UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03447

SEI Tax Exempt Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: August 31, 2018

Date of reporting period: August 31, 2018

Item 1.	Reports to Stockholders.

August 31, 2018

ANNUAL REPORT

SEI Tax Exempt Trust

Intermediate-Term Municipal Fund

Short Duration Municipal Fund

California Municipal Bond Fund

Massachusetts Municipal Bond Fund

New Jersey Municipal Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Tax-Advantaged Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

August 31, 2018 (Unaudited)

To our shareholders:

The broad municipal bond (“muni”) market was marginally higher, according to the Bloomberg Barclays US Municipal Bond Index, during the Funds’ reporting period—September 2017 through August 2018—recovering from a selloff at the beginning of 2018 on concerns that recently passed tax reform would make the potential tax advantages offered by munis less attractive to investors. However, a limited supply of new capital issuance supported the municipal bond market over the remainder of the fiscal period. Financial market conditions later in the fiscal period reflected a continuation of trends, with continued strength in the labor markets and unemployment matching a 50-year low at 3.8%. Major central-bank policies diverged. Firming inflation and global growth gave the Federal Reserve (“Fed”) confidence to raise rates three times during the fiscal period, in December, March and June, while the European Central Bank held rates steady throughout the period, with short-term rates implying negative yields and a slower pace of normalization relative to the U.S. The Bank of Japan and People’s Bank of China also continued their commitments to monetary accommodation during the reporting period.

Muni-market sector performance trends continued, with revenue bonds (which tend to be riskier, as they are not supported by the issuing government’s ability to levy taxes) outperforming prerefunded bonds, while general obligation bonds produced the lowest returns. Outside of municipals, qualified-dividend-income-eligible preferred stocks—which enjoy favorable tax treatment, but whose perpetual maturity makes the asset class even more sensitive to Fed rate moves—underperformed the muni market during the Funds’ fiscal year.

Among state issuers, yields rose in California, Massachusetts, New Jersey, New York and Pennsylvania. From a credit-quality perspective, lower-quality investment-grade bonds generally continued to outperform higher-quality investment-grade bonds. High-yield muni bonds led during the majority of the period, driven by stable oil prices, falling default rates and investors who continued to search for yield.

Supply and demand factors remained favorable during the Funds’ recently completed reporting period. On the supply side, muni issuance decreased from the prior period on an average monthly basis. Tax reform that passed during the first half of the fiscal year pulled issuance forward as the municipal market lost the ability to issue bonds for advance refundings, which typically represent close to 20% of issuance; December was a record month for tax-exempt municipal issuance, leading to an issuance decline over the remainder of the period. On the demand side, demand for municipals remained strong, especially in high-tax states where the deduction cap made the tax exemption of municipals more attractive, placing the municipal market in a firm technical position.

In December 2017, the Fed raised the target short-term rate, followed by two additional increases in March and June; as a result, Treasury rates moved higher on the front end of the curve. The Fed implied that conditions could warrant two additional increases later in 2018.

AAA municipal bond yields rose more for shorter maturities than longer maturities, while the AAA municipal yield curve steepened relative to the Treasury curve.

On behalf of SEI Investments, I want to thank you for your confidence in the SEI Tax Exempt Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA Managing Director, Portfolio Management Team

SEI Tax Exempt Trust / Annual Report / August 31, 2018	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2018 (Unaudited)

Intermediate-Term Municipal Fund

I. Objective

The Intermediate-Term Municipal Fund (the “Fund”) seeks to provide the highest level of income exempt from federal income tax consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisors Delaware Investment Fund Advisors, a series of Macquarie Investment Management Business Trust and Standish Mellon Asset Management Company LLC as of August 31, 2018.

III. Returns

For the fiscal year ended August 31, 2018, the Intermediate-Term Municipal Fund, Class F, returned -0.10%. The Fund’s Benchmark—Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index—returned 0.04%.

IV. Performance Discussion

For the second consecutive year, municipal yields moved higher over the course of the fiscal year. Short-term AAA municipal yields increased by a greater magnitude than long-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year, and inflation expectations remained in a range. Relative to U.S. Treasury bonds, municipal bonds outperformed on the short end of the curve but lagged on the long end of the curve.

Tax reform became a reality at the end of 2017. Due to the changes, issuance was pulled forward as the municipal market lost the ability to issue bonds for advance refundings, which typically represent close to 20% of issuance. December was a record month for tax-exempt municipal issuance, leading to an issuance decline over the first half of 2018. Demand for municipals remained strong, especially in high-tax states where the deduction cap made the tax exemption of municipals more attractive, placing the municipal market in a firm technical position. Concerns about healthcare and pension liabilities weighed on general obligation (“GO”) bonds, causing them to underperform revenue bonds, although positive developments in both Illinois and Puerto Rico enabled those headline issuers to outperform. A continued economic expansion above projections enabled the revenue bond sector and lower- quality issues to outperform.

The Fund’s slightly longer duration detracted during the fiscal year, while a flattening yield-curve posture contributed. An overweight to BBB rated securities, which outperformed higher-quality bonds, enhanced relative returns. Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds over GO bonds was additive, especially within hospitals and transportation.

Both Standish and Macquarie were slightly long duration, which detracted, while a flattening yield-curve bias added. Overweights to BBB rated securities and revenue bonds against GO bonds enhanced performance.

2	SEI Tax Exempt Trust / Annual Report / August 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Intermediate-Term Municipal Fund, Class F	-0.10%	2.10%	3.14%	3.64%	4.60%

Intermediate-Term Municipal Fund, Class Y	0.07%	2.36%	3.30%	3.72%	4.63%

Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index[3]	0.04%	2.34%	3.42%	3.99%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Intermediate-Term Municipal Fund, Class F and Class Y, versus the Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index

1

For the year ended August 31, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning September 5, 1989. Class Y shares were offered beginning May 1, 2015. Class Y shares performance for the period prior to May 1, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays 3-15 Year Intermediate Municipal Blend Index, is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

N/A	— Not Applicable.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2018 (Unaudited)

Short Duration Municipal Fund

I. Objective

The Short Duration Municipal Fund (“the Fund”) seeks to provide a high level of income exempt from federal income tax consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisers Neuberger Berman Investment Advisers LLC, Wells Capital Management, Inc., Western Asset Management Company and Western Asset Management Company Limited as of August 31, 2018.

III. Returns

For the fiscal year ended August 31, 2018, the Short Duration Municipal Fund, Class F, returned 0.52%. The Fund’s benchmark—Bloomberg Barclays 1-Year Municipal Bond Index—returned 0.64%.

IV. Performance Discussion

For the second consecutive year, municipal yields moved higher over the course of the fiscal year. Short-term AAA municipal yields increased by a greater magnitude than long-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year, and inflation expectations remained in a range. Relative to U.S. Treasury bonds, municipal bonds outperformed on the short end of the curve but lagged on the long end of the curve.

Tax reform became a reality at the end of 2017. Due to the changes, issuance was pulled forward as the municipal market lost the ability to issue bonds for advance refundings, which typically represent close to 20% of issuance. December was a record month for tax-exempt municipal issuance, leading to an issuance decline over the first half of 2018. Demand for municipals remained strong, especially in high-tax states where the deduction cap made the tax exemption of municipals more attractive, placing the municipal market in a firm technical position. Concerns about healthcare and pension liabilities weighed on general obligation (“GO”) bonds, causing them to underperform revenue bonds, although positive developments in both Illinois and Puerto Rico enabled those headline issuers to outperform. A continued economic expansion above projections enabled the revenue bond sector and lower-quality issues to outperform.

The Fund’s overweight to bonds with maturities between three and five years detracted as those bonds underperformed the one-year maturities contained in its benchmark. An overweight to BBB rated securities enhanced performance. Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds was additive.

Neuberger’s yield-curve positioning in bonds with maturities between three and five years detracted, while an overweight to BBB rated securities enhanced performance. A slightly shorter duration posture by Wells was additive as yields rose; an overweight to revenue bonds was also beneficial. Western’s shorter duration posture and overweight to revenue bonds, especially in the transportation sector, was additive.

4	SEI Tax Exempt Trust / Annual Report / August 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1,2]

		Average	Average	Average
		Annual	Annual	Annual	Annualized
	One Year	3-Year	5-Year	10-Year	Inception
	Return	Return	Return	Return	to Date

Short Duration Municipal Fund, Class F	0.52%	0.49%	0.50%	1.02%	1.47%

Short Duration Municipal Fund, Class Y	0.77%	0.74%	0.65%	1.10%	1.53%

Bloomberg Barclays 1-Year Municipal Bond Index[3]	0.64%	0.82%	0.78%	1.27%	1.76%

Comparison of Change in the Value of a $100,000 Investment in the Short Duration Municipal Fund, Class F and Class Y, versus the Bloomberg Barclays 1-Year Municipal Bond Index

1

For the year ended August 31, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning November 13, 2003. Class Y shares were offered beginning May 1, 2015. Class Y shares performance for the period prior to May 1, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays 1-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the short-term tax exempt bond market. The Index has four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2018 (Unaudited)

California Municipal Bond Fund

I. Objective

The California Municipal Bond Fund (“the Fund”) seeks to provide the highest level of current income exempt from federal and California state income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisor Standish Mellon Asset Management Company LLC as of August 31, 2018.

III. Returns

For the fiscal year ended August 31, 2018, the California Municipal Bond Fund, Class F, returned -1.27%. The Fund’s benchmark—Bloomberg Barclays MF California Intermediate Municipal Index—returned -0.23%.

IV. Performance Discussion

For the second consecutive year, municipal yields moved higher over the course of the fiscal year. Short-term AAA municipal yields increased by a greater magnitude than long-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year, and inflation expectations remained in a range. Relative to U.S. Treasury bonds, municipal bonds outperformed on the short end of the curve but lagged on the long end of the curve.

Tax reform became a reality at the end of 2017. Due to the changes, issuance was pulled forward as the municipal market lost the ability to issue bonds for advance refundings, which typically represent close to 20% of issuance. December was a record month for tax-exempt municipal issuance, leading to an issuance decline over the first half of 2018. Demand for municipals remained strong, especially in high-tax states where the deduction cap made the tax exemption of municipals more attractive, placing the municipal market in a firm technical position. Concerns about healthcare and pension liabilities weighed on general obligation (“GO”) bonds. A continued economic expansion above projections enabled the revenue bond sector and lower-quality issues to outperform.

The California economy continued to exceed the growth of the overall U.S. economy; the cap on state and local income-tax deductions also provided support to its bonds, enabling state GO spreads to narrow. Consistent with the relative sector performance outlined in the shareholder letter, an overweight to revenue bonds, particularly transportation, enhanced returns.

An underweight to state GO bonds subtracted but was mitigated by an overweight to appropriated debt, which outperformed. A slightly longer duration posture was a headwind to performance as yields generally rose throughout the fiscal period.

6	SEI Tax Exempt Trust / Annual Report / August 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

California Municipal Bond Fund, Class F	-1.27%	1.41%	2.60%	3.22%	3.78%

California Municipal Bond Fund, Class Y	-1.12%	1.54%	2.68%	3.26%	3.80%

Bloomberg Barclays MF California Intermediate Municipal Index[3]	-0.23%	2.03%	3.25%	4.18%	4.53%

Comparison of Change in the Value of a $100,000 Investment in the California Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF California Intermediate Municipal Index

1

For the year ended August 31, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 19, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays MF California Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of California and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2018 (Unaudited)

Massachusetts Municipal Bond Fund

I. Objective

The Massachusetts Municipal Bond Fund (“the Fund”) seeks to provide the highest level of current income exempt from federal and Massachusetts state income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisor Standish Mellon Asset Management Company LLC as of August 31, 2018.

III. Returns

For the fiscal year ended August 31, 2018, the Massachusetts Municipal Bond Fund, Class F, returned -2.01%. The Fund’s benchmark—Bloomberg Barclays MF Massachusetts Intermediate Municipal Index—returned -1.22%.

IV. Performance Discussion

For the second consecutive year, municipal yields moved higher over the course of the fiscal year. Short-term AAA municipal yields increased by a greater magnitude than long-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year, and inflation expectations remained in a range. Relative to U.S. Treasury bonds, municipal bonds outperformed on the short end of the curve but lagged on the long end of the curve.

Tax reform became a reality at the end of 2017. Due to the changes, issuance was pulled forward as the municipal market lost the ability to issue bonds for advance refundings, which typically represent close to 20% of issuance. December was a record month for tax-exempt municipal issuance, leading to an issuance decline over the first half of 2018. Demand for municipals remained strong, especially in high-tax states where the deduction cap made the tax exemption of municipals more attractive, placing the municipal market in a firm technical position. Concerns about healthcare and pension liabilities weighed on general obligation (“GO”) bonds, causing them to underperform revenue bonds. A continued economic expansion above projections enabled the revenue bond sector and lower-quality issues to outperform.

State tax receipts increased due to growth in the economy in and around Boston, enabling Commonwealth of Massachusetts bonds to outperform, and the Fund’s underweight subtracted.

Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB over higher-rated securities enhanced performance. The Fund’s slightly longer duration detracted, as did overweights to bonds with maturities on the intermediate portion of the yield curve, as those bonds underperformed both short-term and long-term bonds. Selection within revenue bonds and holdings within transportation and hospital bonds benefited.

8	SEI Tax Exempt Trust / Annual Report / August 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Massachusetts Municipal Bond Fund, Class F	-2.01%	1.17%	2.36%	3.22%	3.72%

Massachusetts Municipal Bond Fund, Class Y	-1.86%	1.27%	2.42%	3.25%	3.73%

Bloomberg Barclays MF Massachusetts Intermediate Municipal Index[3]	-1.22%	1.87%	3.16%	4.00%	4.51%

Comparison of Change in the Value of a $100,000 Investment in the Massachusetts Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF Massachusetts Intermediate Municipal Index

1

For the year ended August 31, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 19, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays MF Massachusetts Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Massachusetts and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2018 (Unaudited)

New Jersey Municipal Bond Fund

I. Objective

The New Jersey Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New Jersey state income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisor Standish Mellon Asset Management Company LLC as of August 31, 2018.

III. Returns

For the fiscal year ended August 31, 2018, the New Jersey Municipal Bond Fund, Class F, returned -0.52%. The Fund’s benchmark—Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index—returned -0.35%.

IV. Performance Discussion

For the second consecutive year, municipal yields moved higher over the course of the fiscal year. Short-term AAA municipal yields increased by a greater magnitude than long-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year, and inflation expectations remained in a range. Relative to U.S. Treasury bonds, municipal bonds outperformed on the short end of the curve but lagged on the long end of the curve.

Tax reform became a reality at the end of 2017. Due to the changes, issuance was pulled forward as the municipal market lost the ability to issue bonds for advance refundings, which typically represent close to 20% of issuance. December was a record month for tax-exempt municipal issuance, leading to an issuance decline over the first half of 2018. Demand for municipals remained strong, especially in high-tax states where the deduction cap made the tax exemption of municipals more attractive, placing the municipal market in a firm technical position. Concerns about healthcare and pension liabilities weighed on general obligation (“GO”) bonds, causing them to underperform revenue bonds. A continued economic expansion above projections enabled the revenue bond sector and lower-quality issues to outperform.

While New Jersey bonds have struggled in recent years, along with New Jersey’s mounting pension and healthcare liabilities, the performance of New Jersey bonds was generally in line with the market.

Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB rated over higher-rated securities enhanced performance. The Fund’s slightly longer duration detracted, as did overweights to bonds with maturities on the intermediate portion of the yield curve, as those bonds underperformed both short-term and long-term bonds. Selection within revenue bonds and holdings within transportation and hospital bonds also benefited returns.

10	SEI Tax Exempt Trust / Annual Report / August 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

New Jersey Municipal Bond Fund, Class F	-0.52%	1.85%	2.18%	2.84%	3.41%

New Jersey Municipal Bond Fund, Class Y	-0.37%	1.98%	2.26%	2.88%	3.43%

Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index[3]	-0.35%	1.92%	2.77%	3.56%	4.14%

Comparison of Change in the Value of a $100,000 Investment in the New Jersey Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index

1

For the year ended August 31, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 19, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays 3-10 Year Intermediate Municipal Blend Index is a rules-based, market value-weighted index engineered for the intermediate-term tax exempt investor. The Index is derived from a combination of the Bloomberg Barclays 3, 5, 7 and 10 year municipal Indices. These Indices have four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2018 (Unaudited)

New York Municipal Bond Fund

I. Objective

The New York Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New York state and city income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisor Standish Mellon Asset Management Company LLC as of August 31, 2018.

III. Returns

For the fiscal year ended August 31, 2018, the New York Municipal Bond Fund, Class F, returned -1.64%. The Fund’s benchmark—Bloomberg Barclays MF New York Intermediate Municipal Index—returned -1.01%.

IV. Performance Discussion

For the second consecutive year, municipal yields moved higher over the course of the fiscal year. Short-term AAA municipal yields increased by a greater magnitude than long-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year, and inflation expectations remained in a range. Relative to U.S. Treasury bonds, municipal bonds outperformed on the short end of the curve but lagged on the long end of the curve.

Tax reform became a reality at the end of 2017. Due to the changes, issuance was pulled forward as the municipal market lost the ability to issue bonds for advance refundings, which typically represent close to 20% of issuance. December was a record month for tax-exempt municipal issuance, leading to an issuance decline over the first half of 2018. Demand for municipals remained strong, especially in high-tax states where the deduction cap made the tax exemption of municipals more attractive, placing the municipal market in a firm technical position. Concerns about healthcare and pension liabilities weighed on general obligation (“GO”) bonds, causing them to underperform revenue bonds. A continued economic expansion above projections enabled the revenue bond sector and lower-quality issues to outperform.

An underweight to New York City GO bonds detracted, as the city’s finances continued to improve, and the cap on state and local tax deductions increased the demand for tax-exempt securities, enabling credit-quality spreads to narrow. The Fund’s slightly longer duration also detracted, as did overweights to bonds with maturities on the intermediate portion of the yield curve, as those bonds underperformed both short-term and long-term bonds. Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB rated over higher-rated securities enhanced performance. Selection within revenue bonds also enhanced performance, as did holdings within transportation and hospital bonds.

12	SEI Tax Exempt Trust / Annual Report / August 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

New York Municipal Bond Fund, Class F	-1.64%	1.31%	2.18%	2.92%	3.61%

New York Municipal Bond Fund, Class Y	-1.58%	1.41%	2.24%	2.94%	3.62%

Bloomberg Barclays MF New York Intermediate Municipal Index[3]	-1.01%	1.86%	3.02%	3.83%	4.39%

Comparison of Change in the Value of a $100,000 Investment in the New York Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF New York Intermediate Municipal Index

1

For the year ended August 31, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 18, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays MF New York Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of New York and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2018 (Unaudited)

Pennsylvania Municipal Bond Fund

I. Objective

The Pennsylvania Municipal Bond Fund (the “Fund”) seeks to provide current income exempt from federal and Pennsylvania state income taxes consistent with the preservation of capital.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized sub-advisor Standish Mellon Asset Management Company LLC as of August 31, 2018.

III. Returns

For the fiscal year ended August 31, 2018, the Pennsylvania Municipal Bond Fund, Class F, returned -1.41%. The Fund’s benchmark—Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index—returned -0.42%.

IV. Performance Discussion

For the second consecutive year, municipal yields moved higher over the course of the fiscal year. Short-term AAA municipal yields increased by a greater magnitude than long-term yields, as the Federal Reserve (“Fed”) raised rates three times during the fiscal year, and inflation expectations remained in a range. Relative to U.S. Treasury bonds, municipal bonds outperformed on the short end of the curve but lagged on the long end of the curve.

Tax reform became a reality at the end of 2017. Due to the changes, issuance was pulled forward as the municipal market lost the ability to issue bonds for advance refundings, which typically represent close to 20% of issuance. December was a record month for tax-exempt municipal issuance, leading to an issuance decline over the first half of 2018. Demand for municipals remained strong, especially in high-tax states where the deduction cap made the tax exemption of municipals more attractive, placing the municipal market in a firm technical position. Concerns about healthcare and pension liabilities weighed on general obligation (“GO”) bonds, causing them to underperform revenue bonds. A continued economic expansion above projections enabled the revenue bond sector and lower-quality issues to outperform.

An underweight to Pennsylvania GO bonds detracted, as the Pennsylvania legislature continued to move forward on framing a balanced budget, enabling spreads on its bonds to narrow. Long-term fiscal challenges remained, but more concrete steps have been taken. The Fund’s slightly longer duration detracted, as did overweights to bonds with maturities on the intermediate portion of the yield curve, as those bonds underperformed both short-term and long-term bonds. Consistent with the relative performance outlined in the shareholder letter, an overweight to BBB rated over higher-rated securities enhanced performance. Selection within revenue bonds also enhanced performance, as did holdings within transportation and hospital bonds.

14	SEI Tax Exempt Trust / Annual Report / August 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Pennsylvania Municipal Bond Fund, Class F	-1.41%	1.39%	2.17%	2.89%	3.52%

Pennsylvania Municipal Bond Fund, Class Y	-1.36%	1.50%	2.23%	2.92%	3.54%

Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index[3]	-0.42%	2.28%	3.30%	4.09%	4.46%

Comparison of Change in the Value of a $100,000 Investment in the Pennsylvania Municipal Bond Fund, Class F and Class Y, versus the Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index

1

For the year ended August 31, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning August 26, 1998. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays MF Pennsylvania Intermediate Municipal Index is a subset of the Bloomberg Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Pennsylvania and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

August 31, 2018 (Unaudited)

Tax-Advantaged Income Fund

I. Objective

The Tax-Advantaged Income Fund (“the Fund”) seeks to provide the highest level of income possible in a tax- efficient manner.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of August 31, 2018: Pacific Investment Management Company LLC (“PIMCO”), Spectrum Asset Management, Inc. and Wells Capital Management, Inc.

III. Returns

For the fiscal year ended August 31, 2018, the Tax- Advantaged Income Fund, Class F, returned 2.80%. The Fund’s primary benchmark—Bloomberg Barclays High Yield Municipal Bond Index—returned 6.21%.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Therefore, the Fund also utilizes a blended benchmark that consists of the Bloomberg Barclays High Yield Municipal Bond Index (60%) and the Bloomberg Barclays Municipal Bond Index (40%). The Fund’s 60/40 Blended Benchmark is designed to provide a useful comparison for the Fund’s overall performance and reflects the Fund’s investment strategy more accurately than the broad-based index.

IV. Performance Discussion

As addressed in the enclosed shareholder letter, qualified dividend-income (“QDI”)-eligible preferred stocks produced strong positive returns during the fiscal year, outperforming municipal-bond returns, providing a tailwind to performance for the period (QDI is a type of dividend that is subject to capital-gains taxes rather than income taxes, which provides a potential tax benefit for some investors). A large component of the QDI universe is banks and financial institutions, which benefited from rising yields and the prospects for some relief from the regulations imposed in the post-financial-crisis era.

Consistent with the relative performance outlined in the shareholder letter, lower-quality investment-grade bonds generally outperformed higher-quality investment-grade bonds over the full fiscal year, and the Fund’s overweight to BBB securities was additive.

Non-investment-grade municipal bonds outperformed investment-grade municipal bonds, and PIMCO’s underweight to non-investment-grade bonds detracted. Revenue bonds outperformed both general-obligation (“GO”) and pre-refunded bonds during the fiscal year. PIMCO’s overweight to revenue and underweights to GO and pre-refunded bonds enhanced performance.

Preferred securities generally outperformed municipal bonds during the period, so Spectrum’s allocation was additive.

During the fiscal year, the Fund purchased a small position in U.S. Treasury futures contracts and utilized interest-rate swap contracts to manage portfolio duration and interest-rate risk. This positioning did not have a material impact on Fund performance.

16	SEI Tax Exempt Trust / Annual Report / August 31, 2018

AVERAGE ANNUAL TOTAL RETURN[1,2]

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date

Tax-Advantaged Income Fund, Class F	2.80%	5.35%	6.36%	6.12%	4.93%

Tax-Advantaged Income Fund, Class Y	3.05%	5.62%	6.50%	6.18%	5.02%

60/40 Hybrid of the following Indices:	3.89%	5.38%	5.93%	5.39%	4.79%

Bloomberg Barclays High Yield Municipal Bond Index[3]	6.21%	7.18%	7.14%	6.03%	5.03%

Bloomberg Barclays Municipal Bond Index[4]	0.49%	2.71%	4.12%	4.32%	4.33%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Advantaged Income Fund, Class F and Class Y, versus a 60/40 Blend of the following indices: the Bloomberg Barclays High Yield Municipal Bond Index, and the Bloomberg Barclays Municipal Bond Index

1

For the year ended August 31, 2018. Past performance is no indication of future performance. Class F shares (formerly Class A shares) were offered beginning September 4, 2007. Class Y shares were offered beginning May 1, 2015. Class Y shares performance for the period prior to May 1, 2015 is derived from the performance of Class F shares. Returns for Class Y shares are substantially similar to those of Class F shares and differ only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3

The Bloomberg Barclays High Yield Municipal Bond Index covers the universe of fixed rate, noninvestment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations.

4

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	17

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 99.4%

Alabama — 1.4%
Alabama State, 21st Century Authority, Ser A, RB
5.000%, 06/01/2020	$720	$755
Alabama State, Federal Aid Highway Finance Authority, Ser A, RB Callable 09/01/2027 @ 100
5.000%, 09/01/2032	2,000	2,351
Birmingham, Water Works Board of Revenue Authority, RB
5.000%, 01/01/2021	1,000	1,071
Birmingham, Water Works Board of Revenue Authority, Sub-Ser B, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2031	3,265	3,776
Birmingham-Jefferson, Civic Center Authority, Sub-Ser B, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2034	2,490	2,825
5.000%, 07/01/2036	2,745	3,094
Jefferson County, Refunding Warrants, Ser A, GO
5.000%, 04/01/2025	2,500	2,862
Lower Alabama, Gas District, Ser A, RB
5.000%, 09/01/2028	3,300	3,811
5.000%, 09/01/2031	3,140	3,642
5.000%, 09/01/2034	2,000	2,338
University of Alabama, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	2,160	2,394

		28,919

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Alaska — 0.5%
Alaska State, Industrial Development & Export Authority, Ser A, RB Callable 04/01/2020 @ 100
5.250%, 04/01/2023	$3,510	$3,691
Anchorage, Water Revenue, Ser B, RB Callable 05/01/2027 @ 100
5.000%, 05/01/2031	1,500	1,743
Northern Tobacco Securitization, Ser A, RB Callable 09/19/2018 @ 100
5.000%, 06/01/2046	4,060	4,079

		9,513

Arizona — 3.2%
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Pre-Refunded @ 100
5.000%, 01/01/2019 (A)	2,295	2,321
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 12/01/2021 @ 100
5.000%, 12/01/2027	2,500	2,728
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2035	3,000	3,420
Arizona State, Department of Transportation, State Highway Fund Revenue, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2026	5,000	5,740
Arizona State, Health Facilities Authority, Banner Health Project, Ser A, RB
5.000%, 01/01/2023	1,490	1,665
Arizona State, Industrial Development Authority, American Charter Schools Foundation Project, RB Callable 07/01/2027 @ 100
6.000%, 07/01/2037 (B)	1,805	1,911
Chandler, Industrial Development Authority, Intel Corp. Project, AMT, RB
2.700%, 12/01/2037 (C)	4,000	4,009
Maricopa County, Industrial Development Authority, Banner Health Project, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2031	2,250	2,595

18	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Maricopa County, Industrial Development Authority, Christian Care Surprise Project, RB Callable 01/01/2025 @ 102
5.750%, 01/01/2036 (B)	$1,500	$1,518
Maricopa County, Pollution Control Authority, Public Service Project, Ser B, RB
5.200%, 06/01/2043 (C)	3,690	3,867
Phoenix, Civic Improvement Authority, Junior Lien, RB
5.000%, 07/01/2023	2,510	2,847
Phoenix, Civic Improvement Authority, Junior Lien, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2033	3,930	4,522
Phoenix, Civic Improvement Authority, Junior Lien, Ser A, RB Pre-Refunded @ 100
5.000%, 07/01/2020 (A)	3,500	3,705
Phoenix, Civic Improvement Authority, Junior Lien, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2028	600	685
5.000%, 07/01/2029	250	285
5.000%, 07/01/2030	500	567
5.000%, 07/01/2032	1,095	1,238
Phoenix, Industrial Development Authority, Downtown Phoenix Student Housing, ASU Project, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2029	350	397
5.000%, 07/01/2032	115	129
5.000%, 07/01/2033	355	396
Pima County, Industrial Development Authority, American Leadership Academy Project, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2047 (B)	985	994
5.000%, 06/15/2052 (B)	845	849
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/2020	1,145	1,212
Pima County, Sewer System Authority, RB, AGM Pre-Refunded @ 100
5.000%, 07/01/2020 (A)	2,000	2,115
Salt Verde, Financial Gas Revenue Authority, RB
5.250%, 12/01/2024	1,330	1,518
5.250%, 12/01/2026	4,510	5,228
5.000%, 12/01/2032	2,500	2,933
5.000%, 12/01/2037	3,000	3,556

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tempe, Industrial Development Authority, Mirabella at ASU Project, Ser A, RB
5.500%, 10/01/2027 (B)	$900	$966
Tempe, Industrial Development Authority, Mirabella at ASU Project, Ser A, RB Callable 10/01/2027 @ 100
6.000%, 10/01/2037 (B)	1,200	1,320
Yavapai County, Industrial Development Authority, Yavapai Regional Medical Center Project, Ser A, RB Callable 08/01/2023 @ 100
5.250%, 08/01/2033	1,000	1,094

		66,330

Arkansas — 0.4%
Arkansas State, University of Arkansas, Various Facility Fayetteville Project, RB Callable 11/01/2024 @ 100
5.000%, 11/01/2033	1,400	1,593
5.000%, 11/01/2034	1,210	1,374
Arkansas State, University of Central Arkansas, Auxiliary Project, Ser C, RB, AMBAC
6.125%, 04/01/2026	1,535	1,776
Arkansas State, University of Central Arkansas, Student Fee Project, Ser B, RB, AMBAC
6.125%, 04/01/2026	1,535	1,775
Fort Smith, Water & Sewer Revenue, RB Callable 10/01/2028 @ 100
5.000%, 10/01/2035	1,500	1,721

		8,239

California — 10.0%
Alameda Corridor, Transportation Authority, Sub Lien, Ser B, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2034	1,000	1,123
Bay Area, Toll Authority, RB
5.000%, 04/01/2022	2,500	2,793
California State, Department of Water Resources, Ser AS, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2029	1,905	2,228
California State, Department of Water Resources, Ser AS, RB Pre-Refunded @ 100
5.000%, 12/01/2024 (A)	5	6
California State, Department of Water Resources, Ser L, RB
5.000%, 05/01/2019	4,000	4,094

SEI Tax Exempt Trust / Annual Report / August 31, 2018	19

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Economic Recovery, Ser A, GO Pre-Refunded @ 100
5.250%, 07/01/2019 (A)	$1,110	$1,145
California State, GO
5.000%, 09/01/2021	3,075	3,377
5.000%, 10/01/2024	2,090	2,444
5.000%, 08/01/2026	3,880	4,658
California State, GO Callable 10/04/2018 @ 100
5.000%, 09/01/2028	3,100	3,107
California State, GO Callable 09/01/2021 @ 100
5.250%, 09/01/2028	1,750	1,929
California State, GO Callable 09/01/2022 @ 100
5.000%, 09/01/2023	2,500	2,808
California State, GO Callable 03/01/2025 @ 100
5.000%, 03/01/2026	5,000	5,852
California State, GO Callable 08/01/2025 @ 100
5.000%, 08/01/2026	2,500	2,946
California State, GO Callable 09/01/2026 @ 100
5.000%, 09/01/2028	3,000	3,557
5.000%, 09/01/2030	3,395	3,993
California State, Health Facilities Financing Authority, Kaiser Permanente Project, Ser A1, RB
5.000%, 11/01/2027	5,225	6,384
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser A, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2026	5,000	5,671
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser C, RB
5.000%, 07/01/2043 (C)	2,500	2,586
California State, Health Facilities Financing Authority, Stanford Health Care, Ser A, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2028	2,000	2,407
California State, Municipal Finance Authority, Caritas Project, Ser A, RB Callable 08/15/2027 @ 100
4.000%, 08/15/2037	1,055	1,069
California State, Municipal Finance Authority, Linxs APM Project, AMT, RB Callable 06/30/2028 @ 100
5.000%, 12/31/2043	5,420	6,052

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Public Works Board, Judicial Council Project, Ser A, RB Callable 03/01/2023 @ 100
5.000%, 03/01/2026	$1,000	$1,123
California State, Public Works Board, Judicial Council Project, Ser D, RB Callable 12/01/2021 @ 100
5.250%, 12/01/2025	4,185	4,647
California State, Public Works Board, Ser S, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2032	1,000	1,170
California State, Public Works Board, Various Capital Projects, Ser H, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2025	2,795	3,261
California State, Public Works Board, Various Capital Projects, Ser I, RB Callable 11/01/2023 @ 100
5.000%, 11/01/2024	2,500	2,868
California State, Ser A, GO
5.000%, 07/01/2019 (D)	1,375	1,416
California State, Ser C, GO Callable 09/01/2025 @ 100
5.000%, 09/01/2030	5,015	5,839
California State, Statewide Communities Development Authority, Baptist University Project, Ser A, RB
5.125%, 11/01/2023	715	766
California State, Statewide Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/2019	3,410	3,482
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, RB Callable 12/01/2024 @ 100
5.250%, 12/01/2034	3,875	4,247
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, RB Callable 06/01/2028 @ 100
5.250%, 12/01/2038 (B)	900	1,002
5.250%, 12/01/2043 (B)	1,200	1,327
5.000%, 12/01/2033 (B)	600	666
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 12/01/2041 (B)	2,315	2,498

20	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Statewide Communities Development Authority, University of California Irvine East, RB
5.000%, 05/15/2022	$1,000	$1,100
California State, Systemwide University Revenue Authority, Ser A, RB
5.000%, 11/01/2024	2,500	2,948
California State, Various Purpose, GO Callable 08/01/2026 @ 100
5.000%, 08/01/2028	2,500	2,961
5.000%, 08/01/2030	6,500	7,639
5.000%, 08/01/2035	3,000	3,470
Golden State, Tobacco Securitization Project, Ser A, RB Callable 06/01/2023 @ 100
5.000%, 06/01/2029	915	1,017
Golden State, Tobacco Securitization Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2035	3,000	3,373
Golden State, Tobacco Securitization Project, Ser A1, RB
5.000%, 06/01/2026	1,450	1,662
5.000%, 06/01/2027	2,875	3,323
Golden State, Tobacco Securitization Project, Ser B, RB Callable 09/19/2018 @ 19
10.506%, 06/01/2047 (E)	6,850	1,206
Golden State, Tobacco Securitization, Ser A1, RB Callable 06/01/2022 @ 100
7.494%, 06/01/2036 (E)	3,500	3,513
5.000%, 06/01/2047	3,000	3,081
Golden State, Tobacco Securitization, Ser A1, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2034	4,960	5,639
5.000%, 06/01/2035	6,410	7,260
Imperial, Irrigation District Electric System Revenue, Ser C, RB Callable 05/01/2026 @ 100
5.000%, 11/01/2030	1,000	1,164
Los Angeles County, Disney Concert Hall Parking Project, COP
5.000%, 09/01/2021	375	411
5.000%, 03/01/2022	625	694
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser A, AMT, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2032	2,285	2,536

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser A, AMT, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2031	$840	$956
5.000%, 05/15/2032	500	568
Los Angeles, Department of Water & Power, Power System Project, Ser A, RB
5.000%, 07/01/2021	1,650	1,810
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB Callable 01/01/2024 @ 100
5.000%, 07/01/2032	2,500	2,832
Los Angeles, Department of Water & Power, Sub-Ser B3, RB Callable 09/04/2018 @ 100
1.290%, 07/01/2034 (C)	2,000	2,000
Los Angeles, Harbor Department of Revenue, Ser A, AMT, RB
5.000%, 08/01/2021	1,180	1,283
Los Angeles, Wastewater System Revenue, Sub-Ser A, RB Callable 06/01/2020 @ 100
5.000%, 06/01/2022	685	724
Los Angeles, Wastewater System Revenue, Sub-Ser A, RB Pre-Refunded @ 100
5.000%, 06/01/2020 (A)	1,340	1,419
North Natomas, Community Facilities District No. 4, Ser E, Special Tax
5.000%, 09/01/2020	1,335	1,414
Northern California, Power Agency, Hydroelectric Project No. 1, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2028	1,845	2,048
Orange County, Transportation Authority, 91 Express Lanes Toll Road, RB Callable 08/15/2023 @ 100
5.000%, 08/15/2025	1,000	1,138
Rancho Santiago, Community College District, GO Callable 09/01/2023 @ 100
5.000%, 09/01/2024	2,500	2,876
Sacramento, Airport System Revenue, Ser B, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2033	500	590
Sacramento, Airport System Revenue, Sub-Ser E, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2033	1,000	1,176

SEI Tax Exempt Trust / Annual Report / August 31, 2018	21

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Sacramento, Water Authority, RB Callable 09/01/2023 @ 100
5.000%, 09/01/2026	$1,395	$1,586
San Diego County, Water Authority, Ser B, RB Callable 05/01/2021 @ 100
5.000%, 05/01/2028	2,500	2,707
San Francisco City & County, Public Utilities Commission, Ser D, RB Pre-Refunded @ 100
5.000%, 11/01/2021 (A)	3,685	4,067
Sonoma-Marin, Area Rail Transit District, Ser A, RB
5.000%, 03/01/2019	1,000	1,018
Southern California, Water District, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2028	5,000	5,896
Stockton, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM Callable 09/01/2026 @ 100
5.000%, 09/01/2030	1,750	2,016
5.000%, 09/01/2031	1,815	2,082
Stockton, Unified School District, GO, AGM
5.000%, 07/01/2022	1,220	1,357
University of California, Ser AF, RB Pre-Refunded @ 100
5.000%, 05/15/2023 (A)	995	1,139
University of California, Ser AF, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2024	5,005	5,740
University of California, Ser Q, RB Callable 10/04/2018 @ 100
5.250%, 05/15/2023	180	181

		206,161

Colorado — 2.4%
Colorado State, Department of Transportation, COP Callable 06/15/2026 @ 100
5.000%, 06/15/2030	350	401
5.000%, 06/15/2031	500	571
Colorado State, Health Facilities Authority, Sunbelt Obligated Group Project, RB
5.000%, 11/15/2036 (C)	2,000	2,322
Denver City & County, Airport System Revenue Authority, Ser A, AMT, RB
5.500%, 11/15/2019	2,500	2,604
Denver City & County, Airport System Revenue Authority, Ser A, AMT, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2030	1,250	1,439

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Denver City & County, Airport System Revenue Authority, Ser A, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2031	$1,000	$1,164
Denver City & County, Airport System Revenue Authority, Sub-Ser A, AMT, RB Callable 11/15/2023 @ 100
5.500%, 11/15/2027	10,000	11,432
Denver City & County, Airport System Revenue Authority, Sub-Ser A, AMT, RB Callable 12/01/2028 @ 100
5.000%, 12/01/2033	4,760	5,440
Denver City & County, Airport System Revenue Authority, Sub-Ser B, RB Callable 11/15/2023 @ 100
5.250%, 11/15/2026	2,000	2,276
Denver City & County, Convention Center Expansion Project, Ser 2018-A, COP Callable 06/01/2026 @ 100
5.000%, 06/01/2030	1,465	1,687
Denver City & County, Convention Center Expansion Project, Ser A, COP Callable 06/01/2026 @ 100
5.000%, 06/01/2032	1,360	1,556
Denver City & County, Special Facilities, United Airlines Project, AMT, RB Callable 10/01/2023 @ 100
5.000%, 10/01/2032	4,555	4,876
Denver, Convention Center Hotel Authority, RB
5.000%, 12/01/2025	1,900	2,151
Dominion, Water & Sanitation District, RB Callable 12/01/2021 @ 102
5.250%, 12/01/2027	1,855	1,959
University of Colorado, Hospital Authority, RB Callable 09/01/2021 @ 100
5.000%, 11/15/2038 (C)	5,000	5,403
University of Colorado, Ser A2, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2031	3,240	3,874

		49,155

Connecticut — 1.3%
Connecticut State, Health & Educational Facility Authority, Sacred Heart University Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2034	900	1,018
5.000%, 07/01/2036	700	787
Connecticut State, Ser A, GO Callable 10/15/2023 @ 100
5.000%, 10/15/2025	10,000	11,006

22	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Connecticut State, Ser C, GO
5.000%, 06/15/2026	$2,460	$2,786
Connecticut State, Ser E, GO Callable 09/15/2028 @ 100
5.000%, 09/15/2029	5,000	5,710
Connecticut State, Special Tax Obligation Transportation Infrastructure, Ser A, RB Callable 09/01/2024 @ 100
5.000%, 09/01/2034	2,500	2,718
Connecticut State, Special Tax Obligation Transportation Infrastructure, Ser A, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2028	1,950	2,185

		26,210

Delaware — 0.0%
Kent County, Student Housing and Dining Facility, RB Callable 01/01/2028 @ 100
5.000%, 07/01/2040	440	474
5.000%, 07/01/2048	580	620

		1,094

District of Columbia — 0.5%
Metropolitan Washington, Airports Authority, AMT, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2028	2,000	2,333
Metropolitan Washington, Airports Authority, Ser A, AMT, RB Callable 10/01/2023 @ 100
5.000%, 10/01/2027	2,705	2,997
Metropolitan Washington, Airports Authority, Ser A, AMT, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2035	1,000	1,124
Metropolitan Washington, Airports Authority, Ser A, AMT, RB Callable 10/01/2028 @ 100
5.000%, 10/01/2033	3,000	3,464

		9,918

Florida — 5.4%
Alachua County, Celebration Pointe, Community Development District No. 1, SA
4.750%, 05/01/2024 (B)	410	420
Broward County, Airport System Revenue, AMT, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2034	1,300	1,478
5.000%, 10/01/2035	2,000	2,266

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Broward County, Port Facilities Revenue Authority, Ser B, AMT, RB
5.000%, 09/01/2021	$2,500	$2,698
Central Florida, Expressway Authority, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2029	1,250	1,469
Florida State, Capital Trust Agency, Tuscan Gardens Community, Senior Living, Ser A, RB Callable 04/01/2022 @ 103
7.000%, 04/01/2035	1,205	1,211
Florida State, Citizens Property Insurance, Coastal Account, Ser A1, RB Callable 12/01/2024 @ 100
5.000%, 06/01/2025	16,000	18,337
Florida State, Citizens Property Insurance, Personal & Commercial Lines Account, Senior Secured, Ser A1, RB
5.000%, 06/01/2019	2,775	2,839
5.000%, 06/01/2021	5,000	5,399
Florida State, Department of Transportation, Right of Way Project, Ser A, GO
5.000%, 07/01/2020	1,500	1,587
Florida State, Development Finance, Brightline Passenger Rail Project, AMT, RB Callable 01/01/2019 @ 105
5.625%, 01/01/2047 (B)(C)	2,355	2,457
Florida State, Higher Educational Facilities Financial Authority, Ringling College Project, RB Callable 03/01/2027 @ 100
5.000%, 03/01/2037	1,295	1,402
Florida State, Municipal Power Agency, All Requirements Power Project, RB Callable 10/01/2018 @ 100
5.250%, 10/01/2021	825	827
Florida State, Municipal Power Agency, All Requirements Power Project, RB Callable 10/01/2025 @ 100
5.000%, 10/01/2028	1,000	1,147
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Pre-Refunded @ 100
5.250%, 10/01/2019 (A)	3,475	3,607
Florida State, Municipal Power Agency, Ser A, RB
5.000%, 10/01/2024	1,480	1,703
Florida State, Turnpike Authority, Department of Transportation, Ser C, RB
5.000%, 07/01/2023	7,500	8,511

SEI Tax Exempt Trust / Annual Report / August 31, 2018	23

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Gainesville, Utilities System Revenue, Ser A, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2031	$2,000	$2,352
Hillsborough County, Solid Waste & Resource Recovery Revenue, Ser A, AMT, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2031	3,695	4,161
Jacksonville, Special Revenue Authority, RB Callable 10/01/2024 @ 100
5.000%, 10/01/2027	4,265	4,865
JEA Electric System Revenue, Sub-Ser A, RB Callable 10/01/2023 @ 100
5.000%, 10/01/2025	530	597
5.000%, 10/01/2026	495	557
JEA Electric System Revenue, Sub-Ser A, RB Pre-Refunded @ 100
5.000%, 10/01/2023 (A)	1,870	2,123
Lee County, Solid Waste System Revenue, AMT, RB, NATL
5.000%, 10/01/2026	2,425	2,711
Lee County, Transportation Facilities Revenue, RB, AGM
5.000%, 10/01/2023	1,800	2,041
Miami Beach, Redevelopment Agency, TA Callable 02/01/2024 @ 100
5.000%, 02/01/2030	2,500	2,811
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser A, RB Callable 04/01/2025 @ 100
5.000%, 04/01/2030	430	486
5.000%, 04/01/2031	910	1,026
Miami-Dade County, School Board Foundation, Ser B, COP Callable 05/01/2025 @ 100
5.000%, 05/01/2026	6,985	7,976
Miami-Dade County, Seaport Project, Ser A, RB Callable 10/01/2023 @ 100
5.500%, 10/01/2027	1,330	1,499
Miami-Dade County, Water & Sewer Authority, Ser B, RB, AGM
5.250%, 10/01/2019	3,000	3,115
Orange County, Tourist Development Tax Revenue, Ser B, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2032	3,270	3,726
Orlando Utilities Commission, Ser ES, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2036	3,500	4,043

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Palm Beach County, Health Facilities Authority, Retirement Life Community Project, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2032	$4,350	$4,828
Port Saint Lucie, Utility System Revenue, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2029	1,500	1,726
South Miami, Health Facilities Authority, Baptist Health South Florida, RB Callable 08/15/2027 @ 100
5.000%, 08/15/2031	3,000	3,450

		111,451

Georgia — 2.9%
Atlanta, Development Authority, Downtown Stadium Project, Ser A1, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2032	2,595	2,940
Atlanta, Water & Wastewater Revenue Authority, RB Callable 05/01/2025 @ 100
5.000%, 11/01/2033	5,010	5,685
Atlanta, Water & Wastewater Revenue Authority, Ser A, RB Pre-Refunded @ 100
6.000%, 11/01/2019 (A)	6,950	7,294
Atlanta, Water & Wastewater Revenue Authority, Ser B, RB Callable 11/01/2023 @ 100
5.250%, 11/01/2028	3,000	3,439
Clarke County, Hospital Authority, Piedmont Healthcare, RB
5.000%, 07/01/2022	2,875	3,177
5.000%, 07/01/2024	1,075	1,225
Fulton County, Development Authority, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2033	1,000	1,126
Georgia State, Main Street Natural Gas, Ser A1, RB
5.500%, 09/15/2028	1,915	2,276
5.250%, 09/15/2020	3,740	3,965
Georgia State, Municipal Electric Authority, Project One, Sub-Ser A, RB Callable 07/01/2026 @ 100
5.000%, 01/01/2028	4,140	4,670
Georgia State, Municipal Gas Authority, Gas Portfolio III Project, Ser U, RB
5.000%, 10/01/2020	1,000	1,062
Georgia State, Ser A1, GO
5.000%, 02/01/2024	5,000	5,743
Georgia State, Ser C, GO
5.000%, 10/01/2021	3,000	3,282

24	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Georgia State, Ser I, GO
5.000%, 07/01/2021	$4,115	$4,474
Henry County, Hospital Authority, Piedmont Fayette Hospital Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2026	1,650	1,861
5.000%, 07/01/2027	1,390	1,563
Main Street Natural Gas, Ser B, RB Callable 06/01/2023 @ 100
2.145%, 04/01/2048 (C)	1,865	1,855
Main Street Natural Gas, Sub-Ser C, RB Callable 09/01/2023 @ 100
4.000%, 08/01/2048 (C)	4,000	4,257

		59,894

Guam — 0.0%
Territory of Guam, Section 30, Ser A, RB Pre-Refunded @ 100
5.375%, 12/01/2019 (A)	750	783

Hawaii — 0.5%
Hawaii State, Airports System Revenue, Ser A, AMT, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2032	3,000	3,446
Hawaii State, Ser EH, GO
5.000%, 08/01/2020	4,500	4,773
Honolulu City & County, Wastewater Authority, Second Bond Resolution, Ser A, RB Pre-Refunded @ 100
5.000%, 07/01/2019 (A)	2,500	2,568

		10,787

Idaho — 0.1%
Boise State University, Revenue Authority, General Project, Ser A, RB
4.000%, 04/01/2021	575	606
4.000%, 04/01/2022	485	518
Idaho State, Building Authority, Lewis-Clark State College Project, Ser F, RB
5.000%, 09/01/2023	1,000	1,086
Idaho State, Building Authority, Northern Idaho College Project, Ser G, RB
5.000%, 09/01/2023	60	65

		2,275

Illinois — 7.7%
Chicago, Airport Authority, O’Hare International Airport, RB Callable 01/01/2023 @ 100
5.500%, 01/01/2027	2,000	2,232

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chicago, Airport Authority, O’Hare International Airport, Ser A, AMT, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2029	$5,000	$5,511
Chicago, Airport Authority, O’Hare International Airport, Ser B, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2030	4,000	4,443
5.000%, 01/01/2032	5,840	6,458
Chicago, Airport Authority, O’Hare International Airport, Ser B, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2035	3,500	3,896
Chicago, Airport Authority, O’Hare International Airport, Ser C, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2031	2,450	2,760
Chicago, Board of Education, Ser C, GO Callable 12/01/2027 @ 100
5.000%, 12/01/2030	2,840	2,984
5.000%, 12/01/2034	2,840	2,946
Chicago, Board of Education, Special Tax Callable 04/01/2027 @ 100
5.000%, 04/01/2033	500	546
5.000%, 04/01/2034	620	675
5.000%, 04/01/2036	445	482
5.000%, 04/01/2037	725	784
Chicago, O’Hare International Airport, AMT, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2038	1,500	1,650
Chicago, Ser A, GO Callable 01/01/2024 @ 100
5.250%, 01/01/2029	1,210	1,292
Chicago, Ser C, GO
5.000%, 01/01/2026	1,130	1,231
Chicago, Waterworks Revenue, RB
5.000%, 11/01/2026	1,820	2,072
Chicago, Waterworks Revenue, RB Callable 11/01/2026 @ 100
5.000%, 11/01/2027	2,360	2,675
Chicago, Waterworks Revenue, Second Lien Project, RB Callable 11/01/2024 @ 100
5.000%, 11/01/2029	1,000	1,097
5.000%, 11/01/2034	1,500	1,622
Chicago, Waterworks Revenue, Ser 2017-2, RB, AGM Callable 11/01/2027 @ 100
5.000%, 11/01/2035	5,000	5,566
Cook County, Ser A, GO Callable 11/15/2020 @ 100
5.250%, 11/15/2033	3,500	3,669

SEI Tax Exempt Trust / Annual Report / August 31, 2018	25

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Cook County, Tax Revenue Authority, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2035	$4,000	$4,539
Illinois State, Development Authority, Memorial Group Project, RB Pre-Refunded @ 100
7.125%, 11/01/2023 (A)	3,310	4,104
Illinois State, Finance Authority, Advocate Health Care Network Project, RB Callable 06/01/2023 @ 100
5.000%, 06/01/2026	6,410	7,128
Illinois State, Finance Authority, Chicago International Charter School Project, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2037	1,500	1,573
Illinois State, Finance Authority, Health Care System Project, Ser A, RB Callable 11/15/2025 @ 100
5.000%, 11/15/2029	1,885	2,095
Illinois State, Finance Authority, Rehabilitation Institute of Chicago Project, RB Callable 07/01/2023 @ 100
5.500%, 07/01/2028	1,000	1,110
Illinois State, Finance Authority, University Chicago Medical Project, RB Callable 09/04/2018 @ 100
1.540%, 08/01/2043 (C)(F)	500	500
Illinois State, Finance Authority, University Medical Center Project, Ser A, RB Callable 05/15/2025 @ 100
5.000%, 11/15/2033	1,050	1,164
Illinois State, Finance Authority, University Medical Center Project, Ser B, RB Callable 05/15/2025 @ 100
5.000%, 11/15/2034	2,000	2,210
Illinois State, Finance Authority, University of Chicago Project, Ser A, RB Callable 10/01/2021 @ 100
5.000%, 10/01/2030	1,000	1,081
Illinois State, Finance Authority, University of Illinois Chicago Project, RB Callable 08/15/2027 @ 100
5.000%, 02/15/2028	260	291
5.000%, 02/15/2030	390	434
5.000%, 02/15/2032	265	292
5.000%, 02/15/2037	570	621
Illinois State, GO
4.000%, 02/01/2024	1,585	1,602
Illinois State, GO Callable 03/01/2022 @ 100
5.000%, 03/01/2036	1,215	1,250

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, GO Callable 01/01/2026 @ 100
5.000%, 01/01/2029	$6,930	$7,280
Illinois State, GO Callable 11/01/2026 @ 100
5.000%, 11/01/2036	2,970	3,097
Illinois State, Municipal Electric Agency, Ser A, RB Callable 08/01/2025 @ 100
5.000%, 02/01/2032	5,000	5,596
Illinois State, Railsplitter Tobacco Settlement Authority, RB
5.250%, 06/01/2020	2,695	2,837
Illinois State, Railsplitter Tobacco Settlement Authority, RB Pre-Refunded @ 100
5.500%, 06/01/2021 (A)	12,325	13,514
Illinois State, Regional Transportation Authority, Ser A, RB, NATL
5.500%, 07/01/2023	2,095	2,400
Illinois State, Regional Transportation Authority, Ser B, RB, NATL
5.500%, 06/01/2020	2,710	2,875
Illinois State, Tax Revenue Authority, RB Callable 06/15/2023 @ 100
5.000%, 06/15/2024	2,500	2,737
Illinois State, Toll Highway Authority, Ser A, RB Callable 01/01/2023 @ 100
5.000%, 01/01/2031	3,035	3,345
Illinois State, Toll Highway Authority, Ser A, RB Callable 01/01/2026 @ 100
5.000%, 12/01/2032	2,000	2,254
Illinois State, Toll Highway Authority, Ser A1, RB Callable 01/01/2020 @ 100
5.000%, 01/01/2025	2,250	2,341
Illinois State, Toll Highway Authority, Ser B, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2032	1,250	1,389
Metropolitan Chicago, Water Reclamation District, Ser A, GO
5.000%, 12/01/2023	2,250	2,539
Metropolitan Chicago, Water Reclamation District, Ser A, GO Callable 12/01/2026 @ 100
5.000%, 12/01/2031	3,275	3,704

26	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, RB Callable 12/15/2027 @ 100
5.000%, 12/15/2031	$250	$275
5.000%, 12/15/2032	255	279
5.000%, 12/15/2033	300	328
5.000%, 12/15/2034	400	435
Railsplitter Tobacco Settlement Authority, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2027	6,100	6,932
Sales Tax Securitization, Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2034	3,760	4,205
University of Illinois, Ser A, RB Callable 04/01/2023 @ 100
5.000%, 04/01/2028	3,210	3,478
University of Illinois, Ser A, RB Callable 04/01/2024 @ 100
5.000%, 04/01/2028	2,035	2,235

		158,660

Indiana — 1.3%
Indiana State, Educational Facilities Finance Authority, Butler University Project, Ser S, RB Callable 02/01/2022 @ 100
5.000%, 02/01/2029	1,000	1,078
Indiana State, Finance Authority, Stadium Project, Ser A, RB Callable 08/01/2025 @ 100
5.250%, 02/01/2035	2,000	2,307
Indiana State, Finance Authority, University Health Project, Ser A, RB
5.000%, 12/01/2024	2,000	2,310
Indiana State, Municipal Power Agency, Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2032	2,000	2,325
Indianapolis, Gas Utility Authority, Second Lien, Ser A, RB, AGM Callable 08/15/2020 @ 100
5.000%, 08/15/2023	3,315	3,517
Indianapolis, Local Public Improvement Bond Bank, Indianapolis Airport Authority, AMT, RB
5.000%, 01/01/2023	5,750	6,380
Richmond, Hospital Authority, Reid Hospital Project, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2035	3,400	3,705

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Whiting, Environmental Facilities, BP Products North America Project, AMT, RB
5.000%, 11/01/2047 (C)	$5,000	$5,734

		27,356

Iowa — 0.1%
Iowa State, Finance Authority, Council Bluffs Project, RB Callable 08/01/2023 @ 102
5.000%, 08/01/2038	750	752
Iowa State, Finance Authority, State Revolving Fund, RB Pre-Refunded @ 100
5.000%, 08/01/2021 (A)	1,500	1,631

		2,383

Kansas — 0.5%
Kansas State, Department of Transportation, RB Callable 09/01/2025 @ 100
5.000%, 09/01/2033	3,500	4,014
Kansas State, Development Finance Authority, Adventist Health Sunbelt Project, RB Callable 05/15/2022 @ 100
5.000%, 11/15/2029	4,000	4,357
Wyandotte County, Kansas City Sales Tax, Vacation Village Project, RB Callable 09/01/2025 @ 100
5.000%, 09/01/2027	1,245	1,330

		9,701

Kentucky — 1.0%
Kentucky State, Public Energy Authority, Ser A, RB Callable 01/02/2024 @ 100
4.000%, 04/01/2048 (C)	20,280	21,516

Louisiana — 1.5%
East Baton Rouge, Sewerage Commission, Ser B, RB Callable 02/01/2025 @ 100
5.000%, 02/01/2027	1,000	1,144
Louisiana State, Highway Improvement, Ser A, RB Callable 06/15/2024 @ 100
5.000%, 06/15/2025	2,000	2,285
5.000%, 06/15/2030	1,500	1,683
Louisiana State, Public Facilities Authority, Tulane University Project, Ser A, RB Callable 12/15/2026 @ 100
5.000%, 12/15/2030	3,000	3,411

SEI Tax Exempt Trust / Annual Report / August 31, 2018	27

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Louisiana State, Stadium & Exposition District, Ser A, RB
5.000%, 07/01/2019	$1,000	$1,026
5.000%, 07/01/2022	1,000	1,105
Louisiana State, Tobacco Settlement Financing, Ser A, RB Callable 09/24/2018 @ 100
5.500%, 05/15/2028	7,925	7,941
Louisiana State, Tobacco Settlement Financing, Ser A, RB Callable 05/15/2020 @ 100
5.500%, 05/15/2030	2,000	2,096
New Orleans, Aviation Board, General North Terminal Project, Ser B, AMT, RB, AGM Callable 01/01/2025 @ 100
5.000%, 01/01/2028	3,000	3,362
5.000%, 01/01/2032	2,100	2,307
5.000%, 01/01/2033	2,100	2,302
New Orleans, Ernest N Morial Exhibition Hall Authority, Special Tax Callable 07/15/2022 @ 100
5.000%, 07/15/2026	1,000	1,093
5.000%, 07/15/2027	1,750	1,912

		31,667

Maryland — 3.0%
Baltimore, Convention Center Hotel, RB Callable 09/01/2027 @ 100
5.000%, 09/01/2035	1,250	1,389
Maryland State, Economic Development Authority, Potomac Project, RB Callable 03/01/2019 @ 100
6.200%, 09/01/2022	1,335	1,363
Maryland State, Economic Development Authority, Purple Line Light Rail Project, AMT, RB Callable 11/30/2021 @ 100
5.000%, 03/31/2024	1,000	1,075
Maryland State, Economic Development Authority, Transportation Facilities Project, Ser A, RB Pre-Refunded @ 100
5.375%, 06/01/2020 (A)	2,820	2,997
Maryland State, Health & Higher Educational Facilities Authority, Adventist HealthCare, RB Callable 01/01/2027 @ 100
5.500%, 01/01/2036	2,000	2,270
Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins Health Systems Project, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2030	1,165	1,283

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Maryland State, Health & Higher Educational Facilities Authority, Lifebridge Health, RB Callable 07/01/2026 @ 100
4.000%, 07/01/2035	$1,000	$1,032
Maryland State, Health & Higher Educational Facilities Authority, Medical Center Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2033	1,340	1,479
5.000%, 07/01/2034	1,065	1,173
Maryland State, Health & Higher Educational Facilities Authority, University of Maryland Medical System, Ser B, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2032	5,000	5,695
Maryland State, Ser 2, GO
5.000%, 08/01/2022	5,000	5,567
Maryland State, Ser A, GO
5.000%, 03/15/2025	5,000	5,834
Maryland State, Ser C, GO
5.000%, 08/01/2024	3,000	3,466
Maryland State, Stadium Authority, RB Callable 05/01/2028 @ 100
5.000%, 05/01/2037	5,250	6,039
Montgomery County, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.000%, 07/01/2019 (A)	3,750	3,853
Montgomery County, Ser A, GO
5.000%, 07/01/2020	4,475	4,740
5.000%, 11/01/2023	7,000	7,998
Montgomery County, Ser A, GO Callable 11/01/2024 @ 100
5.000%, 11/01/2028	1,625	1,869
Prince George’s County, Collington Episcopal Life Project, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2030	2,880	3,057

		62,179

Massachusetts — 2.7%
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/2021	2,750	3,009
Massachusetts State, College Building Authority, Ser A, RB Pre-Refunded @ 100
5.500%, 05/01/2019 (A)	3,140	3,220
Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/2022 @ 100
5.000%, 05/01/2029	1,000	1,097

28	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Development Finance Agency, Lahey Health System Project, Ser F, RB Callable 08/15/2020 @ 100
5.000%, 08/15/2028	$1,500	$1,585
Massachusetts State, Development Finance Agency, Partner Health Care, RB Pre-Refunded @ 100
5.000%, 07/01/2021 (A)	755	819
Massachusetts State, Development Finance Agency, Partner Health Care, Ser S, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2026	1,245	1,344
Massachusetts State, Development Finance Agency, Provident Commonwealth Education Resources, RB
5.000%, 10/01/2026	2,225	2,521
Massachusetts State, Development Finance Agency, Provident Commonwealth Education Resources, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2027	2,965	3,344
Massachusetts State, Development Finance Agency, Tufts Medical Center Project, RB
5.125%, 01/01/2020 (D)	1,655	1,729
Massachusetts State, Development Finance Agency, Tufts Medical Center Project, Ser 1, RB
5.125%, 01/01/2020	1,110	1,153
Massachusetts State, Educational Financing Authority, Ser A, AMT, RB
5.000%, 07/01/2025	2,500	2,843
Massachusetts State, Educational Financing Authority, Ser K, AMT, RB
5.000%, 07/01/2022	5,000	5,462
Massachusetts State, Federal Highway Grant, Accelerated Bridge Project, Ser S, RB Callable 06/15/2025 @ 100
5.000%, 06/15/2026	2,500	2,920
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/2029	1,500	1,886
Massachusetts State, Port Authority, Ser A, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2029	1,855	2,155
Massachusetts State, Port Authority, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2031	1,250	1,427

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2026	$1,500	$1,661
Massachusetts State, School Building Authority, Ser B, RB Callable 08/15/2022 @ 100
5.000%, 08/15/2028	1,110	1,225
5.000%, 08/15/2030	6,400	7,038
Massachusetts State, School Building Authority, Ser C, RB Callable 08/15/2025 @ 100
5.000%, 08/15/2029	1,370	1,578
Massachusetts State, Ser A, GO
5.000%, 03/01/2022	2,125	2,346
Massachusetts State, Water Pollution Abatement Trust, RB
5.000%, 08/01/2023	2,265	2,581
Massachusetts State, Water Pollution Abatement Trust, Sub-Ser 17A, RB
5.000%, 02/01/2021	3,215	3,461

		56,404

Michigan — 2.2%
Great Lakes, Water Authority Water Supply System, Ser C, RB
5.000%, 07/01/2031	3,665	4,217
Great Lakes, Water Authority Water Supply System, Ser D, RB
5.000%, 07/01/2036	5,000	5,513
Michigan State, Finance Authority, Detroit Water Sewage, RB, AGM
5.000%, 07/01/2022	5,000	5,499
5.000%, 07/01/2023	2,500	2,804
Michigan State, Finance Authority, Detroit Water Sewage, RB, AGM Callable 07/01/2024 @ 100
5.000%, 07/01/2030	1,000	1,115
Michigan State, Finance Authority, Government Loan Program, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2034	2,565	2,824
Michigan State, Finance Authority, Government Loan Project, Ser A, RB, Q-SBLF
5.000%, 05/01/2020	5,000	5,245
Michigan State, Finance Authority, Hospital Oakwood Project, RB Callable 08/15/2023 @ 100
5.000%, 08/15/2031	3,300	3,635

SEI Tax Exempt Trust / Annual Report / August 31, 2018	29

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Michigan State, Finance Authority, Hospital Sparrow Project, RB Callable 05/15/2025 @ 100
5.000%, 11/15/2033	$2,755	$3,057
Michigan State, Finance Authority, Hospital Trinity Health Credit, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2034	2,000	2,291
Michigan State, Finance Authority, Unemployment Obligation Project, RB Callable 09/24/2018 @ 100
5.000%, 07/01/2021	3,120	3,141
Michigan State, Ser A, GO
5.000%, 11/01/2019	2,000	2,077
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB Callable 09/19/2018 @ 100
6.000%, 06/01/2034	1,140	1,145
Wayne County, Airport Authority, Ser D, RB Callable 12/01/2025 @ 100
5.000%, 12/01/2030	1,300	1,478
5.000%, 12/01/2031	1,800	2,040

		46,081

Minnesota — 1.3%
Apple Valley, Senior Living Project, RB Callable 01/01/2022 @ 100
5.500%, 01/01/2029	1,390	1,484
5.500%, 01/01/2031	1,275	1,358
5.250%, 01/01/2037	2,045	2,127
Minneapolis & St. Paul, Metropolitan Airports Commission, Ser C, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2029	300	352
5.000%, 01/01/2031	300	349
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Pre-Refunded @ 100
6.375%, 11/15/2018 (A)	3,250	3,281
Minnesota State, Municipal Power Agency, Ser A, RB
5.000%, 10/01/2022	200	222
Minnesota State, Municipal Power Agency, Ser A, RB Callable 10/01/2024 @ 100
5.000%, 10/01/2025	350	401
5.000%, 10/01/2027	600	684
Minnesota State, Various Purposes, GO
5.000%, 08/01/2020	1,945	2,062
Minnesota State, Various Purposes, Ser A, GO
5.000%, 08/01/2023	3,120	3,543

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Minnesota State, Various Purposes, Ser F, GO
5.000%, 10/01/2022	$5,000	$5,584
Rochester, Mayo Clinic Project, Ser C, RB
4.500%, 11/15/2038 (C)	1,535	1,648
St. Cloud, Centracare Health System, Ser A, RB Callable 05/01/2026 @ 100
5.000%, 05/01/2030	1,115	1,272
5.000%, 05/01/2031	695	789
University of Minnesota, Ser A, RB Pre-Refunded @ 100
5.250%, 12/01/2020 (A)	1,370	1,474

		26,630

Mississippi — 0.2%
Mississippi State, Business Finance, Chevron USA Project, Ser G, RB Callable 09/04/2018 @ 100
1.540%, 11/01/2035 (C)	3,875	3,875
West Rankin, Utility Authority, RB, AGM Callable 01/01/2025 @ 100
5.000%, 01/01/2029	1,100	1,240

		5,115

Missouri — 1.9%
Kansas City, Airport Revenue, General Improvement Project, Ser A, AMT, RB Callable 09/01/2021 @ 100
5.000%, 09/01/2023	8,015	8,666
Kansas City, Land Clearance Redevelopment Authority, Convention Center Hotel Project, RB Callable 02/01/2028 @ 100
5.000%, 02/01/2040 (B)	230	239
4.375%, 02/01/2031 (B)	600	610
Kansas City, Sanitary Sewer System Revenue, Sub-Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2032	1,000	1,176
Missouri State, Development Finance Board, Branson Landing Project, Ser A, RB Callable 06/01/2023 @ 100
5.000%, 06/01/2027	2,295	2,541
Missouri State, Health & Educational Facilities Authority, CoxHealth, Ser A, RB Callable 11/15/2025 @ 100
5.000%, 11/15/2034	3,000	3,320
Missouri State, Health & Educational Facilities Authority, Saint Lukes Health System, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2028	1,000	1,145

30	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Missouri State, Health & Educational Facilities Authority, SSM Health Care Project, Ser A, RB Callable 06/01/2024 @ 100
5.000%, 06/01/2028	$3,425	$3,839
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2029	2,000	2,238
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, Ser A, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2027	1,850	2,064
5.000%, 01/01/2028	1,400	1,560
Missouri State, Joint Municipal Electric Utility Commission, Prairie Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2026	5,135	5,872
St. Louis, Airport Authority, Lambert International Airport Project, Ser A1, RB Callable 07/01/2019 @ 100
6.125%, 07/01/2024	2,515	2,602
University of Missouri, Ser A, RB
5.000%, 11/01/2024	3,000	3,485

		39,357

Montana — 0.1%
Kalispell, Housing & Healthcare Facilities, Immanuel Lutheran Project, Ser A, RB Callable 05/15/2025 @ 102
5.250%, 05/15/2029	1,130	1,206

Nebraska — 1.3%
Central Plains, Energy Project, Ser A, RB
5.000%, 09/01/2031	3,700	4,305
5.000%, 09/01/2034	1,000	1,170
5.000%, 09/01/2035	2,840	3,330
5.000%, 09/01/2036	3,140	3,682
Nebraska State, Public Power District, Ser A, RB Callable 01/01/2022 @ 100
5.000%, 01/01/2029	2,000	2,172
Nebraska State, Public Power Generation Agency, Whelan Energy Center, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2030	5,500	6,152
Omaha, Public Power District, Ser A, RB Callable 02/01/2026 @ 100
5.000%, 02/01/2027	1,500	1,751

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Omaha, Public Power District, Ser B, RB Pre-Refunded @ 100
5.000%, 02/01/2021 (A)	$4,015	$4,315

		26,877

Nevada — 0.7%
Clark County, Airport Authority, Las Vegas McCarran International Project, RB
5.000%, 07/01/2027	1,545	1,830
Clark County, Airport Authority, Ser C, RB, AGM Callable 07/01/2019 @ 100
5.000%, 07/01/2023	2,800	2,875
Clark County, Ser A, GO
5.000%, 11/01/2021	3,100	3,394
Clark County, Ser B, GO Callable 11/01/2026 @ 100
5.000%, 11/01/2029	5,000	5,849
Reno, Sales Tax Revenue, First Lien, RB Callable 12/01/2028 @ 100
5.000%, 06/01/2037	590	672
Reno, Sales Tax Revenue, Second Lien, RB, AGM Callable 12/01/2028 @ 100
5.000%, 06/01/2033	400	454

		15,074

New Jersey — 4.6%
New Jersey State, Economic Development Authority, Cigarette Tax Project, RB
5.000%, 06/15/2020	3,755	3,929
New Jersey State, Economic Development Authority, Continental Airlines Project, AMT, RB Callable 03/05/2024 @ 101
5.625%, 11/15/2030	1,160	1,310
New Jersey State, Economic Development Authority, MSU Student Housing Project, RB Pre-Refunded @ 100
5.375%, 06/01/2020 (A)	1,450	1,541
New Jersey State, Economic Development Authority, Provident Group Montclair Project, RB, AGM
5.000%, 06/01/2027	995	1,147
New Jersey State, Economic Development Authority, Provident Group Montclair Project, RB, AGM Callable 06/01/2027 @ 100
5.000%, 06/01/2037	1,500	1,663

SEI Tax Exempt Trust / Annual Report / August 31, 2018	31

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB Callable 06/15/2019 @ 100
5.500%, 12/15/2029	$1,000	$1,023
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB Pre-Refunded @ 100
5.500%, 06/15/2019 (A)	2,020	2,080
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB Callable 03/01/2023 @ 100
5.000%, 03/01/2025	1,775	1,921
5.000%, 03/01/2028	1,250	1,338
New Jersey State, Economic Development Authority, School Facilities Project, RB
5.000%, 06/15/2022	3,800	4,119
New Jersey State, Economic Development Authority, School Facilities Project, Ser WW, RB Callable 06/15/2025 @ 100
5.250%, 06/15/2031	4,750	5,232
New Jersey State, Economic Development Authority, School Facilities Project, Ser XX, RB Callable 06/15/2025 @ 100
5.250%, 06/15/2027	3,000	3,343
5.000%, 06/15/2026	3,020	3,343
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	855	943
New Jersey State, Health Care Facilities Financing Authority, Inspira Health Obligated Group, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2036	2,250	2,535
New Jersey State, Higher Education Student Assistance Authority, Ser B, AMT, RB
5.000%, 12/01/2024	2,400	2,686
New Jersey State, Tobacco Settlement Financing, Ser A, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2033	1,250	1,408
5.000%, 06/01/2035	10,000	11,185
5.000%, 06/01/2046	1,065	1,161
New Jersey State, Tobacco Settlement Financing, Sub-Ser B, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2046	2,775	2,990

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Transportation Trust Fund Authority, Federal Highway Reimbursement Notes, RB Callable 06/15/2026 @ 100
5.000%, 06/15/2028	$2,000	$2,240
New Jersey State, Transportation Trust Fund Authority, RB Callable 06/15/2026 @ 100
5.000%, 06/15/2030	3,585	3,982
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
5.000%, 06/15/2021	4,040	4,310
New Jersey State, Transportation Trust Fund Authority, Ser B, RB Callable 06/15/2021 @ 100
5.500%, 06/15/2031	3,270	3,459
New Jersey State, Turnpike Authority, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2033	2,230	2,551
New Jersey State, Turnpike Authority, Ser B, RB
5.000%, 01/01/2021	4,000	4,284
New Jersey State, Turnpike Authority, Ser E, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2031	1,250	1,461
5.000%, 01/01/2032	6,000	6,974
5.000%, 01/01/2033	350	405
Rutgers University, Ser J, RB Callable 05/01/2023 @ 100
5.000%, 05/01/2029	6,000	6,706
South Jersey Port, Marine Terminal, Sub-Ser B, AMT, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2032	285	314
5.000%, 01/01/2033	425	468
5.000%, 01/01/2034	570	626
5.000%, 01/01/2035	570	625
5.000%, 01/01/2036	570	624
5.000%, 01/01/2037	570	622

		94,548

New Mexico — 0.1%
New Mexico State, Hospital Equipment Loan Council, Presbyterian Health Care Services, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2030	1,130	1,281

32	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

New York — 8.6%
Brooklyn, Local Development Authority, Barclays Center Project, RB Pre-Refunded @ 100
6.500%, 01/15/2020 (A)	$3,500	$3,731
Build NYC Resource, Pratt Paper Project, AMT, RB
3.750%, 01/01/2020 (B)	1,175	1,191
Long Island, Power Authority, RB Callable 09/01/2027 @ 100
5.000%, 09/01/2033	250	288
5.000%, 09/01/2034	1,000	1,148
5.000%, 09/01/2036	1,000	1,141
Long Island, Power Authority, Ser B, RB
5.000%, 09/01/2031	3,165	3,634
Metropolitan New York, Transportation Authority, RB Pre-Refunded @ 100
6.500%, 11/15/2018 (A)	180	182
Metropolitan New York, Transportation Authority, RB Callable 11/15/2018 @ 100
6.500%, 11/15/2028	545	550
Metropolitan New York, Transportation Authority, Ser B, RB Pre-Refunded @ 100
5.000%, 05/15/2024 (A)	3,000	3,477
Metropolitan New York, Transportation Authority, Ser B1, RB Callable 11/15/2023 @ 100
5.000%, 11/15/2029	4,140	4,658
Metropolitan New York, Transportation Authority, Ser D, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2030	5,000	5,733
Monroe County, Industrial Development Authority, University of Rochester Project, Ser A, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,325	1,585
Nassau County, Local Economic Assistance, Catholic Health Services of Long Island Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2029	1,000	1,102
Nassau County, Tobacco Settlement, RB Callable 09/19/2018 @ 100
5.125%, 06/01/2046	1,200	1,182
New York & New Jersey, Port Authority, JFK International Air Terminal Project, RB Callable 10/04/2018 @ 100
6.500%, 12/01/2028	3,500	3,659

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/2020	$5,000	$5,305
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/2021 @ 100
6.500%, 04/01/2022	2,325	2,593
New York City, Industrial Development Agency, Brooklyn Navy Yard Project, AMT, RB Callable 10/04/2018 @ 100
5.750%, 10/01/2036	2,430	2,452
New York City, Industrial Development Agency, Ser A, AMT, RB
5.000%, 07/01/2022	1,115	1,219
New York City, Ser E, GO
5.000%, 08/01/2020	4,555	4,826
5.000%, 08/01/2023	1,315	1,489
New York City, Ser E, GO Callable 08/01/2019 @ 100
5.000%, 08/01/2021	3,125	3,221
5.000%, 08/01/2022	2,000	2,060
New York City, Ser F, GO Callable 02/01/2022 @ 100
5.000%, 08/01/2028	2,500	2,734
New York City, Ser G, GO
5.000%, 08/01/2022	3,360	3,732
New York City, Sub-Ser B1, GO Callable 09/21/2018 @ 100
5.250%, 09/01/2025	1,185	1,187
New York City, Sub-Ser G1, GO Callable 04/01/2022 @ 100
5.000%, 04/01/2023	2,055	2,261
New York City, Sub-Ser I, GO Callable 03/01/2024 @ 100
5.000%, 03/01/2025	2,500	2,846
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser A1, RB
5.000%, 11/01/2020	1,250	1,336
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB Callable 02/01/2021 @ 100
5.000%, 02/01/2023	2,500	2,683
5.000%, 02/01/2024	2,250	2,415
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser E1, RB Callable 02/01/2022 @ 100
5.000%, 02/01/2026	2,470	2,702

SEI Tax Exempt Trust / Annual Report / August 31, 2018	33

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser I, RB Callable 05/01/2023 @ 100
5.000%, 05/01/2028	$2,500	$2,795
New York City, Trust for Cultural Resources, Whitney Museum of American Art Project, RB Callable 01/01/2021 @ 100
5.000%, 07/01/2021	1,320	1,417
New York City, Trust for Cultural Resources, Wildlife Conservation Society Project, RB Callable 08/01/2023 @ 100
5.000%, 08/01/2033	2,000	2,223
New York City, Water & Sewer System, Ser DD, RB Callable 06/15/2024 @ 100
5.000%, 06/15/2029	1,500	1,707
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB
5.000%, 07/01/2021	250	272
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB Callable 01/01/2022 @ 100
5.000%, 07/01/2023	610	671
New York State, Dormitory Authority, New York State University Project, Ser A, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2035	2,000	2,298
New York State, Dormitory Authority, New York Touro College & University System, Ser A, RB Callable 07/02/2024 @ 100
5.250%, 01/01/2034	910	993
New York State, Dormitory Authority, North Shore Jewish Project, Ser A, RB Pre-Refunded @ 100
5.000%, 05/01/2021 (A)	2,135	2,314
New York State, Dormitory Authority, Orange Regional Medical Center Project, RB Pre-Refunded @ 100
6.500%, 12/01/2018 (A)	2,065	2,089
New York State, Dormitory Authority, Ser 1, RB
5.000%, 01/15/2027	1,000	1,183
New York State, Dormitory Authority, Ser 1, RB Callable 01/15/2028 @ 100
5.000%, 01/15/2031	5,000	5,860

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, Ser 2015B-B, RB Callable 09/15/2025 @ 100
5.000%, 03/15/2030	$5,000	$5,780
New York State, Dormitory Authority, Ser A, RB Callable 02/15/2024 @ 100
5.000%, 02/15/2025	2,500	2,857
New York State, Dormitory Authority, State University Project, RB Callable 05/15/2022 @ 100
5.000%, 05/15/2023	970	1,074
New York State, Environmental Facilities Authority, Revolving Funds, Ser A, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2024	3,000	3,322
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/2024 @ 100
5.150%, 11/15/2034 (B)	2,000	2,196
New York State, Thruway Authority, Ser A, RB
5.000%, 05/01/2019	5,105	5,215
New York State, Thruway Authority, Ser A, RB Callable 03/15/2021 @ 100
5.000%, 03/15/2025	6,750	7,262
New York State, Thruway Authority, Ser J, RB Callable 01/01/2024 @ 100
5.000%, 01/01/2027	2,095	2,369
New York State, Thruway Authority, Ser L, RB
5.000%, 01/01/2024	3,250	3,708
New York State, Transportation Development, American Airlines, AMT, RB
5.000%, 08/01/2021	1,390	1,484
New York State, Transportation Development, Delta Airlines, AMT, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2033	4,000	4,453
New York State, Transportation Development, Terminal One Group Association Project, AMT, RB
5.000%, 01/01/2020	6,750	7,017
New York State, Urban Development Authority, Personal Income Tax, RB Callable 03/15/2024 @ 100
5.000%, 03/15/2032	3,335	3,756
New York State, Urban Development Authority, Personal Income Tax, Ser A1, RB
5.000%, 03/15/2020	1,875	1,969
New York State, Urban Development Authority, Personal Income Tax, Ser E, RB Callable 03/15/2023 @ 100
5.000%, 03/15/2031	3,500	3,893

34	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Utility Debt Securitization Authority, RB Callable 12/15/2025 @ 100
5.000%, 12/15/2033	$1,810	$2,086
Onondaga, Civic Development, St. Joseph’s Hospital Health Center Project, RB Pre-Refunded @ 100
4.625%, 07/01/2019 (A)	1,000	1,025
Triborough, Bridge & Tunnel Authority, Ser B, RB
5.000%, 11/15/2028	1,000	1,220
Triborough, Bridge & Tunnel Authority, Sub-Ser 2003B-2, RB Callable 06/03/2019 @ 100
1.745%, 01/01/2033 (C)	5,000	5,008
Troy, Capital Resource, Rensselaer Polytechnic Project, Ser B, RB
5.000%, 09/01/2019	1,500	1,547
TSASC, Tobacco Settlement Bonds, Ser A, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2030	3,025	3,378
5.000%, 06/01/2031	3,525	3,920
Westchester, Tobacco Asset Securitization, Ser B, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2031	2,000	2,224

		178,907

North Carolina — 0.8%
Charlotte, Airport Revenue, RB
5.000%, 07/01/2026	1,525	1,798
5.000%, 07/01/2027	1,500	1,787
North Carolina State, Medical Care Commission, Vidant Health, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2032	2,500	2,795
North Carolina State, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.000%, 05/01/2020 (A)	1,125	1,185
North Carolina State, Ser C, GO
5.000%, 05/01/2022	5,000	5,548
Raleigh, Ser A, GO
5.000%, 09/01/2025	2,700	3,180

		16,293

Ohio — 2.7%
American Municipal Power, Ser A, RB Callable 02/15/2024 @ 100
5.000%, 02/15/2027	5,000	5,592

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Buckeye, Tobacco Settlement Financing Authority, Ser A2, RB Callable 09/19/2018 @ 100
6.500%, 06/01/2047	$5,005	$5,109
5.875%, 06/01/2047	11,510	11,583
Columbus, Ser 1, GO
5.000%, 07/01/2023	2,115	2,398
Cuyahoga County, Hospital Revenue, Metrohealth System, RB Callable 02/15/2027 @ 100
5.000%, 02/15/2037	3,000	3,204
Hancock County, Blanchard Valley Regional Health Center Project, RB
5.250%, 12/01/2020	2,000	2,133
Kent State University, Ser B, RB, AGC Pre-Refunded @ 100
5.000%, 05/01/2019 (A)	2,295	2,345
Kent State University, Ser B, RB, AGC Callable 05/01/2019 @ 100
5.000%, 05/01/2021	205	209
Montgomery County, Miami Valley Hospital Project, Ser A, RB Callable 11/15/2020 @ 100
5.750%, 11/15/2022	2,500	2,697
Ohio State, Capital Facilities Correctional Building Fund Project, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2030	2,655	3,113
Ohio State, Higher Educational Facilities Commission, Case Western Reserve University Project, RB
6.250%, 10/01/2018	1,000	1,003
5.000%, 12/01/2022	4,000	4,477
Ohio State, Higher Educational Facilities Commission, Case Western Reserve University Project, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2029	2,615	3,076
Ohio State, Hospital Facility Authority, Cleveland Clinic Health Project, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2031	1,250	1,464
Ohio State, Mental Health Facilities Improvement Project, Ser A, RB Pre-Refunded @ 100
5.000%, 02/01/2021 (A)	1,000	1,075
Ohio State, Turnpike Commission, Infrastructure Project, RB Callable 02/15/2023 @ 100
5.250%, 02/15/2029	2,500	2,796

SEI Tax Exempt Trust / Annual Report / August 31, 2018	35

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Ohio State, Water Development Authority, Water Quality Project, Ser A, RB Pre-Refunded @ 100
5.000%, 12/01/2019 (A)	$3,595	$3,741

		56,015

Oklahoma — 0.2%
Oklahoma State, Development Finance Authority, OU Medicine Project, Ser B, RB Callable 08/15/2028 @ 100
5.250%, 08/15/2043	2,510	2,809
Tulsa, Airports Improvement Trust, American Airline Project, AMT, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2035 (C)	1,285	1,377

		4,186

Oregon — 0.8%
Oregon State, Department of Administrative Services, State Lottery, Ser A, RB Pre-Refunded @ 100
5.250%, 04/01/2019 (A)	3,000	3,063
Oregon State, Department of Administrative Services, State Lottery, Ser A, RB Callable 04/01/2025 @ 100
5.000%, 04/01/2030	2,150	2,464
Oregon State, Department of Administrative Services, State Lottery, Ser C, RB
5.000%, 04/01/2024	2,450	2,818
Oregon State, Facilities Authority, Legacy Health Project, Ser A, RB
5.000%, 06/01/2024	1,000	1,141
Oregon State, Facilities Authority, Legacy Health Project, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2035	2,500	2,801
Oregon State, Property Tax, Ser J, GO Pre-Refunded @ 100
5.000%, 05/01/2021 (A)	3,755	4,065

		16,352

Pennsylvania — 5.8%
Allegheny County, Hospital Development Authority, Allegheny Health Network Project, RB Callable 04/01/2028 @ 100
5.000%, 04/01/2030	5,000	5,662
Allegheny County, Port Authority, RB Callable 03/01/2021 @ 100
5.000%, 03/01/2025	2,200	2,353

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
5.000%, 05/01/2022 (B)	$1,500	$1,607
Allentown, Neighborhood Improvement Zone Development Authority, Ser A, RB Callable 05/01/2022 @ 100
5.000%, 05/01/2026	1,375	1,461
Berks County, Municipal Authority, RB Callable 11/01/2019 @ 100
5.250%, 11/01/2024	1,470	1,527
Berks County, Municipal Authority, RB Pre-Refunded @ 100
5.250%, 11/01/2019 (A)	1,465	1,520
Bucks County, Industrial Development Authority, Lane Charter School Project, RB Callable 03/15/2027 @ 100
5.125%, 03/15/2036	2,000	2,145
Butler County, Hospital Authority, Butler Health Systems Project, RB Pre-Refunded @ 100
7.125%, 07/01/2019 (A)	1,500	1,566
Commonwealth Financing Authority, Tobacco Master Settlement, RB
5.000%, 06/01/2026	2,500	2,847
Commonwealth Financing Authority, Tobacco Master Settlement, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2033	3,500	3,951
Delaware Valley, Regional Finance Authority, Ser C, RB Callable 09/01/2022 @ 100
2.090%, 09/01/2048 (C)	10,000	10,000
East Hempfield Township, Industrial Development Authority, Student Services, Student Housing Project, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2029	725	785
5.000%, 07/01/2034	875	934
Lancaster County, Hospital Authority, Brethren Village Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	560	612
5.000%, 07/01/2032	560	609
Lancaster County, Hospital Authority, United Zion Retirement Community, RB Callable 06/01/2027 @ 100
5.000%, 12/01/2032	250	259
5.000%, 12/01/2037	820	838
5.000%, 12/01/2047	2,015	2,046
4.500%, 12/01/2029	665	670

36	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Lancaster County, Hospital Authority, University of Pennsylvania Health System Project, Ser B, RB
5.000%, 08/15/2026	$1,940	$2,278
Monroeville, Finance Authority, UPMC Project, RB
5.000%, 02/15/2020	1,000	1,045
Montgomery County, Higher Education & Health Authority, Thomas Jefferson University Project, RB Callable 09/01/2028 @ 100
5.000%, 09/01/2033	2,815	3,207
Montgomery County, Industrial Development Authority, Retirement Communities Revenue, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2036	4,485	4,940
Moon Township, Industrial Development Authority, Presbyterian Health Care Project, RB Callable 07/01/2025 @ 100
5.625%, 07/01/2030	1,810	1,931
Pennsylvania State, Economic Development Financing Authority, Albert Einstein Health Care Project, Ser A, RB Pre-Refunded @ 100
6.250%, 10/15/2019 (A)	1,425	1,479
Pennsylvania State, Economic Development Financing Authority, Ser A, RB Callable 11/15/2027 @ 100
4.000%, 11/15/2036	1,500	1,524
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Project, RB Callable 09/24/2018 @ 100
5.000%, 07/01/2021	525	529
Pennsylvania State, GO
5.000%, 07/01/2020	1,500	1,585
Pennsylvania State, Higher Educational Facilities Authority, Drexel University Project, Ser A, RB Callable 05/01/2021 @ 100
5.250%, 05/01/2024	160	172
Pennsylvania State, Higher Educational Facilities Authority, Drexel University Project, Ser A, RB Pre-Refunded @ 100
5.250%, 05/01/2021 (A)	2,520	2,741
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/2019 (D)	3,120	3,222

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Turnpike Commission, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2030	$5,000	$5,670
Pennsylvania State, Turnpike Commission, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2033	6,000	6,786
5.000%, 12/01/2035	1,000	1,123
Pennsylvania State, Turnpike Commission, Ser A1, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2034	750	850
5.000%, 12/01/2036	1,050	1,182
Pennsylvania State, Turnpike Commission, Ser B, RB Callable 12/01/2025 @ 100
5.000%, 12/01/2033	3,000	3,377
Pennsylvania State, Turnpike Commission, Sub-Ser A1, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2030	4,260	4,734
Pennsylvania State, Turnpike Commission, Sub-Ser B, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2028	3,000	3,387
Philadelphia, Airport Revenue, Ser B, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	1,000	1,137
Philadelphia, Industrial Development Authority, University Square Apartments Project, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2037	4,725	5,091
Philadelphia, School District, Ser A, GO Callable 09/01/2028 @ 100
5.000%, 09/01/2036	2,000	2,233
Philadelphia, School District, Ser E, GO
5.000%, 09/01/2018	1,785	1,785
Philadelphia, School District, Ser F, GO Pre-Refunded @ 100
5.000%, 09/01/2026 (A)	25	30
Philadelphia, School District, Ser F, GO Callable 09/01/2026 @ 100
5.000%, 09/01/2028	3,390	3,840
5.000%, 09/01/2030	7,975	8,956
Pittsburgh, Water & Sewer Authority, First Lien, Ser A, RB, AGM Callable 09/01/2023 @ 100
5.000%, 09/01/2025	2,840	3,195

		119,421

SEI Tax Exempt Trust / Annual Report / August 31, 2018	37

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Rhode Island — 0.5%
Rhode Island State, Health & Educational Building Authority, Brown University Project, RB
5.000%, 09/01/2022	$5,000	$5,572
Rhode Island State, Health & Educational Building Authority, University of Rhode Island Project, Ser B, RB Callable 09/15/2026 @ 100
5.000%, 09/15/2028	1,405	1,608
Rhode Island State, Tobacco Settlement Financing, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2035	3,035	3,280

		10,460

South Carolina — 0.8%
Charleston County, Ser C, GO
5.000%, 11/01/2025	2,900	3,424
Charleston, Educational Excellence Finance, Charleston County School Project, Ser B, RB Callable 12/01/2023 @ 100
5.000%, 12/01/2027	2,500	2,822
South Carolina State, Port Authority, AMT, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2029	2,250	2,637
5.000%, 07/01/2030	1,500	1,742
South Carolina State, Public Service Authority, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 12/01/2029	1,000	1,114
South Carolina State, Public Service Authority, Ser C, RB Callable 12/01/2024 @ 100
5.000%, 12/01/2026	3,800	4,225

		15,964

South Dakota — 0.1%
South Dakota State, Health & Educational Facilities Authority, Sanford Obligated Group, RB Callable 11/01/2025 @ 100
5.000%, 11/01/2027	830	948
5.000%, 11/01/2028	900	1,023

		1,971

Tennessee — 1.0%
Greeneville, Health & Educational Facilities Board, Ballad Health Obligation Group, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2031	3,000	3,274

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Memphis-Shelby County, Airport Authority, Ser D, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2024	$1,890	$2,026
Nashville & Davidson County, Metropolitan Government, GO
5.000%, 07/01/2020	1,100	1,165
Nashville & Davidson County, Metropolitan Government, Ser A, GO
5.000%, 01/01/2022	2,250	2,474
Nashville & Davidson County, Metropolitan Government, Ser A, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2029	2,040	2,286
Tennessee State, Energy Acquisition, RB Callable 08/01/2025 @ 100
4.000%, 11/01/2049 (C)	5,000	5,297
Tennessee State, Energy Acquisition, Ser C, RB
5.000%, 02/01/2027	3,485	3,933

		20,455

Texas — 10.8%
Arlington, Special Tax Revenue, Special Tax, AGM Callable 02/15/2025 @ 100
5.000%, 02/15/2030	2,000	2,262
Austin, Convention Enterprises, Convention Center Hotel, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2031	1,000	1,130
Austin, Electric Utility Revenue, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2032	1,535	1,777
Brownsville, Utilities System Revenue, Ser A, RB Callable 09/01/2023 @ 100
5.000%, 09/01/2024	5,000	5,580
Central Texas, Regional Mobility Authority, Senior Lien, Ser A, RB Callable 07/01/2025 @ 100
5.000%, 01/01/2032	1,350	1,498
Central Texas, Turnpike System, Sub-Ser C, RB Callable 08/15/2024 @ 100
5.000%, 08/15/2031	2,500	2,733
5.000%, 08/15/2033	6,500	7,070
Clifton, Higher Education Finance, Public Schools Project, RB, PSF-GTD Callable 08/15/2024 @ 100
5.000%, 08/15/2027	1,050	1,192

38	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Conroe, Independent School District, GO, PSF-GTD Pre-Refunded @ 100
5.000%, 02/15/2020 (A)	$430	$450
Conroe, Independent School District, GO, PSF-GTD Callable 02/15/2020 @ 100
5.000%, 02/15/2026	1,655	1,729
Dallas County, Utility & Reclamation District, GO
5.000%, 02/15/2028	3,500	4,135
Dallas, Convention Center Hotel Project, Ser A, RB Callable 01/01/2019 @ 100
5.250%, 01/01/2023	3,495	3,531
Dallas, GO
5.000%, 02/15/2026	4,400	5,117
Dallas, Independent School District, GO, PSF-GTD
5.000%, 02/15/2036 (C)	2,685	2,941
Dallas, Independent School District, GO, PSF-GTD Pre-Refunded @ 100
5.000%, 02/15/2022 (A)(C)	40	44
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser G, RB Callable 11/01/2023 @ 100
5.250%, 11/01/2026	2,250	2,566
Denton, Utility System Revenue, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2032	7,500	8,635
Dickinson, Independent School District, GO, PSF-GTD Callable 02/15/2024 @ 100
5.000%, 02/15/2031	2,445	2,765
El Paso, GO Callable 08/15/2026 @ 100
5.000%, 08/15/2034	4,050	4,609
El Paso, Water & Sewer Revenue, RB Callable 03/01/2024 @ 100
5.000%, 03/01/2027	1,975	2,236
Harris County, Cultural Education Facilities Finance, Baylor College of Medicine, RB
5.000%, 11/15/2021	1,000	1,088
5.000%, 11/15/2022	1,050	1,165
Harris County, Cultural Education Facilities Finance, TECO Project, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2028	1,250	1,478

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Harris County, Houston Sports Authority, Senior Lien, Ser A, RB Callable 11/15/2024 @ 100
5.000%, 11/15/2028	$2,500	$2,806
Harris County, Houston Sports Authority, Ser A, RB Callable 11/15/2024 @ 100
5.000%, 11/15/2029	2,325	2,604
5.000%, 11/15/2030	3,310	3,696
Harris County, Metropolitan Transit Authority, Ser A, RB Pre-Refunded @ 100
5.000%, 11/01/2021 (A)	5,660	6,193
Harris County, Ser A, GO Callable 10/01/2025 @ 100
5.000%, 10/01/2028	3,600	4,157
Harris County, Toll Road Authority, Ser A, RB Callable 02/15/2028 @ 100
5.000%, 08/15/2031	2,440	2,858
Houston, Airport System Revenue, Sub-Ser B, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2029	3,685	4,398
Houston, Airport System Revenue, Sub-Ser C, AMT, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2032	1,500	1,729
Houston, Airport System Revenue, United Airlines Project, AMT, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2029	3,340	3,609
Houston, Utility System Revenue Authority, First Lien, Ser B, RB Callable 11/15/2023 @ 100
5.000%, 11/15/2028	2,610	2,942
Houston, Utility System Revenue Authority, First Lien, Ser D, RB Callable 11/15/2021 @ 100
5.000%, 11/15/2029	3,000	3,260
Love Field, Airport Modernization, AMT, RB Callable 11/01/2026 @ 100
5.000%, 11/01/2030	1,000	1,131
5.000%, 11/01/2031	1,250	1,409
5.000%, 11/01/2032	2,500	2,815
5.000%, 11/01/2033	1,175	1,319
5.000%, 11/01/2034	1,000	1,119
5.000%, 11/01/2035	1,000	1,116
Lower Colorado, River Authority, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2031	1,000	1,124

SEI Tax Exempt Trust / Annual Report / August 31, 2018	39

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Hope, Cultural Education Facilities Finance, Children’s Health System, Ser A, RB Callable 08/15/2027 @ 100
5.000%, 08/15/2030	$1,645	$1,913
North Texas, Municipal Water District, Water System Revenue, RB
5.000%, 09/01/2022	5,000	5,564
North Texas, Municipal Water District, Water System Revenue, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2027	5,560	6,517
North Texas, Tollway Authority, Ser A, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2031	5,000	5,618
5.000%, 01/01/2034	4,785	5,320
North Texas, Tollway Authority, Ser A, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2031	1,410	1,610
5.000%, 01/01/2033	995	1,126
North Texas, Tollway Authority, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2034	2,500	2,846
5.000%, 01/01/2035	1,000	1,133
North Texas, Tollway Authority, Ser B, RB Callable 01/01/2026 @ 100
5.000%, 01/01/2031	1,775	2,009
Plano, Independent School District, Ser A, GO, PSF-GTD
5.000%, 02/15/2026	6,000	7,035
San Antonio, Electric and Gas Systems Revenue, RB
5.250%, 02/01/2024	6,000	6,938
San Antonio, Water System Revenue, Ser A, RB
5.000%, 05/15/2023	1,500	1,695
San Antonio, Water System Revenue, Sub-Ser A, RB
5.000%, 05/15/2021	1,000	1,082
5.000%, 05/15/2022	500	554
Tarrant County, Cultural Education Facilities Finance, Baylor Scott & White Health, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2032	1,500	1,702
Texas State, College Student Loan Program, AMT, GO
5.500%, 08/01/2019	2,500	2,584
Texas State, GO
Callable 04/01/2024 @ 100
5.000%, 10/01/2027	4,285	4,860
5.000%, 04/01/2029	3,000	3,393

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas State, Private Activity Bond, Surface Transportation, Senior Lien, AMT, RB Callable 09/01/2023 @ 100
7.000%, 12/31/2038	$2,500	$2,944
Texas State, Private Activity Bond, Surface Transportation, Senior Lien, Ser LBJ, RB Callable 06/30/2020 @ 100
7.500%, 06/30/2033	1,750	1,909
Texas State, Private Activity Bond, Surface Transportation, Senior Lien, Ser NTE, RB Callable 12/31/2019 @ 100
7.500%, 12/31/2031	2,220	2,372
Texas State, Texas A&M University, Revenue Financing System, Ser 2017E, RB Callable 05/15/2027 @ 100
5.000%, 05/15/2034	1,665	1,928
Texas State, Transportation Commissions State Highway Fund, RB
5.000%, 10/01/2026	1,905	2,257
Texas State, Water Development Board, RB
5.000%, 10/15/2026	3,750	4,443
Texas State, Water System Revenue, Junior Lien, Ser A, RB Callable 11/15/2023 @ 100
5.000%, 05/15/2025	1,000	1,136
Trinity River Authority, Central Regional Wastewater System Revenue, RB Callable 08/01/2027 @ 100
5.000%, 08/01/2032	1,000	1,168
Trinity River Authority, Tarrant County Water Project, RB
5.000%, 02/01/2025	7,705	8,893
University of Houston, Ser A, RB
5.000%, 02/15/2021	5,045	5,419
5.000%, 02/15/2021 (D)	105	113
University of Houston, Ser C, RB Callable 02/15/2026 @ 100
5.000%, 02/15/2029	3,000	3,467
University of Texas, Revenue Financing System, Ser H, RB
5.000%, 08/15/2025	5,000	5,862
University of Texas, Ser B, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2027	2,285	2,619
West Travis County, Public Utility Agency, RB Pre-Refunded @ 100
5.000%, 08/15/2021 (A)	1,000	1,087

		223,132

40	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Utah — 0.5%
Salt Lake City, Airport Revenue, Ser A, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2035	$5,000	$5,642
Salt Lake City, Airport Revenue, Ser B, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2035	1,500	1,725
Utah County, IHC Health Services, RB Callable 05/15/2028 @ 100
5.000%, 05/15/2036	2,000	2,303
Utah State, Transit Authority, RB, BAM Callable 06/15/2028 @ 100
5.000%, 12/15/2032	1,585	1,840

		11,510

Virginia — 2.4%
Chesterfield County, Economic Development Authority, Virginia Electric & Power Project, Ser A, RB Callable 05/01/2019 @ 100
5.000%, 05/01/2023	975	994
Fairfax County, Industrial Development Authority, Inova Health System Project, Ser S, RB
5.000%, 05/15/2026	3,055	3,587
Fairfax County, Public Improvement Project, Ser A, GO
5.000%, 10/01/2019	1,220	1,264
Norfolk, Economic Development Authority, Sentara Health Care, Ser B, RB
5.000%, 11/01/2048 (C)	1,035	1,234
Richmond, Public Utility Revenue, RB
5.000%, 01/15/2026	5,000	5,906
Virginia State, College Building Authority, 21st Century College & Equipment Program, Ser A, RB Pre-Refunded @ 100
5.000%, 02/01/2021 (A)	2,000	2,152
Virginia State, College Building Authority, 21st Century College Program, RB Callable 02/01/2027 @ 100
5.000%, 02/01/2031	5,000	5,843
Virginia State, College Building Authority, Ser A, RB
5.000%, 02/01/2020	5,000	5,227
Virginia State, Public Building Authority, Ser B, RB
5.000%, 08/01/2026	10,000	11,830
Virginia State, Small Business Financing Authority, AMT, RB Callable 01/01/2022 @ 100
5.000%, 07/01/2034	3,400	3,602

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Virginia State, Tobacco Settlement Financing, Sub-Ser C-1ST, RB Callable 09/19/2018 @ 20
8.152%, 06/01/2047 (E)	$41,470	$4,710
Virginia State, Transportation Board, RB
5.000%, 09/15/2021	3,410	3,723

		50,072

Washington — 3.8%
King County, Public Hospital District No. 1, GO Callable 12/01/2026 @ 100
5.000%, 12/01/2027	7,720	8,918
King County, Sewer Revenue, Ser A, RB Callable 01/01/2023 @ 100
5.000%, 01/01/2029	4,200	4,658
Port of Seattle, AMT, GO Callable 06/01/2021 @ 100
5.250%, 12/01/2021	1,000	1,085
Port of Seattle, Ser A, RB Callable 08/01/2022 @ 100
5.000%, 08/01/2028	2,500	2,745
Port of Seattle, Ser C, AMT, RB Callable 10/01/2024 @ 100
5.000%, 04/01/2032	1,500	1,657
Seattle, Municipal Light & Power Revenue, Ser A, RB Callable 02/01/2021 @ 100
5.000%, 02/01/2022	1,230	1,319
Seattle, Municipal Light & Power Revenue, Ser A, RB Pre-Refunded @ 100
5.000%, 02/01/2021 (A)	1,455	1,564
Washington State, Convention Center Public Facilities District, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2034	2,000	2,289
5.000%, 07/01/2035	2,000	2,281
Washington State, Electric Revenue, Northwest Energy, Columbia Generating Station, Ser A, RB
5.000%, 07/01/2020	5,000	5,294
Washington State, Electric Revenue, Northwest Energy, Columbia Generating Station, Ser C, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2031	1,500	1,717
Washington State, Electric Revenue, Ser A, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2032	5,330	6,306
Washington State, GO
5.000%, 07/01/2023	5,000	5,664

SEI Tax Exempt Trust / Annual Report / August 31, 2018	41

SCHEDULE OF INVESTMENTS

August 31, 2018

Intermediate-Term Municipal Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Washington State, Ser 2015-A1, GO Callable 08/01/2024 @ 100
5.000%, 08/01/2030	$2,540	$2,887
Washington State, Ser R-2015C, GO Callable 01/01/2025 @ 100
5.000%, 07/01/2032	7,710	8,715
Washington State, Ser R-2015E, GO Callable 01/01/2025 @ 100
5.000%, 07/01/2031	2,730	3,093
Washington State, Ser R-2017A, GO
5.000%, 08/01/2020	5,000	5,304
Washington State, Ser R-2018D, GO Callable 08/01/2027 @ 100
5.000%, 08/01/2032	5,000	5,836
Washington State, Tobacco Settlement Authority, RB
5.000%, 06/01/2021	3,320	3,575
5.000%, 06/01/2022	2,700	2,972

		77,879

West Virginia — 0.3%
West Virginia State, Parkways Authority, Turnpike Toll Revenue, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2031	1,250	1,471
5.000%, 06/01/2032	1,510	1,772
5.000%, 06/01/2034	1,000	1,165
5.000%, 06/01/2035	1,005	1,167

		5,575

Wisconsin — 1.5%
Wisconsin State, Health & Educational Facilities Authority, Advocate Aurora Health Credit Group, RB Callable 08/15/2028 @ 100
5.000%, 08/15/2031	4,155	4,849
Wisconsin State, Health & Educational Facilities Authority, Ascension Health Credit Group, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2030	3,810	4,364
Wisconsin State, Health & Educational Facilities Authority, Children’s Hospital of Wisconsin, RB Callable 08/15/2027 @ 100
5.000%, 08/15/2034	1,835	2,083
Wisconsin State, Health & Educational Facilities Authority, Prohealth Care Obligation Group, RB Callable 08/15/2024 @ 100
5.000%, 08/15/2034	1,155	1,265

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Wisconsin State, Health & Educational Facilities Authority, Unitypoint Health, Ser A, RB Callable 11/01/2024 @ 100
5.000%, 12/01/2029	$1,650	$1,852
Wisconsin State, Public Finance Authority, AFCO Investors II Portfolio Project, AMT, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2023 (B)	900	908
Wisconsin State, Public Finance Authority, Airport Facilities Project, Ser B, AMT, RB
5.000%, 07/01/2022	1,000	1,059
Wisconsin State, Public Finance Authority, American Dream @ Meadowlands Project, RB Callable 12/01/2027 @ 100
7.000%, 12/01/2050 (B)	1,390	1,606
Wisconsin State, Public Finance Authority, Bancroft Neurohealth Project, RB Callable 06/01/2026 @ 100
4.625%, 06/01/2036 (B)	1,305	1,279
Wisconsin State, Public Finance Authority, Celanese Project, Ser A, AMT, RB
5.000%, 01/01/2024 (B)	1,395	1,540
Wisconsin State, Public Finance Authority, KU Campus Development Project, RB Callable 03/01/2026 @ 100
5.000%, 03/01/2034	6,880	7,679
Wisconsin State, Public Finance Authority, Mary Woods Project, Ser A, RB Callable 05/15/2025 @ 102
5.000%, 05/15/2029 (B)	605	661
Wisconsin State, Public Finance Authority, National Gypsum Project, AMT, RB Callable 11/01/2024 @ 100
5.250%, 04/01/2030	2,095	2,232

		31,377

Total Municipal Bonds (Cost $2,028,674) ($ Thousands)		2,056,333

Total Investments in Securities — 99.4% (Cost $2,028,674) ($ Thousands)		$2,056,333

42	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Percentages are based on Net Assets of $2,069,172 ($ Thousands).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2018, the value of these securities amounted to $27,765 ($ Thousands), representing 1.34% of the Net Assets of the Fund.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(D)	Security is escrowed to maturity.

(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(F)	Securities are held in connection with a letter of credit issued by a major bank.

AGC — Assured Guaranty Corporation

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

Cl — Class

COP — Certificate of Participation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Public Schools Fund Guarantee

Q-SBLF — Qualified School Bond Loan Fund

RB — Revenue Bond

SA — Special Assessment Bond

Ser — Series

TA — Tax Allocation

TSASC — Tobacco Settlement Asset Securitization Corporation

As of August 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended August 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2018 ($ Thousands):

Security Description	Value 8/31/2017	Purchases at Cost	Proceeds from Sales	Value 8/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$ 640	$ 219,465	$ (220,105)	$ —	$ 75

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	43

SCHEDULE OF INVESTMENTS

August 31, 2018

Short Duration Municipal Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 101.2%

Alabama — 4.1%
Alabama State, Housing Finance Authority, FHA Community Project, Ser C, RB Callable 11/01/2018 @ 100
1.500%, 11/01/2020 (A)	$3,900	$3,893
Black Belt, Energy Gas District, RB Callable 09/01/2023 @ 100
2.295%, 12/01/2048 (A)	12,500	12,500
Black Belt, Energy Gas District, Ser A, RB Callable 04/01/2022 @ 101
4.000%, 08/01/2047 (A)	7,965	8,392
Chatom, Industrial Development Board Revenue Authority, RB Callable 02/01/2019 @ 100
1.650%, 08/01/2037 (A)	4,125	4,123
East Alabama, Health Care Authority, Ser B, RB Pre-Refunded @ 100
5.500%, 09/01/2018 (A)(B)	1,000	1,000
Jefferson County, Ser C, GO Callable 12/03/2018 @ 102
4.900%, 04/01/2021	625	640
Mobile, Industrial Development Board, Pollution Control Authority, Barry Plant Project, RB
1.625%, 07/15/2034 (A)	2,490	2,490
Southeast Alabama, Gas Supply District, LIBOR Project, Ser B, RB Callable 03/01/2024 @ 100
2.245%, 06/01/2049 (A)	18,000	17,899
Southeast Alabama, Gas Supply District, SIFMA Index Project, Ser C, RB Callable 01/01/2024 @ 100
2.210%, 04/01/2049 (A)	3,500	3,498

		54,435

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Alaska — 0.1%
Matanuska-Susitna Borough, Goose Creek Correctional Center Project, RB
5.000%, 09/01/2020	$1,000	$1,062

Arizona — 1.6%
Chandler, Industrial Development Authority, Intel Corp. Project, AMT, RB
2.700%, 12/01/2037 (A)	2,000	2,004
Coconino County, Pollution Control, Nevada Power, Ser B, RB
1.600%, 03/01/2039 (A)	2,300	2,280
La Paz County, Excise Tax Refunding Judgment, RB, AGM Callable 10/04/2018 @ 100
1.350%, 07/01/2019	1,610	1,598
Maricopa County, Industrial Development Authority, Waste Management Project, AMT, RB Callable 06/01/2019 @ 102
3.375%, 12/01/2031 (A)	3,815	3,852
Maricopa County, Pollution Control, Palo Verde Project, Ser A, RB
2.400%, 06/01/2043 (A)	5,725	5,729
Phoenix, Civic Improvement, RB
5.000%, 07/01/2020	2,800	2,961
Phoenix, Industrial Development Authority, Mayo Clinic Project, Ser B, RB Callable 09/04/2018 @ 100
1.520%, 11/15/2052 (A)	400	400
Phoenix-Mesa, Gateway Airport Authority, AMT, RB
4.000%, 07/01/2021	530	555
Scottsdale, Industrial Development Authority, Scottsdale Hospital Project, Ser F, RB, AGM Callable 09/04/2018 @ 100
1.890%, 09/01/2045 (A)	1,475	1,475

		20,854

California — 2.5%
California State, Department of Water Resources, Central Project Water System, Ser AT, RB Callable 06/01/2022 @ 100
1.930%, 12/01/2035 (A)	4,750	4,765
California State, Infrastructure & Economic Development Bank, Academy of Sciences Project, RB Callable 02/01/2021 @ 100
1.832%, 08/01/2047 (A)	1,500	1,498

44	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Infrastructure & Economic Development Bank, J Paul Getty Trust Project, RB Callable 01/01/2021 @ 100
1.657%, 10/01/2047 (A)	$2,000	$2,000
California State, Infrastructure & Economic Development Bank, The J Paul Getty Project, RB Callable 01/01/2020 @ 100
2.010%, 04/01/2038 (A)	2,000	2,007
California State, Municipal Finance Authority, Community Medical Centers Project, Ser A, RB
5.000%, 02/01/2019	1,000	1,014
California State, Municipal Finance Authority, Qualified Obligation City of Anaheim System, RB Callable 06/01/2020 @ 100
1.910%, 10/01/2045 (A)	1,500	1,502
California State, Municipal Finance Authority, Various Waste Management Projects, Ser A, RB
1.550%, 02/01/2019	1,850	1,849
California State, Ser B, GO Callable 06/01/2021 @ 100
2.217%, 12/01/2031 (A)	1,800	1,818
California State, Statewide Communities Development Authority, Ser D, RB
1.810%, 07/01/2041 (A)	575	575
Los Angeles, Multi-Family Housing, Jordan Downs Phase 1B Apartments, RB Callable 01/01/2021 @ 100
2.080%, 01/01/2022 (A)	2,800	2,799
Nuveen, California AMT-Free Quality Municipal Income Fund, RB Callable 09/04/2018 @ 100
1.860%, 10/01/2047 (A)(C)	4,000	4,000
Sacramento, Successor Agency to the Redevelopment Agency, Ser A, TA
4.000%, 12/01/2018	1,300	1,308
Simi Valley, Unified School District, GO
5.000%, 08/01/2019	1,000	1,033
Southern California, Public Power Authority, Magnolia Power Project, Ser 1, RB Callable 04/01/2020 @ 100
2.000%, 07/01/2036 (A)	7,380	7,391
Washington Township, Health Care District, Ser B, RB
5.000%, 07/01/2019	300	307

		33,866

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Colorado — 1.1%
Colorado State, Health Facilities Authority, Evangelical Lutheran Good Samaritan Society Project, RB
5.000%, 06/01/2019	$950	$969
Colorado State, Housing & Finance Authority, Multi-Family Housing Loan Program Pass- Through, Crisman Apartments Project, RB, FHA
0.900%, 03/01/2019	1,000	996
Colorado State, Housing & Finance Authority, Range Crossings Project, RAN
1.800%, 01/01/2037 (A)	4,800	4,795
Denver, Airport System Revenue, Ser A, AMT, RB
5.000%, 11/15/2019	2,000	2,072
E-470, Public Highway Authority, RB Callable 03/01/2019 @ 100
2.291%, 09/01/2039 (A)	2,000	2,005
Park Creek, Metropolitan District, RB
4.000%, 12/01/2019	350	359
University of Colorado, Hospital Authority, RB Callable 09/01/2019 @ 100
4.000%, 11/15/2047 (A)	4,000	4,081

		15,277

Connecticut — 1.9%
Bridgeport, Ser B, GO, AGM
5.000%, 10/01/2018	1,165	1,167
Connecticut State, Health & Educational Facilities Authority, Connecticut State University Project, Ser K, RB
4.000%, 11/01/2018	1,050	1,054
Connecticut State, Health & Educational Facilities Authority, Yale University Project, Ser A1, RB
1.000%, 07/01/2042 (A)	3,000	2,984
Connecticut State, Housing Finance Authority, Ser 25, RB
2.700%, 06/15/2023	1,315	1,311
Connecticut State, Ser A, GO
5.000%, 04/15/2020	2,500	2,615
Connecticut State, Ser C, GO Callable 11/01/2018 @ 100
5.750%, 11/01/2019	760	765
Connecticut State, Ser D, GO
2.480%, 09/15/2019 (A)	700	706
Connecticut State, Ser G, GO
5.000%, 11/01/2020	750	795

SEI Tax Exempt Trust / Annual Report / August 31, 2018	45

SCHEDULE OF INVESTMENTS

August 31, 2018

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Connecticut State, SIFMA Index Project, Ser A, GO
2.550%, 03/01/2025 (A)	$1,815	$1,841
2.510%, 03/01/2024 (A)	565	572
2.460%, 03/01/2023 (A)	300	303
2.210%, 03/01/2020 (A)	1,125	1,128
Connecticut State, SIFMA Index Project, Ser B, GO
2.050%, 03/01/2019 (A)	1,500	1,501
Connecticut State, Special Tax Obligation, Transportation Infrastructure Project, Ser A, RB
5.000%, 08/01/2019	3,415	3,510
Connecticut State, Special Tax Obligation, Transportation Infrastructure Project, Ser B, RB
5.000%, 12/01/2019	1,095	1,136
Hartford County, Metropolitan District, Ser A, GO
5.000%, 07/15/2019	290	298
5.000%, 02/01/2021	565	606
Hartford County, Metropolitan District, Ser B, GO
5.000%, 06/01/2020	1,000	1,054
2.000%, 05/01/2020	400	401
New Haven, Ser A, GO
5.250%, 08/01/2020	1,000	1,053
University of Connecticut, Ser A, RB
5.000%, 02/15/2020	1,000	1,045

		25,845

Delaware — 0.1%
Delaware State, Health Facilities Authority, Beebe Medical Center Project, Ser A, RB
5.000%, 06/01/2020	795	823
4.000%, 06/01/2019	885	891

		1,714

District of Columbia — 0.2%
District of Columbia, Housing Finance Agency, Liberty Place Apartments Project, RB
2.130%, 06/01/2021 (A)	2,000	2,000

Florida — 1.9%
Citizens Property Insurance, Ser A1, RB
5.000%, 06/01/2020	3,910	4,121
Escambia County, Solid Waste Authority, Gulf Power Project, RB
1.800%, 04/01/2039 (A)	3,750	3,692

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Martin County, Health Facilities Authority, Martin Memorial Medical Center Project, RB
5.000%, 11/15/2018	$1,660	$1,670
Miami-Dade County, Housing Finance Authority, St. John Plaza Apartments Project, RB
1.780%, 08/01/2019 (A)	2,000	1,998
Orange County, Housing Finance Authority, Citrus Square Apartments, Ser C, RB
2.000%, 01/01/2021 (A)	2,500	2,497
Orlando, Greater Aviation Authority, Ser A, AMT, RB
5.000%, 10/01/2019	1,575	1,626
Palm Beach County, Health Facilities Authority, Active Senior Retirement Communities, RB
4.000%, 11/15/2020	2,630	2,744
Port St. Lucie, Community Redevelopment Agency, TA
5.000%, 01/01/2020	2,805	2,917
4.000%, 01/01/2019	1,235	1,244
St. Lucie County, Pollution Control Authority, Power & Light Project, RB Callable 09/04/2018 @ 100
1.530%, 09/01/2028 (A)	400	400
St. Lucie County, School Board, TAN
3.000%, 06/28/2019	2,000	2,018

		24,927

Georgia — 4.6%
Atlanta, Urban Residential Finance Authority, Bethel Towers Apartments Project, RB Callable 07/01/2020 @ 100
2.070%, 07/01/2021 (A)	3,000	2,998
Atlanta, Urban Residential Finance Authority, Wheat Street Towers Project, RB Callable 11/01/2018 @ 100
1.400%, 05/01/2020 (A)	3,750	3,741
Burke County, Development Authority, Oglethorpe Power Corp Project, RB
2.400%, 01/01/2040 (A)	2,345	2,338
Burke County, Development Authority, Plant Vogtle Project, RB
2.200%, 10/01/2032 (A)	2,000	2,001
1.850%, 12/01/2049 (A)	7,615	7,577
Burke County, Development Authority, Vogtle Project, RB
2.500%, 01/01/2052 (A)	19,000	19,097

46	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Fulton County, Development Housing Authority, The Residences at Maggie Capitol Project, RB Callable 03/01/2020 @ 100
2.000%, 03/01/2021 (A)	$1,000	$1,000
Macon-Bibb County, Housing Authority, RB Callable 04/01/2020 @ 100
2.040%, 04/01/2021 (A)	3,000	2,999
Main Street Natural Gas, Sub-Ser E, RB Callable 09/01/2023 @ 100
2.130%, 08/01/2048 (A)	2,500	2,495
Monroe County, Development Authority, Georgia Power Plant Scherer Project, RB
2.000%, 07/01/2025 (A)	4,805	4,799
Monroe County, Development Authority, Gulf Power Plant Project, RB
2.000%, 09/01/2037 (A)	1,500	1,484
Monroe County, Development Authority, Gulf Power Plant Scherer Project, RB
1.400%, 06/01/2049 (A)	3,320	3,287
Savannah, Housing Authority, Chatham Parkway Apartments Project, RB Callable 08/01/2020 @ 100
2.000%, 08/01/2021 (A)	1,410	1,409
Waleska, Downtown Development Authority, Reinhardt University Project, RAN Callable 02/01/2019 @ 100
2.000%, 08/01/2019	7,000	6,990

		62,215

Hawaii — 1.2%
Honolulu City & County, Rail Transit Project, GO Callable 09/19/2018 @ 100
1.860%, 09/01/2022 (A)	7,500	7,491
1.860%, 09/01/2023 (A)	8,500	8,489

		15,980

Idaho — 0.5%
Idaho State, Health Facilities Authority, St. Lukes Health Systems Project, TAN
1.550%, 03/01/2048	4,000	4,000
Idaho State, TAN
4.000%, 06/28/2019	3,000	3,052

		7,052

Illinois — 8.3%
Bedford Park Village, Hotel/Motel Tax, RB
3.000%, 12/01/2018	340	341
Brookfield Village, Brookfield Zoo Project, RB Callable 09/03/2018 @ 100
1.550%, 06/01/2038 (A)(D)	200	200

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chicago, O’Hare International Airport, Ser A, AMT, RB
5.000%, 01/01/2019	$1,000	$1,011
Chicago, O’Hare International Airport, Ser B, RB
5.000%, 01/01/2019	3,060	3,093
Chicago, O’Hare International Airport, Ser C, RB
5.000%, 01/01/2019	4,250	4,296
5.000%, 01/01/2020	3,000	3,125
Chicago, O’Hare International Airport, Ser F, RB
3.000%, 01/01/2020	1,990	2,021
Chicago, Ser 2002B, GO
5.000%, 01/01/2020	1,800	1,847
Chicago, Wastewater Transmission Revenue Authority, RB
5.000%, 01/01/2019	825	833
5.000%, 01/01/2023	30	33
Chicago, Wastewater Transmission Revenue Authority, Ser B, RB
5.000%, 01/01/2019	1,000	1,010
Chicago, Wastewater Transmission Revenue Authority, Ser C, RB
5.000%, 01/01/2019	3,750	3,787
5.000%, 01/01/2020	1,000	1,039
Chicago, Water Revenue Board, RB, AMBAC
1.986%, 11/01/2018 (E)	3,165	3,155
Chicago, Water Revenue Board, Ser A, RB Callable 11/01/2020 @ 100
5.000%, 11/01/2023	3,000	3,160
Chicago, Waterworks Revenue Authority, RB
5.000%, 11/01/2019	5,610	5,801
Chicago, Waterworks Revenue Authority, Ser 2017-2, RB
5.000%, 11/01/2018	1,500	1,507
5.000%, 11/01/2020	500	530
Chicago, Waterworks Revenue Authority, Ser A, RB Callable 11/01/2020 @ 100
5.000%, 11/01/2021	1,000	1,058
Cicero, Ser A, GO, AGM
5.000%, 01/01/2019	1,160	1,171
Cook County, High School District No. 214 Arlington Heights, GO
2.000%, 12/01/2019	1,455	1,459
Cook County, Ser A, GO
5.000%, 11/15/2018	1,000	1,006
5.000%, 11/15/2019	2,465	2,554
Cook County, Township High School District No. 225 Northfield, Ser A, GO
5.000%, 12/01/2018	1,725	1,739

SEI Tax Exempt Trust / Annual Report / August 31, 2018	47

SCHEDULE OF INVESTMENTS

August 31, 2018

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Cook County, Township High School District No. 227 Rich Township, GO
2.000%, 12/01/2018	$1,000	$1,001
Illinois State, Educational Facilities Authority, University of Chicago Project, Ser B1, RB
1.800%, 07/01/2036 (A)	1,850	1,848
Illinois State, Finance Authority, Bradley University Project, Ser C, RB
5.000%, 08/01/2021	450	483
Illinois State, Finance Authority, Chicago International Charter School Project, RB
4.000%, 12/01/2020	415	426
Illinois State, Finance Authority, Silver Cross Hospital and Medical Centers Project, RB Pre-Refunded @ 100
7.000%, 08/15/2019 (B)	3,120	3,273
Illinois State, Finance Authority, Swedish Covenant Hospital Project, RB
5.000%, 08/15/2020	950	994
5.000%, 08/15/2021	400	426
Illinois State, GO
5.000%, 07/01/2019	3,990	4,074
5.000%, 08/01/2019	3,255	3,330
5.000%, 02/01/2020	13,710	14,151
4.000%, 02/01/2021	1,350	1,377
Illinois State, Highway Authority Toll Refunding, RB
7.125%, 01/01/2031	1,500	1,500
Illinois State, RB
5.000%, 06/15/2019	2,125	2,172
Illinois State, RB, NATL
5.750%, 06/15/2019	575	591
Illinois State, Ser B, GO
5.250%, 01/01/2020	3,475	3,592
5.000%, 10/01/2021	2,500	2,628
Illinois State, Ser B, RB Callable 06/15/2019 @ 100
5.000%, 06/15/2020	910	932
Illinois State, Ser D, GO
5.000%, 11/01/2020	2,500	2,616
5.000%, 11/01/2021	5,000	5,262
Lake County, Forest Preserve District, Ser A, GO
2.048%, 12/15/2020 (A)	385	385
Macon County, School District No. 61 Decatur, GO, NATL Callable 10/04/2018 @ 100
4.000%, 12/01/2018	560	560
McHenry & Kane Counties, Community Consolidated School District No. 158 Huntley, GO, NATL
2.118%, 01/01/2021 (E)	1,195	1,127
2.118%, 01/01/2021 (E)(F)	1,555	1,484

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Regional Transportation Authority, RB, AGM
5.750%, 06/01/2021	$1,615	$1,774
Regional Transportation Authority, Ser A, RB
5.000%, 07/01/2019	2,045	2,097
Regional Transportation Authority, Ser B, RB, NATL
5.500%, 06/01/2019	2,500	2,567
University of Illinois, Ser A, RB, NATL
5.500%, 04/01/2019	2,000	2,041
University of Illinois, Ser B, RB
5.000%, 04/01/2020	525	543
Village of Bolingbrook, Special Tax
4.000%, 03/01/2020	500	514
4.000%, 03/01/2021	1,000	1,040

		110,584

Indiana — 3.2%
Carmel, Redevelopment Authority, Performing Arts Center Project, RB
1.860%, 02/01/2020 (E)	1,000	972
Hammond, Local Public Improvement Bond Bank, RAN
2.375%, 12/31/2018	1,000	1,000
Indiana State, Finance Authority, Duke Energy Project, Ser A2, RB
3.375%, 03/01/2019	6,445	6,494
Indiana State, Health Facility Financing Authority, Ascension Health Credit Group, RB
4.000%, 11/15/2036 (A)	9,225	9,321
1.350%, 11/01/2027 (A)	1,835	1,807
Indiana State, Health Facility Financing Authority, RB
1.375%, 10/01/2027 (A)	1,575	1,558
Indiana State, Health Facility Financing Authority, RB Pre-Refunded @ 100
1.375%, 05/01/2020 (A)(B)	30	30
Jasper County, Pollution Control Board, Ser C, RB, NATL
5.850%, 04/01/2019	3,000	3,065
Jay County, Building First Mortgage, Ser 2009, RB
3.750%, 07/15/2019 (F)	415	419
Rockport, Industry Pollution Control, Indiana Michigan Power Project, Ser D, RB
2.050%, 04/01/2025 (A)	3,325	3,327
St. Joseph County, Economic Development Authority, Saint Mary’s College, Ser A, RB
5.000%, 04/01/2020	705	738
5.000%, 04/01/2021	740	790

48	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Whiting, Industry Environmental Facilities, BP Products North America Project, AMT, RB Callable 06/03/2019 @ 100
2.310%, 12/01/2044 (A)	$8,815	$8,832
Whiting, Industry Environmental Facilities, BP Products North America Project, RB
1.850%, 06/01/2044 (A)	4,070	4,060

		42,413

Iowa — 0.7%
Buchanan County, People’s Memorial Hospital, RB Callable 10/04/2018 @ 100
1.500%, 12/01/2018	2,750	2,744
Iowa State, Finance Authority, CJ Bio America Project, RB Callable 09/04/2018 @ 100
1.870%, 04/01/2022 (A)(D)	3,000	3,000
Iowa State, Finance Authority, ESW Rural Development Project, RB
1.250%, 09/01/2020 (A)	1,915	1,915
Iowa State, Finance Authority, Ser B, RB, GNMA/FNMA/FHLMC Callable 11/02/2020 @ 100
1.860%, 07/01/2047 (A)	2,000	2,004

		9,663

Kansas — 0.2%
Kansas State, Department of Transportation State, Ser C3, RB
1.857%, 09/01/2023 (A)	3,000	3,003

Kentucky — 2.0%
Carroll County, Pollution Control Authority, Kentucky Utilities Project, RB
1.050%, 09/01/2042 (A)	10,000	9,911
Kentucky State, Housing Authority, Parkway Manor Project, RB Callable 09/24/2018 @ 100
1.450%, 03/01/2020 (A)	1,625	1,622
Kentucky State, Property & Building Commission Project No. 100, Ser A, RB
5.000%, 08/01/2020	1,100	1,160
Kentucky State, Public Energy Authority, Ser A, RB Callable 01/02/2024 @ 100
4.000%, 04/01/2048 (A)	1,000	1,061
Kentucky State, Rural Water Finance, Ser E1, RAN Callable 09/01/2019 @ 100
2.250%, 03/01/2020	3,000	3,008

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Louisville & Jefferson County, Metropolitan Government, Gas & Electric Project, RB
1.250%, 06/01/2033 (A)	$3,500	$3,482
Louisville & Jefferson County, Metropolitan Government, Gas & Electric Project, RB Callable 08/01/2019 @ 100
2.200%, 02/01/2035 (A)	1,300	1,302
Louisville & Jefferson County, Metropolitan Sewer District, BAN
5.000%, 11/12/2018	5,500	5,534

		27,080

Louisiana — 0.2%
Louisiana State, Offshore Terminal Authority, Loop Project, RB
2.000%, 10/01/2040 (A)	1,000	989
Louisiana State, Public Facilities Authority, Tulane University Project, Ser A, RB
5.000%, 12/15/2020	1,000	1,068

		2,057

Maryland — 0.1%
Maryland State, Community Development Administration, Multi-Family Mortgage Revenue, Zions Towers Project, Ser A, RB, FHA
2.440%, 03/01/2020	2,000	1,997

Massachusetts — 1.1%
Massachusetts State, Development Finance Agency, UMass Memorial Healthcare Project, Ser I, RB
5.000%, 07/01/2019	575	589
Massachusetts State, Educational Financing Authority, Ser A, AMT, RB
4.000%, 07/01/2020	375	387
3.000%, 07/01/2019	225	227
Massachusetts State, Health & Educational Facilities Authority, Partners Health Project, RB Callable 09/04/2018 @ 100
1.520%, 07/01/2027 (A)	1,800	1,800
Massachusetts State, Housing Finance Agency, Conduit-Van Brodie Mill Project, RB Callable 07/01/2019 @ 100
2.000%, 07/01/2020 (D)	4,750	4,740
Massachusetts State, Housing Finance Agency, Highland Glen Project, Ser A, RB Callable 02/01/2019 @ 100
1.220%, 08/01/2019 (A)	3,000	2,992
Massachusetts State, Ser B, GO
5.000%, 07/01/2023	1,270	1,441

SEI Tax Exempt Trust / Annual Report / August 31, 2018	49

SCHEDULE OF INVESTMENTS

August 31, 2018

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Ser C, RAN
4.000%, 06/20/2019	$3,000	$3,051

		15,227

Michigan — 2.3%
Forest Hills, Public Schools, GO
5.000%, 05/01/2019	1,425	1,456
Grand Rapids, Public Schools, GO, AGM
5.000%, 05/01/2019	4,550	4,646
Michigan State, Finance Authority, Ascension Health Care Project, Ser E1, RB
1.100%, 11/15/2046 (A)	2,000	1,985
Michigan State, Finance Authority, Henry Ford Health System Project, RB
5.000%, 11/15/2019	525	544
5.000%, 11/15/2020	530	563
Michigan State, Finance Authority, State Aid Withholding Revenue Notes, Ser A1
4.000%, 08/20/2019	2,000	2,038
Michigan State, Hospital Finance Authority, Ascension Health Care Project, RB
4.000%, 11/15/2047 (A)	3,825	4,103
Michigan State, Hospital Finance Authority, Ascension Health Care Project, Ser A2, RB
1.500%, 11/01/2027 (A)	1,705	1,690
Michigan State, Hospital Finance Authority, Ascension Health Credit Group, RB Callable 11/15/2019 @ 100
5.000%, 11/15/2020	2,000	2,082
5.000%, 11/15/2021	750	779
Michigan State, Strategic Fund, Detroit Edison Project, RB
1.450%, 08/01/2029 (A)	3,400	3,278
Southfield, Public Schools, RB, Q-SBLF
5.000%, 05/01/2019	900	919
University of Michigan, RB Callable 10/01/2021 @ 100
1.560%, 04/01/2033 (A)	2,000	2,002
Wayne County, Airport Authority, Ser A, AMT, RB Callable 12/01/2021 @ 100
5.000%, 12/01/2022	1,000	1,081
Wayne County, Airport Authority, Ser C, RB
5.000%, 12/01/2018	1,705	1,719
Woodhaven-Brownstown County, School District, School Building and Site Project, GO, Q-SBLF
4.000%, 05/01/2019	2,140	2,171

		31,056

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Minnesota — 0.4%
Apple Valley, Senior Living Revenue, Minnesota Senior Living Project, RB
4.000%, 01/01/2021	$500	$519
4.000%, 01/01/2022	555	580
Maple Grove, Health Care Facilities, Maple Grove Hospital Project, RB
3.000%, 05/01/2019	1,000	1,006
Minnesota State, Housing Finance Agency, Residential Housing Project, Ser A, AMT, RB, GNMA/FNMA/FHLMC
1.300%, 07/01/2019	400	398
Todd Morrison Cass & Wadena Counties, United Hospital District, Lakewood Health System Project, GO Callable 10/04/2018 @ 100
1.200%, 12/01/2018	1,335	1,334
Todd Morrison Cass & Wadena Counties, United Hospital District, Lakewood Health System Project, Ser A, RB Callable 10/04/2018 @ 100
1.300%, 12/01/2018	2,000	1,998

		5,835

Mississippi — 0.8%
Mississippi State, Business Finance, Chevron USA Project, Ser G, RB Callable 09/04/2018 @ 100
1.540%, 11/01/2035 (A)	100	100
Mississippi State, Business Finance, Coast Electric Power Project, Ser C, RB Callable 11/01/2018 @ 100
1.950%, 05/01/2037 (A)	2,265	2,265
Mississippi State, Business Finance, Waste Management Project, RB
1.350%, 03/01/2029 (A)	500	491
Mississippi State, Development Bank, Jackson Public School District Project, RB
5.000%, 04/01/2019	1,650	1,680
Mississippi State, Hospital Equipment & Facilities Authority, Baptist Memorial Health, RB
2.125%, 09/01/2022 (A)	3,750	3,748
Mississippi State, Ser B, GO Callable 03/01/2020 @ 100
1.725%, 09/01/2027 (A)	2,500	2,505

		10,789

Missouri — 0.7%
Kansas City, Industrial Development Authority, Gotham Apartments Project, RB Callable 08/01/2019 @ 100
1.810%, 02/01/2021 (A)	1,000	999

50	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Missouri State, Health & Educational Facilities Authority, Washington University Project, Ser C, RB Callable 09/04/2018 @ 100
1.520%, 03/01/2040 (A)	$400	$400
Springfield, Ser B, AMT, RB
5.000%, 07/01/2019	2,940	3,019
St. Charles County, COP
5.000%, 02/01/2019	1,235	1,252
St. Louis, Airport Revenue, Ser B, AMT, RB, AGM
4.000%, 07/01/2019	3,000	3,052

		8,722

Nebraska — 0.0%
Scotts Bluff County, Hospital Authority, Regional West Medical Center, RB
5.000%, 02/01/2019	500	504

Nevada — 0.1%
Humboldt County, Pollution Control, Sierra Pacific Power Project, Ser A, RB
1.250%, 10/01/2029 (A)	1,750	1,739

New Hampshire — 0.2%
New Hampshire State, Health & Education Facilities Authority Act, Elliot Hospital, RB
5.000%, 10/01/2019	2,600	2,617
New Hampshire State, Health & Education Facilities Authority Act, Kendal at Hanover, RB
3.000%, 10/01/2018	400	400

		3,017

New Jersey — 10.0%
Borough of Paulsboro, Ser B, BAN
2.750%, 02/01/2019	1,387	1,391
Borough of Paulsboro, Ser C, BAN
2.750%, 04/10/2019	4,127	4,144
Cedar Grove Township, BAN
2.500%, 07/18/2019	4,055	4,064
Evesham Township, Ser B, GO
3.000%, 05/09/2019	1,000	1,006
Ewing Township, BAN
3.000%, 06/07/2019	3,664	3,687
Linden, Ser B, GO
2.500%, 12/11/2018	5,243	5,252
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB
5.250%, 09/01/2019	540	557
5.000%, 12/15/2018	4,925	4,967

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Economic Development Authority, School Facilities Construction Project, RB Callable 03/01/2025 @ 100
2.810%, 09/01/2025 (A)	$4,500	$4,427
New Jersey State, Economic Development Authority, Ser B, RB
5.000%, 11/01/2019	5,000	5,169
New Jersey State, Economic Development Authority, Sub-Ser A, RB
4.000%, 07/01/2022	3,500	3,655
New Jersey State, Educational Facilities Authority, William Paterson University Project, RB, BAM
5.000%, 07/01/2019	2,020	2,074
New Jersey State, Higher Education Student Assistance Authority, Ser 1B, AMT, RB
5.000%, 12/01/2019	1,000	1,036
5.000%, 12/01/2020	1,500	1,591
New Jersey State, Higher Education Student Assistance Authority, Ser A, RB
5.000%, 06/01/2019	1,075	1,099
New Jersey State, Housing & Mortgage Finance Agency, Camden Townhouses Project, Ser F, RB Callable 02/01/2019 @ 100
1.350%, 02/01/2020 (A)	3,500	3,494
New Jersey State, Housing & Mortgage Finance Agency, Carrino Plaza Apartments Project, Ser L, RB Callable 11/01/2018 @ 100
1.500%, 11/01/2019 (A)	5,675	5,662
New Jersey State, Housing & Mortgage Finance Agency, Garden Spires Project, Ser A, RB Callable 08/01/2020 @ 100
2.020%, 08/01/2021 (A)	8,370	8,361
New Jersey State, Housing & Mortgage Finance Agency, Ser B, RB
1.250%, 05/01/2019	4,555	4,531
New Jersey State, Transportation Trust Fund Authority, RB
5.000%, 06/15/2019	16,630	17,026
5.000%, 06/15/2020	1,990	2,092
4.000%, 06/15/2019	1,290	1,311
4.000%, 06/15/2020	505	522
New Jersey State, Transportation Trust Fund Authority, Ser A, RB Callable 12/15/2018 @ 100
5.375%, 12/15/2025	1,300	1,312
New Jersey State, Transportation Trust Fund Authority, Ser A, RB, AGM
5.250%, 12/15/2020	2,360	2,520

SEI Tax Exempt Trust / Annual Report / August 31, 2018	51

SCHEDULE OF INVESTMENTS

August 31, 2018

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Transportation Trust Fund Authority, Ser B, RB, NATL
5.500%, 12/15/2021	$1,615	$1,771
New Jersey State, Turnpike Authority, Ser C3, RB
2.057%, 01/01/2023 (A)	5,000	5,022
New Jersey State, Turnpike Authority, Ser C5, RB Callable 07/01/2020 @ 100
1.917%, 01/01/2028 (A)	2,000	2,008
Newark, Housing Authority, South Ward Police Facility Project, RB, AGC
4.500%, 12/01/2018	1,080	1,085
Newark, School Promissory Notes, Ser A, GO
3.000%, 07/31/2019	10,000	10,055
Orange Township, General Improvement Project, GO, BAM
2.250%, 12/01/2020	940	940
Salem County, Pollution Control Financing Authority, Philadelphia Electric Project, Ser S, AMT, RB
2.500%, 03/01/2025 (A)	2,100	2,102
Tobacco Settlement Financing, Ser A, RB
5.000%, 06/01/2019	3,500	3,580
5.000%, 06/01/2020	5,000	5,249
5.000%, 06/01/2021	4,000	4,294
West Deptford Township, BAN
2.750%, 04/10/2019	6,535	6,561

		133,617

New Mexico — 0.9%
Farmington, Pollution Control, Southern California Edison Project, Ser A, RB
1.875%, 04/01/2029 (A)	1,150	1,143
New Mexico State, Hospital Equipment Loan Council, Presbyterian Health Care Project, Ser C, RB Callable 09/04/2018 @ 100
1.430%, 08/01/2034 (A)	1,900	1,900
New Mexico State, Mortgage Finance Authority, South Shiprock Homes Project, RB Callable 12/01/2018 @ 100
1.350%, 06/01/2020 (A)	4,000	3,980
New Mexico State, Municipal Energy Acquisition Authority, Ser B, RB Callable 02/01/2019 @ 100
2.145%, 11/01/2039 (A)	2,100	2,102

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Mexico State, Municipal Energy Acquisition Authority, Sub-Ser A, RB Callable 08/01/2019 @ 100
5.000%, 11/01/2039 (A)	$2,780	$2,854

		11,979

New York — 16.0%
Auburn, BAN
3.125%, 08/20/2019	12,691	12,828
Board of Cooperative Educational Services (BOCES), Sole Supervisory District, RAN
2.000%, 09/28/2018	4,250	4,250
Brooklyn Arena, Local Development Authority, Barclays Center Project, RB
5.750%, 07/15/2019	1,935	1,998
Chautauqua County, Capital Resource, Jamestown Center Project, RB
1.700%, 11/01/2031 (A)	1,200	1,197
Chenango Forks, Central School District, BAN
2.500%, 06/18/2019	8,113	8,142
Cortland, BAN
2.750%, 04/12/2019	2,300	2,310
Eastport-South Manors Central School District, TAN
2.750%, 06/25/2019	3,000	3,013
Eaton Vance, Municipal Income Trust, AMT, RB Callable 10/04/2018 @ 100
3.060%, 09/01/2019 (A)(C)	400	400
Geneva, City School District, BAN
3.000%, 06/28/2019	5,290	5,333
Glens Falls, BAN Callable 09/24/2018 @ 100
2.100%, 06/07/2019	3,495	3,495
Hempstead Union, Free School District, TAN
2.750%, 06/27/2019	2,000	2,007
Ilion, Housing Authority, John Guy Prindle Apartments Project, RB Callable 01/01/2019 @ 100
2.000%, 07/01/2020 (A)	3,250	3,248
Island Park Village, BAN
3.000%, 03/06/2019	2,442	2,454
Lansingburgh, Central School District at Troy, BAN
2.750%, 07/19/2019	3,975	3,998
Metropolitan New York, Transportation Authority, Ser A4, BAN
4.000%, 08/15/2019	5,000	5,100
Metropolitan New York, Transportation Authority, Ser B2, BAN
5.000%, 05/15/2021	37,270	40,283

52	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Metropolitan New York, Transportation Authority, Ser D2, RB Callable 08/15/2019 @ 100
4.000%, 11/15/2034 (A)	$3,000	$3,061
Metropolitan New York, Transportation Authority, Ser G1, RB Callable 05/01/2019 @ 100
1.695%, 11/01/2032 (A)	1,100	1,100
Metropolitan New York, Transportation Authority, Sub-Ser D2, RB
2.010%, 11/15/2044 (A)	2,000	1,996
Nassau County, Ser B, TAN
3.000%, 09/18/2018	2,000	2,001
New York City, GO Callable 09/03/2018 @ 100
1.560%, 08/01/2044 (A)	2,400	2,400
New York City, GO, AGM Callable 09/04/2018 @ 100
0.200%, 08/01/2026 (A)	1,800	1,800
New York City, Housing Development, RB Callable 05/01/2019 @ 100
1.850%, 05/01/2021 (A)	2,000	1,999
New York City, Housing Development, Ser G, RB Callable 10/15/2018 @ 100
1.500%, 11/01/2048 (A)	3,000	2,998
New York City, Housing Development, Sustainable Neighborhood Bonds, RB Callable 05/15/2019 @ 100
1.450%, 05/01/2050 (A)	1,005	994
New York City, Industrial Development Agency, Ser A, AMT, RB
5.000%, 07/01/2019	2,500	2,563
New York City, Ser C4, GO, AGC Callable 09/07/2018 @ 100
1.790%, 10/01/2027 (A)	350	350
New York City, Water & Sewer System, Ser BB, RB Callable 09/04/2018 @ 100
1.520%, 06/15/2049 (A)	5,470	5,470
New York State, Dormitory Authority, Orange Regional Medical Center, RB
4.000%, 12/01/2018 (C)	1,300	1,305
New York State, Energy Research & Development Authority, NY Electric and Gas, RB
2.000%, 02/01/2029 (A)	3,110	3,105
2.000%, 06/01/2029 (A)	12,635	12,614
New York State, Housing Finance Agency, Ser B, RB, GNMA/FNMA/FHLMC
1.300%, 05/01/2020	10,000	9,914
1.100%, 05/01/2019	2,210	2,201
0.950%, 11/01/2018	7,900	7,891

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Mortgage Agency State, Ser 183, AMT, RB
2.300%, 10/01/2019	$2,000	$2,007
Nuveen, New York AMT-Free Quality Municipal Income Fund, AMT, RB Callable 09/04/2018 @ 100
1.860%, 05/01/2047 (A)(C)	4,000	4,000
Ogdensburg, Enlarged City School District, GO
2.500%, 06/19/2019	15,185	15,237
Oyster Bay, GO
4.000%, 02/15/2020	1,975	2,023
Saratoga County, Capital Resource, Preservation LLC Project, RB
2.000%, 07/01/2020 (A)	1,550	1,549
Schenectady, BAN
3.125%, 05/09/2019	15,054	15,162
Suffolk County, Ser B, GO
3.000%, 12/28/2018	3,034	3,045
Suffolk County, Ser C, GO
5.000%, 05/01/2019	1,325	1,354
Triborough, Bridge & Tunnel Authority, Sub-Ser 2003B-2, RB Callable 06/03/2019 @ 100
1.745%, 01/01/2033 (A)	1,000	1,002
TSASC, Tobacco Settlement Bonds, Ser A, RB
5.000%, 06/01/2020	2,000	2,096
4.000%, 06/01/2019	3,000	3,043

		214,336

North Carolina — 0.3%
Asheville, Housing Authority, Ledgewood Village Project, RB
1.900%, 12/01/2020 (A)	1,390	1,389
Charlotte, Airport Revenue, Ser B, AMT, RB Callable 07/01/2020 @ 100
5.000%, 07/01/2021	750	790
Charlotte-Mecklenburg, Hospital Authority, RB Callable 09/03/2018 @ 100
1.430%, 01/15/2037 (A)	565	565
Montgomery County, Public Facilities, BAN Callable 03/01/2020 @ 100
3.000%, 09/01/2020	1,000	1,016

		3,760

Ohio — 4.5%
Allen County, Hospital Facilities Revenue, Ser A, RB
5.000%, 08/01/2021	2,000	2,152

SEI Tax Exempt Trust / Annual Report / August 31, 2018	53

SCHEDULE OF INVESTMENTS

August 31, 2018

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
American Municipal Power, Combined Hydroelectric Project, Ser A, RB Callable 02/15/2021 @ 100
2.250%, 02/15/2048 (A)	$4,000	$3,979
Butler County, Communications System Project, BAN
3.000%, 01/24/2019	2,500	2,509
Butler County, Hamilton-Mason Improvement Project, BAN
3.000%, 07/25/2019	1,955	1,967
Cuyahoga, Metropolitan Housing Authority, Carver Park Phase I Project, RB
1.000%, 09/01/2019 (A)	4,450	4,442
Franklin County, Sawyer & Trevitt Project, RB Callable 12/01/2018 @ 100
1.300%, 06/01/2020 (A)	4,800	4,780
Hamilton County, Healthcare Improvement, Life Enriching Communities Project, RB
4.000%, 01/01/2019	550	553
4.000%, 01/01/2020	575	588
Kettering, School District, GO
5.000%, 12/01/2018	1,000	1,008
Lancaster, Port Authority, RB
1.995%, 02/01/2019 (A)	2,000	1,999
Lorain County, Transportation Center Project, GO
2.500%, 04/11/2019	3,450	3,465
Lucas County, Hospital Revenue Board, Promedica Healthcare Project, Ser D, RB
4.000%, 11/15/2020	2,100	2,176
Ohio State, Higher Educational Facility Commission, John Carroll University Project, RB Callable 09/01/2018 @ 100
2.250%, 09/01/2033 (A)	2,880	2,880
Ohio State, Housing Finance Agency, Sem Manor Project, RB Callable 09/01/2019 @ 100
1.250%, 09/01/2020 (A)	1,700	1,689
Ohio State, Housing Finance Agency, Woodruff Village Apartments Project, RB Callable 09/01/2018 @ 100
1.300%, 03/01/2020 (A)	2,750	2,750
Ohio State, Water Development Authority, Water Pollution Control Loan Fund, Ser B, RB Callable 10/04/2018 @ 100
1.780%, 12/01/2020 (A)	7,250	7,250
Springboro, BAN
3.000%, 01/24/2019	6,050	6,072
Trenton, BAN
2.000%, 11/17/2018	1,500	1,500

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Trumbull County, Ser 2, BAN
3.125%, 08/29/2019	$2,000	$2,019
Willoughby, BAN
3.000%, 06/21/2019	5,800	5,839

		59,617

Oklahoma — 1.2%
Carter County, Independent School District No. 27, Plainville Public Schools Project, GO
1.700%, 07/01/2019	1,115	1,110
Cleveland County, Moore-Norman Technology Center, School District No. 17, GO
0.050%, 06/01/2019	4,105	4,038
Garvin County, Independent School District No. 9, Lindsay Public Schools Project, GO
1.700%, 07/01/2019	1,305	1,297
Kingfisher County, Independent School District No. 16, Hennessey Building Project, GO
1.625%, 06/01/2019	940	934
Logan County, Independent School District No. 1, Guthrie Board of Education, GO
4.000%, 08/01/2020	1,000	1,040
Oklahoma County, Finance Authority, Midwest City-Del City Public School Project, RB
5.000%, 10/01/2022	1,000	1,101
Tulsa County, Broken Arrow Independent School District No. 3, GO
3.000%, 04/01/2019	2,830	2,852
Tulsa County, Industrial Authority, Owasso Public Schools Project, RB
5.000%, 09/01/2020	1,500	1,590
5.000%, 09/01/2021	1,650	1,791

		15,753

Pennsylvania — 6.6%
Allegheny County, Industrial Development Authority, Carnegie Museums of Pittsburgh, RB Callable 09/03/2018 @ 100
1.610%, 08/01/2032 (A)(D)	3,260	3,260
Allentown, City School District, TRAN Callable 10/04/2018 @ 100
2.200%, 01/02/2019	2,000	1,999
Armstrong, School District, GO Callable 03/15/2019 @ 100
2.375%, 03/15/2020	715	716
Bethlehem, Area School District, Ser A, RB Callable 11/02/2020 @ 100
1.925%, 01/01/2032 (A)	6,000	6,000

54	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Bethlehem, Area School District, Ser AA, GO, AGC Callable 04/15/2019 @ 100
4.000%, 10/15/2019	$850	$861
Cumberland County, Municipal Authority, Diakon Lutheran Ministries Project, RB
4.000%, 01/01/2019	535	539
Delaware Valley, Regional Finance Authority, Ser B, RB Callable 09/01/2021 @ 100
1.980%, 09/01/2048 (A)	2,500	2,500
Dover, Area School District, GO
4.000%, 04/01/2020	1,050	1,085
Downingtown, Area School District, GO Callable 11/01/2018 @ 100
2.260%, 05/01/2030 (A)	2,000	2,001
East Hempfield Township, Industrial Development Authority, Willow Valley Communities Project, RB
4.000%, 12/01/2020	415	433
Indiana County, Industrial Development Authority, Residential Revival Project, RB Callable 10/04/2018 @ 100
1.550%, 04/01/2019	12,260	12,239
Indiana County, Industrial Development Authority, Residential Revival Project, RB Callable 03/01/2020 @ 100
1.450%, 09/01/2020	10,450	10,266
Lehigh County, Industrial Development Authority, PPL Electric Utilities, RB
1.800%, 09/01/2029 (A)	1,530	1,496
Montgomery County, Industrial Development Authority, Exelon Generation Project, Ser S, RB
2.550%, 12/01/2029 (A)	4,000	3,999
2.500%, 10/01/2030 (A)	2,350	2,349
Pennsylvania State, Capital Region Water Authority, Ser A, RB
5.000%, 07/15/2019	1,350	1,387
Pennsylvania State, Commonwealth Financing Authority, Tobacco Master Settlement, RB
5.000%, 06/01/2020	2,500	2,620
5.000%, 06/01/2021	3,000	3,212
Pennsylvania State, COP, AGM
4.000%, 11/01/2018	1,945	1,950
Pennsylvania State, Economic Development Financing Authority, Waste Management Project, Ser A, AMT, RB
2.625%, 11/01/2021	1,910	1,929
1.850%, 04/01/2019 (A)	1,750	1,750
Pennsylvania State, GO
5.000%, 02/01/2019	3,045	3,087

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Higher Educational Facilities Authority, Independent Colleges Project, Ser I4, RB Callable 11/01/2018 @ 100
2.720%, 11/01/2031 (A)	$2,500	$2,500
Pennsylvania State, Housing Finance Agency, RB Callable 11/01/2018 @ 100
1.850%, 12/01/2019 (A)	8,240	8,233
Pennsylvania State, Housing Finance Agency, Ser 127A, AMT, RB
1.950%, 10/01/2019	630	629
1.850%, 04/01/2019	375	375
Pennsylvania State, Ser A, COP
5.000%, 07/01/2021	350	375
Pennsylvania State, Turnpike Commission, Ser A1, RB Callable 06/01/2023 @ 100
2.160%, 12/01/2023 (A)	3,000	3,000
Philadelphia, Housing Authority, PHA Headquarters Project, RB
4.000%, 05/01/2021	550	577
Philadelphia, School District, Ser D, GO
5.000%, 09/01/2018	1,000	1,000
Philadelphia, School District, Ser F, GO
5.000%, 09/01/2019	1,000	1,029
Pittsburgh, Housing Authority Revenue, Larimer/East Liberty Phase II Project, RB Callable 10/01/2019 @ 100
1.400%, 10/01/2021 (A)	4,275	4,247
Reading, School District, GO, AGM
5.000%, 03/01/2021	200	214

		87,857

Rhode Island — 0.5%
Rhode Island State, Commerce Department of Transportation, RB
5.000%, 06/15/2019	1,000	1,026
Rhode Island State, Housing & Mortgage Finance, AMT, RB
1.400%, 04/01/2019	1,805	1,799
1.200%, 10/01/2018	1,495	1,494
Rhode Island State, Housing & Mortgage Finance, RB Callable 09/21/2018 @ 100
2.260%, 10/01/2045 (A)	2,000	2,000

		6,319

South Carolina — 0.5%
SCAGO, Educational Facilities for Sumter County, School District 17, RB
5.000%, 12/01/2018	1,695	1,708

SEI Tax Exempt Trust / Annual Report / August 31, 2018	55

SCHEDULE OF INVESTMENTS

August 31, 2018

Short Duration Municipal Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Spartanburg County, School District No. 7, BAN
5.000%, 11/15/2018	$2,000	$2,013
Tender Option Bond Trust Receipts, Ser 2018- BAML0003, RB Callable 09/19/2018 @ 101
1.840%, 08/01/2035 (A)(C)(D)	3,000	3,000

		6,721

South Dakota — 0.0%
South Dakota State, Health & Educational Facilities Authority, Sanford Obligation Group Project, Ser B, RB
3.000%, 11/01/2018	500	501

Tennessee — 2.7%
Chattanooga, Health Educational & Housing Facility Board, Chestnut College Flats Apartments Project, RB
1.750%, 12/01/2020 (A)	3,000	2,994
Hamilton County, Industrial Development Board, Jaycee Tower Apartments Project, RB Callable 09/24/2018 @ 100
1.370%, 07/01/2020 (A)	3,000	2,997
Knox County, Health Educational & Housing Facility Board, RB
4.000%, 04/01/2021	750	778
Memphis, Health Educational & Housing Facility Board, Forum College Flats Apartments Project, RB
1.800%, 12/01/2020 (A)	1,000	1,000
Memphis, Health Educational & Housing Facility Board, RB Callable 08/01/2020 @ 100
2.030%, 08/01/2021 (A)	2,000	1,996
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, 12th & Wedgewood Apartments Project, RB
1.800%, 12/01/2020 (A)	2,000	1,998
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Ascension Credit Union, RB
1.550%, 11/15/2030 (A)	2,390	2,364
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Haynes Garden Apartments Project, RB, GNMA
1.750%, 12/01/2020 (A)	4,000	3,997

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Hermitage Flats Apartment Project, RB
1.300%, 07/01/2020 (A)	$3,860	$3,840
Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Trevecca Towers Project, RB
2.000%, 01/01/2022 (A)	6,500	6,497
Monroe County, BAN Callable 12/15/2018 @ 100
1.200%, 06/15/2019	5,000	4,981
Shelby County, Health Educational & Housing Facilities Board, Mthodist Le Bonheur Project, RB, AGM Callable 11/01/2018 @ 100
1.560%, 06/01/2042 (A)	800	800
Tennessee Energy Acquisition, RB
5.000%, 11/01/2022	1,500	1,645

		35,887

Texas — 12.6%
Alamo Heights, Independent School District, Ser B, GO, PSF-GTD
3.000%, 02/01/2028 (A)	2,465	2,521
Alvin, Independent School District, Schoolhouse Project, Ser B, GO, PSF-GTD
1.400%, 02/15/2036 (A)	2,725	2,694
Austin, Affordable Public Facility, Commons Goodnight Apartments, RB
1.850%, 01/01/2021 (A)	5,000	4,984
Bexar County, Health Facilities Development, Army Retirement Residence Foundation, RB
5.000%, 07/15/2019	100	102
Brazoria County, Toll Road Authority, Ser B, BAN
1.450%, 03/01/2020	6,500	6,471
Capital Area, Housing Finance, Hills Leander Apartment Project, RB
2.050%, 08/01/2021 (A)	3,000	2,997
Clear Creek, Independent School District, Ser B, GO, PSF-GTD
1.450%, 02/15/2035 (A)	1,500	1,485
Corpus Christi, Independent School District, School Buildings Project, Ser A, GO, PSF-GTD
2.000%, 08/15/2047 (A)	1,125	1,127
Cypress-Fairbanks, Independent School District, Ser A1, GO, PSF-GTD
2.125%, 02/15/2027 (A)	5,000	4,994

56	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Cypress-Fairbanks, Independent School District, Ser B2, GO, PSF-GTD
1.400%, 02/15/2040 (A)	$1,500	$1,483
Dallas, Independent School District, Ser B3, GO, PSF-GTD
5.000%, 02/15/2036 (A)	5,000	5,070
Fort Bend, Independent School District, Ser A, GO, PSF-GTD
1.750%, 08/01/2040 (A)	3,500	3,498
Fort Bend, Independent School District, Ser B, GO, PSF-GTD Callable 10/04/2018 @ 100
1.350%, 08/01/2040 (A)	1,740	1,733
Fort Bend, Independent School District, Ser C, GO, PSF-GTD
1.350%, 08/01/2042 (A)	9,840	9,723
Fort Bend, Independent School District, Ser D, GO, PSF-GTD
1.500%, 08/01/2042 (A)	7,860	7,715
Goose Creek, Consolidated Independent School District, Ser B, GO, PSF-GTD
1.180%, 02/15/2035 (A)	1,500	1,491
Harlandale, Independent School District, GO, PSF-GTD Callable 08/15/2020 @ 100
3.000%, 08/15/2045 (A)	2,000	2,034
Harris County, Industrial Development, Deer Park Refining Project, RB Pre-Refunded @ 100
5.000%, 12/01/2019 (B)	2,000	2,079
Houston, Combined Utility System Revenue, Ser C, RB Callable 02/01/2021 @ 100
1.817%, 05/15/2034 (A)	1,500	1,499
Houston, Independent School District, GO, PSF-GTD
1.450%, 06/01/2029 (A)	9,205	9,144
Houston, Independent School District, Ser A1B, GO, PSF-GTD
2.200%, 06/01/2039 (A)	6,500	6,540
Houston, Independent School District, Ser A2, GO, PSF-GTD
3.000%, 06/01/2039 (A)	1,000	1,009
Houston, Independent School District, Ser B, GO, PSF-GTD
1.450%, 06/01/2035 (A)	10,000	9,933
Houston, Texas Airport System Revenue, Ser B2, AMT, RB
5.000%, 07/15/2020	1,200	1,258
Lamar, Consolidated Independent School District, Ser A, RB
1.050%, 08/15/2047 (A)	9,500	9,491

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Love Field, Airport Modernization, Southwest Airlines Project, AMT, RB
5.000%, 11/01/2018	$2,200	$2,211
Matagorda County, Navigation District No. 1, Central Power and Light Project, AMT, RB
1.750%, 05/01/2030 (A)	5,000	4,932
Mesquite Independent School District, GO, PSF-GTD
5.000%, 08/15/2019	1,860	1,918
Mission, Economic Development Authority, Waste Management Project, AMT, RB Callable 08/01/2019 @ 100
2.500%, 08/01/2020	5,000	5,011
New Caney, Independent School District, GO, PSF-GTD
3.000%, 02/15/2050 (A)	8,695	8,915
New Hope, Cultural Education Facilities Finance, Childrens Health System, Ser A, RB
5.000%, 08/15/2020	1,630	1,729
North East, Independent School District, Ser B, GO, PSF-GTD Callable 02/01/2019 @ 100
1.420%, 08/01/2040 (A)	1,330	1,302
North Texas, Tollway Authority, Ser C, RB
1.950%, 01/01/2038 (A)	1,410	1,411
San Antonio, Electric & Gas Systems Revenue, Junior Lien, Ser B, RB
1.750%, 12/01/2027 (A)	3,000	3,000
San Antonio, Electric & Gas Systems Revenue, Ser S, RB
2.000%, 12/01/2027 (A)	3,820	3,822
San Antonio, Water System, RB Callable 11/01/2021 @ 100
2.000%, 05/01/2043 (A)	1,000	992
Spring Branch, Independent School District, GO, PSF-GTD
3.000%, 06/15/2041 (A)	2,000	2,018
Tarrant County, Cultural Education Facilities Finance, Buckner Retirement Services, RB
4.000%, 11/15/2018	1,000	1,004
4.000%, 11/15/2019	1,030	1,052
Tarrant County, Cultural Education Facilities Finance, Methodist Hospitals Dalllas, RB Callable 09/04/2018 @ 100
1.500%, 10/01/2041 (A)(D)	1,500	1,500
Texas State, Department of Housing & Community Affairs, Crosby Plaza Apartments Project, RB Callable 02/01/2020 @ 100
2.000%, 08/01/2021 (A)	2,800	2,799
Texas State, TRAN
4.000%, 08/29/2019	9,000	9,189

SEI Tax Exempt Trust / Annual Report / August 31, 2018	57

SCHEDULE OF INVESTMENTS

August 31, 2018

Short Duration Municipal Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Texas State, Various Water Financial Assistance, Ser B2, GO Callable 10/04/2018 @ 100
2.000%, 08/01/2025 (A)	$2,615	$2,615
Tomball, Independent School District, Various School Building Projects, Ser B3, GO, PSF-GTD Callable 02/15/2019 @ 100
1.100%, 02/15/2043 (A)	2,395	2,379
Travis County, Housing Finance, McKinney Falls Apartments Project, RB Callable 04/01/2020 @ 100
2.000%, 04/01/2021 (A)	8,500	8,497
Williamson County, GO
1.850%, 08/15/2034 (A)	2,000	1,998

		169,369

Utah — 0.6%
Utah County, Hospital Revenue Board, IHC Health Services, RB Callable 09/03/2018 @ 100
1.560%, 05/15/2049 (A)	4,000	4,000
Utah State, Housing Revenue, Lakeview Heights Apartments Project, RB, GNMA
2.000%, 07/01/2021 (A)	3,500	3,488
Utah State, Infrastructure Agency, Ser A, RB
2.000%, 10/15/2018	535	535

		8,023

Virginia — 0.8%
Halifax County, Industrial Development Authority, Ser 2010A, RB
2.150%, 12/01/2041 (A)	1,000	1,000
Louisa, Industrial Development Authority, Ser 2008B, RB
2.150%, 11/01/2035 (A)	2,000	2,000
Newport News, Redevelopment & Housing Authority, Soundview Townhouses Project, RB Callable 08/01/2020 @ 100
2.050%, 08/01/2021 (A)	5,000	4,996
Prince William County, Industrial Development Authority, Glen Arbor Apartments Project, Ser 2017A, RB
1.350%, 07/01/2019 (A)	2,000	1,996
Wise County, Industrial Development Authority, Electric & Power, Ser A, RB
1.875%, 11/01/2040 (A)	1,000	995

		10,987

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Washington — 3.5%
Central Puget Sound, Regional Transit Authority, Ser S-2A-R, RB Callable 11/01/2020 @ 100
1.880%, 11/01/2045 (A)	$10,000	$9,997
Central Puget Sound, Regional Transit Authority, Ser S-2B-R, RB Callable 11/01/2022 @ 100
2.010%, 11/01/2045 (A)	1,500	1,501
Grant County, Public Utility District No. 2, RB Callable 09/01/2020 @ 100
2.000%, 01/01/2044 (A)	10,000	9,987
Seattle, Housing Authority, West Seattle Affordable Housing Project, RB Callable 06/01/2019 @ 100
1.950%, 06/01/2020	9,445	9,446
Seattle, Municipal Light & Power Revenue, Ser B2, RB Callable 11/01/2020 @ 100
0.000%, 05/01/2045 (A)	5,000	5,000
Washington State, Health Care Facilities Authority, Peace Health Project, Ser A, RB
5.000%, 11/01/2018	3,700	3,719
5.000%, 11/15/2018	655	659
Washington State, Housing Finance Commission, Royal Hills Apartment Project, Ser 2017A, RB Callable 05/01/2019 @ 100
1.400%, 11/01/2019	7,000	6,955

		47,264

West Virginia — 0.1%
Harrison County, Monongahela Project, AMT, RB
3.000%, 10/15/2037 (A)	750	750

Wisconsin — 0.1%
Wisconsin State, Health & Educational Facilities Authority, Tomah Memorial Hospital, Ser A, BAN Callable 11/01/2019 @ 100
2.650%, 11/01/2020	1,000	997
Wisconsin State, Public Finance Authority, Educational Facilities, Guilford College, RB
5.000%, 01/01/2019	390	393

		1,390

58	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Wyoming — 0.2%
Wyoming State, Community Development Authority, Ser 4, RB Callable 03/01/2021 @ 100
0.000%, 12/01/2048 (A)	$3,000	$3,000

Total Municipal Bonds (Cost $1,358,663) ($ Thousands)		1,356,043

Total Investments in Securities — 101.2% (Cost $1,358,663) ($ Thousands)		$1,356,043

For the year ended August 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Percentages are based on Net Assets of $1,339,305 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2018, the value of these securities amounted to $12,705 ($ Thousands), representing 0.95% of the Net Assets of the Fund.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(F)	Security is escrowed to maturity.

AGC — Assured Guaranty Corporation

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

BAN — Bond Anticipation Note

COP — Certificate of Participation

FHA — Federal Housing Administration

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Public Schools Fund Guarantee

Q-SBLF — Qualified School Bond Loan Fund

RAN — Revenue Anticipation Note

RB — Revenue Bond

SCAGO — South Carolina Association of Government Organizations

Ser — Series

TA — Tax Allocation

TAN — Tax Allocation Note

TRAN — Tax Revenue Allocation Note

TSASC — Tobacco Settlement Asset Securitization Corporation

As of August 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended August 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	59

SCHEDULE OF INVESTMENTS

August 31, 2018

California Municipal Bond Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 98.9%
California — 98.9%
ABAG, Finance Authority for Nonprofit, Casa de las Campanas Project, RB Callable 09/01/2020 @ 100
5.250%, 09/01/2024	$3,060	$3,265
ABAG, Finance Authority for Nonprofit, Windemere Ranch Infrastructure Project, Ser A, Special Tax, AGM
5.000%, 09/02/2024	1,395	1,614
5.000%, 09/02/2025	995	1,166
Alameda Corridor, Transportation Authority, Ser A, RB
5.000%, 10/01/2022	1,430	1,607
5.000%, 10/01/2023	2,160	2,479
Anaheim, Housing & Public Improvements Authority, RB Callable 10/01/2021 @ 100
5.000%, 10/01/2025	575	629
Anaheim, Housing & Public Improvements Authority, RB Pre-Refunded @ 100
5.000%, 10/01/2021 (A)	425	468
Anaheim, Successor Agency to the Redevelopment Agency, Ser A, TA
5.000%, 02/01/2027	2,000	2,417
5.000%, 02/01/2028	4,000	4,886
Bakersfield, Wastewater Revenue, Ser A, RB Callable 09/15/2025 @ 100
5.000%, 09/15/2029	1,250	1,467
Burbank, Successor Agency to the Redevelopment Agency, TA, BAM
5.000%, 12/01/2023	625	721
California State, Department of Water Resources, Power Supply Revenue, Ser 0, RB
5.000%, 05/01/2022	1,235	1,384

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
California State, Educational Facilities Authority, Occidental College Project, RB
5.000%, 10/01/2022	$300	$338
5.000%, 10/01/2025	400	476
California State, Educational Facilities Authority, Occidental College Project, Ser A, RB
4.000%, 10/01/2021	500	535
California State, Educational Facilities Authority, Pepperdine University Project, RB
5.000%, 09/01/2020	225	240
5.000%, 09/01/2021 (B)	190	209
5.000%, 09/01/2021	135	148
5.000%, 09/01/2022 (B)	475	534
5.000%, 09/01/2022	325	365
California State, Educational Facilities Authority, Pepperdine University Project, RB Pre-Refunded @ 100
5.000%, 09/01/2022 (A)	465	523
California State, Educational Facilities Authority, Pepperdine University Project, RB Callable 09/01/2022 @ 100
5.000%, 09/01/2025	320	357
California State, Educational Facilities Authority, Pepperdine University Project, RB Callable 09/01/2025 @
100 5.000%, 09/01/2026	650	771
California State, Educational Facilities Authority, Redlands University Project, Ser A, RB
5.000%, 10/01/2023	830	946
California State, GO
5.000%, 09/01/2025	1,500	1,779
5.000%, 08/01/2026	15,000	18,008
5.000%, 09/01/2026	2,000	2,404
5.000%, 11/01/2026	5,000	6,023
California State, GO Callable 11/01/2020 @ 100
5.000%, 11/01/2024	1,650	1,773
California State, GO Callable 04/01/2023 @ 100
5.000%, 10/01/2029	4,130	4,644
California State, GO Callable 11/01/2023 @ 100
5.000%, 11/01/2029	3,000	3,418
California State, GO Callable 08/01/2026 @ 100
5.000%, 08/01/2027	3,000	3,573

60	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, GO Callable 08/01/2027 @ 100
5.000%, 08/01/2028	$2,665	$3,208
California State, Health Facilities Financing Authority, Adventist Health System Project, Ser A, RB
5.000%, 03/01/2022	1,200	1,317
California State, Health Facilities Financing Authority, Chinese Hospital Association Project, RB Callable 06/01/2022 @ 100
5.000%, 06/01/2025	400	441
5.000%, 06/01/2026	350	385
California State, Health Facilities Financing Authority, City of Hope Project, Ser A, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2024	1,000	1,120
California State, Health Facilities Financing Authority, El Camino Hospital Project, Ser A, RB
5.000%, 02/01/2022	500	552
California State, Health Facilities Financing Authority, Episcopal Home Project, Ser B, RB
5.100%, 02/01/2019 (B)	200	203
California State, Health Facilities Financing Authority, Stanford Health Care, Ser A, RB
5.000%, 11/15/2027	1,000	1,218
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB
5.000%, 11/15/2026	500	600
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 10/11/2018 @ 100
5.250%, 08/15/2022	3,500	3,534
California State, Infrastructure & Economic Development Bank, Academy Motion Picture Art, RB
5.000%, 11/01/2023	1,000	1,153
California State, Infrastructure & Economic Development Bank, Academy of Sciences, RB Callable 02/01/2021 @ 100
1.864%, 08/01/2047 (C)	3,500	3,495
California State, Infrastructure & Economic Development Bank, Clean Water State Revolving Fund, RB
5.000%, 10/01/2024	1,000	1,182
California State, Infrastructure & Economic Development Bank, Walt Disney Family Museum, RB
5.000%, 02/01/2023	350	394
5.000%, 02/01/2024	500	573

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Municipal Finance Authority, Anaheim Electric Utility Project, RB
5.000%, 10/01/2021	$1,000	$1,099
California State, Municipal Finance Authority, Biola University Project, RB
5.000%, 10/01/2024	1,110	1,273
California State, Municipal Finance Authority, Community Medical Centers, Ser A, RB
5.000%, 02/01/2025	1,000	1,144
California State, Municipal Finance Authority, Eisenhower Medical Center, Ser A, RB
5.000%, 07/01/2024	650	731
5.000%, 07/01/2025	500	567
5.000%, 07/01/2027	1,170	1,340
California State, Municipal Finance Authority, Eisenhower Medical Center, Ser B, RB
5.000%, 07/01/2025	1,490	1,688
5.000%, 07/01/2026	450	513
California State, Municipal Finance Authority, Linxs APM Project, AMT, RB Callable 06/30/2028 @ 100
5.000%, 12/31/2028	1,000	1,161
5.000%, 06/30/2029	1,300	1,503
5.000%, 12/31/2029	1,000	1,153
California State, Municipal Finance Authority, Orange County Civic Center Infrastructure Project, RB
5.000%, 06/01/2025	500	593
5.000%, 06/01/2026	310	372
California State, Public Works Board, Corrections and Rehab Project, Ser A, RB Callable 09/01/2024 @ 100
5.000%, 09/01/2025	3,600	4,182
California State, Public Works Board, Ser B, RB Callable 10/01/2027 @ 100
5.000%, 10/01/2028	2,005	2,417
California State, Public Works Board, Ser F, RB
5.000%, 05/01/2025	1,500	1,767
California State, School Finance Authority, Charter School Refunding Bond, Aspire Public School, RB
5.000%, 08/01/2023 (D)	825	904
California State, Statewide Communities Development Authority, Adventist Health System, RB
5.000%, 03/01/2022	1,000	1,105
California State, Statewide Communities Development Authority, Buck Institute for Research on Aging, RB, AGM
5.000%, 11/15/2022	200	225

SEI Tax Exempt Trust / Annual Report / August 31, 2018	61

SCHEDULE OF INVESTMENTS

August 31, 2018

California Municipal Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Statewide Communities Development Authority, CHF Irvine, RB
5.000%, 05/15/2023	$1,500	$1,680
5.000%, 05/15/2024	1,445	1,638
California State, Statewide Communities Development Authority, Henry Mayo Newhall Memorial Project, Ser A, RB, AGM
5.000%, 10/01/2021	500	544
5.000%, 10/01/2022	500	555
5.000%, 10/01/2023	500	566
California State, Statewide Communities Development Authority, Rady Children’s Hospital, Ser A, RB
5.000%, 08/15/2022	500	558
California State, Statewide Communities Development Authority, University of California, Irvine Campus, RB
5.000%, 05/15/2025	2,180	2,500
5.000%, 05/15/2026	1,355	1,568
California State, Statewide Communities Development Authority, Viamonte Senior Living Project, RB Callable 01/01/2021 @ 100
3.000%, 07/01/2025	2,800	2,843
California State, Tobacco Securitization Agency, RB
5.000%, 06/01/2023	1,200	1,338
California State, University Revenue Systemwide, Ser A, RB
5.000%, 11/01/2022	1,000	1,133
California State, Various Purposes, GO
5.250%, 10/01/2022	1,000	1,137
California State, Various Purposes, GO Callable 10/01/2019 @ 100
5.250%, 10/01/2022	5,000	5,199
California State, Various Purposes, GO Callable 03/01/2020 @ 100
5.000%, 03/01/2022	1,000	1,054
California State, Various Purposes, GO Callable 09/01/2022 @ 100
5.000%, 09/01/2025	5,400	6,056
California State, Various Purposes, GO Callable 12/01/2023 @ 100
5.000%, 12/01/2024	5,000	5,767
Carlsbad, Unified School District, Ser B, GO Callable 05/01/2024 @ 100
0.000%, 6.00%, 5/1/2019, 05/01/2034 (E)	2,750	3,198
Contra Costa, Transportation Authority, Ser A, RB Callable 09/01/2020 @ 100
1.702%, 03/01/2034 (C)	3,000	2,999
Contra Costa, Water District, Ser T, RB

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
5.000%, 10/01/2024	$3,325	$3,907
Cupertino, Union School District, Ser B, GO
4.000%, 08/01/2023	845	931
Dublin, Unified School District, GO
5.000%, 08/01/2023	3,075	3,533
East Bay, Municipal Utility District, Ser B, RB
5.000%, 06/01/2022	1,500	1,685
El Dorado, Irrigation District, Ser B, COP
5.000%, 03/01/2025	1,000	1,178
Fresno, Joint Powers Financing Authority, Ser A, RB, AGM
5.000%, 04/01/2025	1,500	1,728
Golden State, Tobacco Securitization Project, Ser A1, RB
5.000%, 06/01/2026	1,500	1,719
5.000%, 06/01/2027	5,000	5,780
Golden State, Tobacco Securitization, Ser A, RB
5.000%, 06/01/2021	1,000	1,085
Golden State, Tobacco Securitization, Ser A1, RB
5.000%, 06/01/2021	2,000	2,169
5.000%, 06/01/2025	3,365	3,828
Golden State, Tobacco Securitization, Ser A1, RB Callable 06/01/2022 @ 100
7.494%, 06/01/2036 (F)	3,500	3,513
Grossmont, Health Care District, Ser D, GO
5.000%, 07/15/2022	1,020	1,142
Imperial, Irrigation District Electric System Revenue Authority, Ser B2, RB
5.000%, 11/01/2024	730	855
5.000%, 11/01/2025	1,000	1,190
Imperial, Irrigation District Electric System Revenue Authority, Ser C, RB
5.000%, 11/01/2024	625	732
Inglewood, Successor Agency to the Redevelopment Agency, TA, BAM
5.000%, 05/01/2025	1,000	1,163
5.000%, 05/01/2026	500	587
Jurupa, Public Financing Authority, Ser A, Special Tax
5.000%, 09/01/2019	475	491
Lancaster, Successor Agency to the Redevelopment Agency, TA, AGM
5.000%, 08/01/2024	435	502
5.000%, 08/01/2025	570	667
Lodi, Public Financing Authority, RB, AGM
5.000%, 09/01/2026	1,000	1,192
Long Beach, Bond Finance Authority, Aquarium Pacific Project, RB Callable 11/01/2021 @ 100
5.000%, 11/01/2026	1,000	1,092

62	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Long Beach, Community College District, Ser B, GO Pre-Refunded @ 100
5.000%, 08/01/2022 (A)	$2,000	$2,247
Long Beach, Harbor Revenue, Ser A, AMT, RB
5.000%, 05/15/2026	1,100	1,286
5.000%, 05/15/2027	2,000	2,365
Long Beach, Harbor Revenue, Ser B, RB
5.000%, 05/15/2024	1,000	1,168
Long Beach, Harbor Revenue, Ser C, AMT, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2026	2,370	2,747
Long Beach, Marina Revenue, Alamitos Bay Marina Project, RB
5.000%, 05/15/2021	520	557
5.000%, 05/15/2022	900	981
5.000%, 05/15/2023	700	773
Long Beach, Unified School District, GO Callable 08/01/2019 @ 100
5.250%, 08/01/2021	120	124
Los Angeles County, Metropolitan Transportation Authority, Ser A, RB
5.000%, 06/01/2026	2,400	2,906
Los Angeles County, Public Works Financing Authority, Ser D, RB
5.000%, 12/01/2022	1,170	1,326
Los Angeles County, Redevelopment Authority, Bunker Hill Project, Ser C, TA
5.000%, 12/01/2024	2,000	2,344
Los Angeles, Community Facilities District, Playa Vista, Phase 1 Project, Special Tax
5.000%, 09/01/2021	1,050	1,144
Los Angeles, Department of Airports, AMT, RB
5.000%, 05/15/2027	3,990	4,676
5.000%, 05/15/2028	1,000	1,183
Los Angeles, Department of Airports, Los Angeles International Airport Project, AMT, RB Callable 05/15/2022 @ 100
5.000%, 05/15/2024	1,425	1,579
Los Angeles, Department of Airports, Los Angeles International Airport Project, AMT, RB Callable 05/15/2026 @ 100
5.000%, 05/15/2027	1,000	1,154
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser A, AMT, RB
5.000%, 05/15/2023	1,090	1,223
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser C, RB

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
5.000%, 05/15/2022	$1,080	$1,203
5.000%, 05/15/2023	800	910
Los Angeles, Department of Airports, Ser B, AMT, RB
5.000%, 05/15/2025	2,000	2,310
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB
5.000%, 07/01/2022	250	281
Los Angeles, Department of Water & Power, Power System Project, Ser C, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	750	842
Los Angeles, Harbor Department, Ser A, AMT, RB
5.000%, 08/01/2024	2,000	2,295
Los Angeles, Harbor Department, Ser A, RB
5.000%, 08/01/2025	1,000	1,187
Los Angeles, Unified School District, Ser A, GO
5.000%, 07/01/2023	1,050	1,209
5.000%, 07/01/2024	1,060	1,244
5.000%, 07/01/2025	2,000	2,388
Los Angeles, Unified School District, Ser A, GO Callable 07/01/2021 @ 100
5.000%, 07/01/2026	2,000	2,182
Los Angeles, Unified School District, Ser B1, GO Callable 01/01/2028 @ 100
5.000%, 07/01/2029	1,000	1,223
Los Angeles, Unified School District, Ser C, GO
5.000%, 07/01/2023	2,000	2,302
Los Angeles, Wastewater System Revenue, Senior Lien, Ser B, RB Callable 06/01/2022 @ 100
5.000%, 06/01/2024	2,500	2,783
Milpitas, Successor Agency to the Redevelopment Agency, Redevelopment Project, TA
5.000%, 09/01/2021	1,000	1,097
Orange County, Successor Agency to the Redevelopment Agency, Ser A, TA
5.000%, 09/01/2021	1,100	1,209
Orange County, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM
5.000%, 09/01/2023	525	606
Palm Desert, Successor Agency to the Redevelopment Agency, Ser A, TA, BAM
5.000%, 10/01/2024	1,200	1,401
Palomar, Community College District, GO
5.000%, 05/01/2023	750	856

SEI Tax Exempt Trust / Annual Report / August 31, 2018	63

SCHEDULE OF INVESTMENTS

August 31, 2018

California Municipal Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Peralta, Community College District, Ser A, GO
5.000%, 08/01/2023	$580	$663
5.000%, 08/01/2024	1,300	1,513
Pittsburg, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM
5.000%, 09/01/2023	3,000	3,409
Pomona, Unified School District, GO, BAM
5.000%, 08/01/2023	665	760
Redlands, Unified School District, GO Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,000	1,202
Riverside County, Redevelopment Successor Agency, TA
5.000%, 10/01/2025	560	655
5.000%, 10/01/2026	500	589
Roseville, Finance Authority, Ser A, Special Tax
5.000%, 09/01/2023	550	627
5.000%, 09/01/2025	1,000	1,176
Sacramento County, Airport System Revenue, Ser B, RB
5.000%, 07/01/2026	1,000	1,188
Sacramento, Area Flood Control Agency, Consolidated Capital Assessment District No. 2 Bonds, Ser A, SAB
5.000%, 10/01/2026	850	1,031
Sacramento, Municipal Utility District, Refunding Cosumnes Project, RB
5.000%, 07/01/2024	500	585
Sacramento, Municipal Utility District, Ser D, RB
5.000%, 08/15/2026	1,000	1,218
Sacramento, Successor Agency to the Redevelopment Agency, Ser A, TA, BAM
5.000%, 12/01/2024	1,000	1,164
San Diego County, Regional Airport Authority, Ser B, AMT, RB
5.000%, 07/01/2023	3,465	3,905
San Diego County, Regional Airport Authority, Sub-Ser B, AMT, RB
5.000%, 07/01/2025	500	577
5.000%, 07/01/2026	400	463
5.000%, 07/01/2027	500	585
San Diego County, Regional Airport Authority, Sub-Ser B, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,000	1,165
San Diego County, Regional Transportation Commission, Ser A, RB Callable 04/01/2022 @ 100
5.000%, 04/01/2024	2,000	2,223

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
San Diego County, Sanford Burnham Presbyterian Medical Discovery Institute, RB
5.000%, 11/01/2024	$1,200	$1,378
San Diego County, Water Authority, RB
5.000%, 05/01/2025	2,155	2,560
San Diego, Association of Governments South Bay Expressway Revenue, Ser A, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,000	1,199
San Diego, Community College District, GO
5.000%, 08/01/2024	1,000	1,174
San Diego, Regional Building Authority, Ser A, RB Callable 10/15/2025 @ 100
5.000%, 10/15/2027	1,000	1,183
San Diego, Successor Agency to the Redevelopment Agency, Ser A, TA
5.000%, 09/01/2022	700	788
San Francisco Bay Area, Rapid Transit District, Ser A, RB
5.000%, 07/01/2025	500	595
San Francisco Bay Area, Toll Authority, RB Callable 04/01/2022 @ 100
5.000%, 04/01/2025	2,000	2,225
5.000%, 04/01/2026	1,425	1,581
San Francisco Bay Area, Water Supply & Conservation Agency, Ser A, RB
5.000%, 10/01/2022	2,000	2,252
San Francisco City & County, Airport Commission, San Francisco International Airport, RB
5.000%, 05/01/2023	1,250	1,422
5.000%, 05/01/2025	1,000	1,175
San Francisco City & County, Airport Commission, San Francisco International Airport, Ser D, AMT, RB
5.000%, 05/01/2026	3,000	3,492
San Francisco City & County, Public Utilities Commission, RB
5.000%, 11/01/2026	6,000	7,278
San Francisco City & County, Redevelopment Agency, Mission Bay South Redevelopment Project, Ser B, TA
5.000%, 08/01/2022	235	261
San Francisco City & County, Redevelopment Agency, Mission Bay South Redevelopment Project, Ser C, TA
5.000%, 08/01/2022	275	306
San Francisco City & County, Redevelopment Agency, Mission Bay South Redevelopment Project, Ser S, TA
5.000%, 08/01/2023	425	483

64	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
San Francisco City & County, Ser R1, GO Callable 06/15/2023 @ 100
5.000%, 06/15/2026	$3,000	$3,421
San Francisco, Public Utilities Commission Water Revenue, Ser D, RB
5.000%, 11/01/2027	3,000	3,682
San Francisco, Public Utilities Commission Water Revenue, Sub-Ser D, RB Pre-Refunded @ 100
5.000%, 11/01/2021 (A)	10	11
San Francisco, Public Utilities Commission Water Revenue, Sub-Ser D, RB Callable 11/01/2021 @ 100
5.000%, 11/01/2022	990	1,093
San Joaquin, Delta Community College District, Ser A, GO
5.000%, 08/01/2025	2,000	2,375
San Jose, Norman Y Mineta San Jose International Airport SJC, Ser A, AMT, RB
5.000%, 03/01/2025	1,000	1,146
5.000%, 03/01/2026	1,780	2,061
San Jose, Redevelopment Agency Successor Agency, Sub-Ser B, TA
5.000%, 08/01/2027	1,000	1,222
San Marcos, Successor Agency to the Redevelopment Agency, Ser A, TA
5.000%, 10/01/2021	750	824
Santa Clara County, Ser B, GO
5.000%, 08/01/2022	1,785	2,004
Santa Monica-Malibu, Unified School District, GO Callable 08/01/2023 @ 100
5.000%, 08/01/2024	1,055	1,214
Solano County, COP
5.000%, 11/01/2025	700	838
Sonoma-Marin Area, Rail Transit District, Ser A, RB
5.000%, 03/01/2020	750	790
Sonoma-Marin Area, Rail Transit District, Ser A, RB Callable 03/01/2022 @ 100
5.000%, 03/01/2023	725	810
South Orange County, Public Financing Authority, Senior Lien, Ser A, Special Tax Callable 08/15/2021 @ 102
5.000%, 08/15/2023	725	801
5.000%, 08/15/2024	1,000	1,102
Southern California, Metropolitan Water District, Ser A, RB
5.000%, 07/01/2025	1,400	1,670

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Southern California, Public Power Authority, Canyon Power Project, Ser A, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2025	$500	$545
Southern California, Public Power Authority, Ser A, RB
5.250%, 11/01/2025	2,930	3,360
Southern California, Public Power Authority, Sub-Ser A, RB
5.000%, 07/01/2023	1,615	1,854
Southern California, Water Replenishment District, RB
5.000%, 08/01/2025	425	508
Stockton, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM
5.000%, 09/01/2026	1,000	1,177
Stockton, Successor Agency to the Redevelopment Agency, Ser A, TA, AGM Callable 09/01/2026 @ 100
5.000%, 09/01/2027	1,000	1,167
Stockton, Unified School District, GO
5.000%, 08/01/2022	3,000	3,342
Tuolumne, Wind Project Authority, Ser A, RB
5.000%, 01/01/2026	1,000	1,189
Tustin, Unified School District, GO
5.000%, 06/01/2023	800	913
Tustin, Unified School District, Special Tax
5.000%, 09/01/2023	1,000	1,130
Tustin, Unified School District, Special Tax, BAM
5.000%, 09/01/2022	1,000	1,114
University of California, Regents Medical Center Pooled Revenue, Ser L, RB
5.000%, 05/15/2024	2,000	2,333
University of California, Ser AM, RB Callable 05/15/2024 @ 100
5.000%, 05/15/2025	1,000	1,163
Upland, Community Redevelopment Agency, TA
5.000%, 09/01/2025	1,280	1,485
Upland, San Antonio Regional Hospital, COP
5.000%, 01/01/2027	1,005	1,137
Westlands, Water District, Ser A, RB, AGM
5.000%, 09/01/2023	1,125	1,279
5.000%, 09/01/2025	1,430	1,673

Total Municipal Bonds (Cost $353,156) ($ Thousands)		355,075

Total Investments in Securities — 98.9% (Cost $353,156) ($ Thousands)		$355,075

SEI Tax Exempt Trust / Annual Report / August 31, 2018	65

SCHEDULE OF INVESTMENTS

August 31, 2018

California Municipal Bond Fund (Concluded)

Percentages are based on Net Assets of $358,982 ($ Thousands).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Security is escrowed to maturity.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2018, the value of these securities amounted to $904 ($ Thousands), representing 0.25% of the Net Assets of the Fund.

(E)	Step Bonds — Represents the current rate, the step rate, the step date and the final maturity date.

(F)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GO — General Obligation

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

As of August 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended August 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2018 ($ Thousands):

Security Description	Value 8/31/2017	Purchases at Cost	Proceeds from Sales	Value 8/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$4,074	$82,846	$(86,920)	$—	$32

The accompanying notes are an integral part of the financial statements.

66	SEI Tax Exempt Trust / Annual Report / August 31, 2018

SCHEDULE OF INVESTMENTS

August 31, 2018

Massachusetts Municipal Bond Fund

    Sector Weightings (Unaudited)†:

† Percentages based on total investments.

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS — 98.8%
Massachusetts — 98.8%
Belmont, Municipal Purpose Loan, GO
5.000%, 04/15/2024	$1,000	$1,150
Beverly, Municipal Purpose Loan, GO Callable 01/15/2020 @ 100
5.000%, 01/15/2022	500	521
Boston, Ser A, GO
5.000%, 03/01/2023	1,000	1,131
5.000%, 04/01/2023	1,000	1,133
5.000%, 04/01/2027	1,000	1,203
Boston, Ser A, GO Callable 03/01/2024 @ 100
5.000%, 03/01/2025	500	574
Boston, Ser B, GO
5.000%, 04/01/2025	1,700	1,992
Boston, Transit Parking Authority, RB Callable 07/01/2021 @ 100
5.000%, 07/01/2022	500	541
Malden, Municipal Purpose Loan, GO
5.000%, 11/15/2021	1,000	1,097
Marthas Vineyard, Land Bank, RB, BAM
5.000%, 05/01/2023	200	226
Massachusetts Bay, Transportation Authority, Ser A, RB
5.250%, 07/01/2030	500	628
5.000%, 07/01/2025	1,000	1,173
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/2021	1,000	1,094
Massachusetts Bay, Transportation Authority, Ser C, RB
5.500%, 07/01/2024	750	888
Massachusetts Bay, Transportation Authority, Sub-Ser A2, RB
5.000%, 07/01/2026	1,000	1,181
Massachusetts State, Clean Energy Cooperative, Municipal Lighting Plant Cooperative, RB
5.000%, 07/01/2023	500	564

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Clean Water Trust, RB
5.000%, 02/01/2023	$1,000	$1,127
Massachusetts State, Clean Water Trust, RB Callable 02/01/2026 @ 100
5.000%, 02/01/2029	1,000	1,169
Massachusetts State, Department of Transportation, Sub-Ser A, RB
5.000%, 01/01/2029	1,000	1,214
Massachusetts State, Development Finance Agency, Baystate Medical Center Project, Ser N, RB
5.000%, 07/01/2023	200	224
Massachusetts State, Development Finance Agency, Berklee College Music Project, RB
5.000%, 10/01/2026	675	797
Massachusetts State, Development Finance Agency, Boston College Project, Ser S, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2024	1,000	1,131
Massachusetts State, Development Finance Agency, Boston Medical Center, Ser E, RB
5.000%, 07/01/2026	200	229
Massachusetts State, Development Finance Agency, Brandeis University Project, Ser 01, RB Callable 10/01/2019 @ 100
5.000%, 10/01/2022	500	517
Massachusetts State, Development Finance Agency, Broad Institute Project, RB
5.000%, 04/01/2025	500	582
Massachusetts State, Development Finance Agency, CareGroup Project, Ser H1, RB
5.000%, 07/01/2024	500	565
Massachusetts State, Development Finance Agency, CareGroup Project, Ser I, RB
5.000%, 07/01/2026	500	574
Massachusetts State, Development Finance Agency, CareGroup Project, Ser J1, RB
5.000%, 07/01/2024	500	565
Massachusetts State, Development Finance Agency, College Holy Cross Project, Ser A, RB
5.000%, 09/01/2026	200	237
Massachusetts State, Development Finance Agency, Harvard University, Ser A, RB
5.000%, 07/15/2026	2,480	2,961
Massachusetts State, Development Finance Agency, Lahey Clinic Project, Ser F, RB
5.000%, 08/15/2024	750	856
Massachusetts State, Development Finance Agency, Lesley University Project, RB
5.000%, 07/01/2024	1,000	1,133

SEI Tax Exempt Trust / Annual Report / August 31, 2018	67

SCHEDULE OF INVESTMENTS

August 31, 2018

Massachusetts Municipal Bond Fund (Concluded)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Development Finance Agency, Partner Health Care System, RB
5.000%, 07/01/2025	$1,000	$1,163
Massachusetts State, Development Finance Agency, Partners Health Care Systems Project, RB
5.000%, 07/01/2023	1,045	1,181
Massachusetts State, Development Finance Agency, Partners Health Care Systems Project, Ser 02, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2028	500	577
Massachusetts State, Development Finance Agency, Provident Commonwealth Education Resources, RB
5.000%, 10/01/2026	600	680
Massachusetts State, Development Finance Agency, South Shore Hospital Project, Ser I, RB
5.000%, 07/01/2025	500	571
Massachusetts State, Development Finance Agency, Sterling and Francine Clark Art Institute, RB
4.000%, 07/01/2024	400	438
Massachusetts State, Development Finance Agency, Suffolk University, RB
5.000%, 07/01/2024	500	559
Massachusetts State, Development Finance Agency, Suffolk University, RB Callable 07/01/2019 @ 100
6.000%, 07/01/2024	180	185
Massachusetts State, Development Finance Agency, Tufts University Project, Ser Q, RB
5.000%, 08/15/2023	400	454
Massachusetts State, Development Finance Agency, UMass Memorial Health Care, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	1,000	1,125
Massachusetts State, Educational Financing Authority, AMT, RB
5.000%, 01/01/2019	500	505
5.000%, 01/01/2021	500	531
Massachusetts State, Educational Financing Authority, Ser A, AMT, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2026	400	449
Massachusetts State, Educational Financing Authority, Ser J, AMT, RB
5.000%, 07/01/2020	500	525
Massachusetts State, Educational Financing Authority, Ser K, AMT, RB
5.000%, 07/01/2022	500	546

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Federal Highway Project, Ser A, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2023	$1,000	$1,109
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/2029	500	629
Massachusetts State, Port Authority, Ser A, AMT, RB
5.000%, 07/01/2027	1,000	1,172
Massachusetts State, Port Authority, Ser A, AMT, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	250	292
Massachusetts State, Port Authority, Ser A, RB
5.000%, 07/01/2025	1,000	1,169
Massachusetts State, Port Authority, Ser B, AMT, RB
5.000%, 07/01/2022	690	762
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/2020 @ 100
5.000%, 07/01/2021	500	530
Massachusetts State, Port Authority, Ser C, RB
5.000%, 07/01/2024	520	600
Massachusetts State, School Building Authority, Ser A, RB
5.000%, 08/15/2021	1,000	1,090
5.000%, 05/15/2023	1,000	1,133
Massachusetts State, School Building Authority, Ser A, RB Callable 08/15/2022 @ 100
5.000%, 08/15/2023	1,000	1,115
Massachusetts State, Ser A, GO
5.000%, 07/01/2026	2,625	3,107
Massachusetts State, Ser B, GO
5.250%, 08/01/2023	250	287
5.000%, 08/01/2023	500	568
5.000%, 07/01/2024	1,000	1,153
5.000%, 07/01/2026	1,000	1,184
5.000%, 07/01/2027	1,000	1,197
5.000%, 01/01/2028	1,500	1,806
Massachusetts State, Ser C, GO
5.000%, 08/01/2024	1,025	1,184
5.000%, 10/01/2024	1,000	1,158
5.000%, 10/01/2025	1,000	1,173
Massachusetts State, Ser D, GO
5.000%, 04/01/2026	1,000	1,180
Massachusetts State, Ser E, GO
5.000%, 11/01/2027	2,000	2,403

68	SEI Tax Exempt Trust / Annual Report / August 31, 2018

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
5.000%, 09/01/2028	$1,000	$1,213
Massachusetts State, Transportation Fund Revenue, Rail Enhancement Program, Ser A, RB
5.000%, 06/01/2023	500	568
Massachusetts State, Transportation Fund Revenue, RB Callable 06/01/2024 @ 100
5.000%, 06/01/2030	1,000	1,137
Massachusetts State, Transportation Fund Revenue, Ser A, RB
5.000%, 06/01/2026	1,000	1,188
Massachusetts State, Water Resources Authority, Ser B, RB, AGM
5.250%, 08/01/2023	500	575
Massachusetts State, Water Resources Authority, Ser F, RB
5.000%, 08/01/2024	1,000	1,157
Scituate, Municipal Purpose Loan, GO
5.000%, 09/15/2022	1,000	1,119
Springfield, Water & Sewer Commission, Ser C, RB
5.000%, 04/15/2024	400	461
University of Massachusetts, Building Authority, RB
5.000%, 11/01/2026	1,000	1,184
Winchester, Municipal Purpose Loan, GO Callable 07/01/2025 @ 100
5.000%, 07/01/2026	500	584
Woods Hole, Martha’s Vineyard & Nantucket Steamship Authority, Ser A, RB
5.000%, 03/01/2021	1,000	1,078
Worcester, Municipal Purpose Loan, GO
5.000%, 06/15/2024	500	575
Worcester, Municipal Purpose Loan, GO Callable 11/01/2022 @ 100
5.000%, 11/01/2023	1,000	1,117

Total Municipal Bonds (Cost $76,671) ($ Thousands)		76,423

		Market Value
Description	Shares	($ Thousands)

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Government Fund, CI F
1.750%**†	380,030	$380

Total Cash Equivalent (Cost $380) ($ Thousands)		380

Total Investments in Securities — 99.3% (Cost $77,051) ($ Thousands)		$76,803

Percentages are based on Net Assets of $77,329 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2018.

†	Investment in Affiliated Security (see Note 4).

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of August 31, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$–	$76,423	$–	$76,423
Cash Equivalent	380	–	–	380

Total Investments in Securities	$380	$76,423	$–	$76,803

For the year ended August 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended August 31, 2018 ($ Thousands):

Security Description	Value 8/31/2017	Purchases at Cost	Proceeds from Sales	Value 8/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$ 1,078	$ 19,924	$ (20,622)	$ 380	$ 13

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	69

SCHEDULE OF INVESTMENTS

August 31, 2018

New Jersey Municipal Bond Fund

  Sector Weightings (Unaudited)†:

† Percentages based on total investments.

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS — 99.1%
Delaware — 0.9%
Delaware State, River & Bay Authority, Ser B, RB
5.000%, 01/01/2024	$1,000	$1,138

New Jersey — 92.2%
Bayonne City, Qualified General Improvement Project, GO, BAM
5.000%, 07/01/2024	825	938
Bergen County, Improvement Authority, Ser B, RB
5.000%, 02/15/2023	1,085	1,221
Bergen County, Improvement Authority, Ser C, RB
5.000%, 08/15/2025	2,160	2,523
4.000%, 08/15/2022	1,265	1,360
Brick Township, General Improvement Project, GO
4.000%, 08/15/2019	1,230	1,257
Burlington County, Bridge Commission, RB
5.000%, 10/01/2020	1,200	1,277
Camden County, Improvement Authority, Cooper Health System Project, RB
5.000%, 02/15/2024	1,000	1,119
Camden County, Improvement Authority, County Capital Program, RB
5.000%, 01/15/2025	420	487
5.000%, 01/15/2026	1,820	2,136
Carlstadt, School District, GO
5.000%, 05/01/2023	500	562
Carlstadt, School District, GO Callable 05/01/2024 @ 100
5.000%, 05/01/2025	500	567
Essex County, GO
5.000%, 08/01/2025	2,500	2,941
Essex County, Improvement Authority, County Guaranteed Project, RB, NATL
5.500%, 10/01/2025	1,000	1,195
Garden State, Preservation Trust, Ser A, RB
5.000%, 11/01/2018	1,985	1,995

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Gloucester County, Improvement Authority, Rowan University Project, Ser A, RB, AGM
5.000%, 11/01/2025	$500	$576
Gloucester County, Improvement Authority, Rowan University Project, Ser B, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2026	1,000	1,139
Gloucester County, Improvement Authority, Ser A, RB
5.000%, 07/15/2023	1,000	1,128
Hudson County, Improvement Authority, Vocational - Technical School Project, RB
5.000%, 05/01/2026	500	585
Jersey City, Ser A, GO
5.000%, 11/01/2025	125	144
Matawan-Aberdeen, Regional School District, GO Callable 09/15/2021 @ 100
5.000%, 09/15/2023	500	542
Middlesex County, Improvement Authority, New Brunswick Cultural Center Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	1,755	2,096
Monmouth County, Improvement Authority, Capital Equipment Pooled Loans, RB
5.000%, 10/01/2020	1,000	1,066
Monmouth County, Improvement Authority, Governmental Pooled Loans, RB
5.000%, 12/01/2025	450	531
Monmouth County, Improvement Authority, Governmental Pooled Loans, Ser A, RB
5.000%, 08/01/2022	1,065	1,188
Monmouth County, Improvement Authority, Ser B, RB
5.000%, 07/15/2020	1,250	1,325
Monmouth County, Various Purpose Bonds, GO
5.000%, 07/15/2025	3,280	3,857
Montgomery Township, Board of Education, GO
5.000%, 04/01/2025	1,300	1,501
Morris County, Ser B, GO
4.000%, 11/15/2019	1,240	1,274
4.000%, 11/15/2020	485	509
New Jersey State, Economic Development Authority, Cigarette Tax, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2023	1,000	1,082
5.000%, 06/15/2024	685	737

70	SEI Tax Exempt Trust / Annual Report / August 31, 2018

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Economic Development Authority, Cigarette Tax, Ser II, RB Callable 03/01/2022 @ 100
5.000%, 03/01/2025	$2,500	$2,664
New Jersey State, Economic Development Authority, Provident Group Montclair Project, RB, AGM
5.000%, 06/01/2027	1,000	1,153
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser GG, RB Callable 03/01/2021 @ 100
5.250%, 09/01/2026	2,000	2,103
New Jersey State, Economic Development Authority, Sub-Ser A, RB, BAM
5.000%, 07/01/2027	1,140	1,310
New Jersey State, Educational Facilities Authority, Higher Education Equipment Leasing, RB
5.000%, 06/01/2020	1,500	1,563
New Jersey State, Educational Facilities Authority, Montclair State University, Ser B, RB Callable 07/01/2026 @ 100
5.000%, 07/01/2028	2,260	2,607
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser A, RB, AGM
5.000%, 07/01/2025	1,000	1,150
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser B, RB, AGM
5.000%, 07/01/2025	1,000	1,150
New Jersey State, Educational Facilities Authority, Stockton University Project, Ser A, RB
5.000%, 07/01/2026	1,000	1,130
New Jersey State, Educational Facilities Authority, William Patterson University Project, Ser C, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2027	1,905	2,145
New Jersey State, Environmental Infrastructure Trust, RB
5.250%, 09/01/2021	935	1,029
5.250%, 09/01/2021 (A)	65	71
5.000%, 09/01/2023	1,000	1,141
New Jersey State, Environmental Infrastructure Trust, Ser A, RB
5.250%, 09/01/2021	1,000	1,100
5.000%, 09/01/2020	1,220	1,299
New Jersey State, GO
5.250%, 08/01/2021	2,000	2,172

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Health Care Facilities Financing Authority, AHS Hospital Project, RB
5.000%, 07/01/2026	$735	$859
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2025	1,000	1,097
New Jersey State, Health Care Facilities Financing Authority, Hackensack Meridian Health Project, RB
5.000%, 07/01/2026	2,000	2,342
New Jersey State, Health Care Facilities Financing Authority, Inspira Health Obligated Group Issue, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2031	1,080	1,235
New Jersey State, Health Care Facilities Financing Authority, Inspira Health Project, RB
5.000%, 07/01/2023	1,000	1,122
New Jersey State, Health Care Facilities Financing Authority, Kennedy Health Systems Project, RB
5.000%, 07/01/2020 (A)	2,040	2,158
New Jersey State, Health Care Facilities Financing Authority, Princeton Healthcare System Project, RB Callable 07/01/2026 @ 100
5.000%, 07/01/2027	1,000	1,174
New Jersey State, Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group Issue, RB
5.000%, 07/01/2022	500	552
5.000%, 07/01/2025	1,000	1,156
New Jersey State, Health Care Facilities Financing Authority, Virtua Health Project, RB Callable 01/01/2024 @ 100
5.000%, 07/01/2026	1,000	1,127
New Jersey State, Higher Education Student Assistance Authority, Higher Education Equipment Leasing, Ser 1A, AMT, RB
5.000%, 12/01/2020	1,000	1,060
New Jersey State, Higher Education Student Assistance Authority, Ser 1A, AMT, RB
5.000%, 12/01/2022	1,500	1,645
New Jersey State, Higher Education Student Assistance Authority, Ser 1A-1, AMT, RB
5.000%, 12/01/2021	1,000	1,081

SEI Tax Exempt Trust / Annual Report / August 31, 2018	71

SCHEDULE OF INVESTMENTS

August 31, 2018

New Jersey Municipal Bond Fund (Concluded)

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Higher Education Student Assistance Authority, Ser A, AMT, RB Callable 06/01/2028 @ 100
3.350%, 12/01/2029	$2,000	$1,993
New Jersey State, Institute of Technology, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2025	345	379
5.000%, 07/01/2026	280	307
5.000%, 07/01/2027	345	378
New Jersey State, Institute of Technology, Ser A, RB Pre-Refunded @ 100
5.000%, 07/01/2022 (B)	430	478
New Jersey State, Ser Q, GO
5.000%, 08/15/2020	1,295	1,369
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.500%, 12/15/2021	2,500	2,732
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, NATL
5.250%, 12/15/2021	1,600	1,742
5.250%, 12/15/2021 (A)	15	17
New Jersey State, Turnpike Authority, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2028	1,430	1,679
New Jersey State, Turnpike Authority, Ser B, RB
5.000%, 01/01/2028	1,000	1,189
New Jersey State, Turnpike Authority, Ser C, RB
5.000%, 01/01/2025	1,000	1,154
New Jersey State, Turnpike Authority, Ser E, RB
5.000%, 01/01/2027	1,420	1,676
New Jersey State, Turnpike Authority, Ser H, RB Pre-Refunded @ 100
5.000%, 01/01/2019 (B)	350	354
New Jersey State, Turnpike Authority, Ser H, RB Callable 01/01/2019 @ 100
5.000%, 01/01/2020	650	657
North Hudson, Sewerage Authority, Ser A, RB Callable 06/01/2022 @ 100
5.000%, 06/01/2023	445	489
5.000%, 06/01/2024	520	569
North Hudson, Sewerage Authority, Ser A, RB Pre-Refunded @ 100
5.000%, 06/01/2022 (B)	570	631

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
Ocean County, GO
4.000%, 08/01/2019	$710	$725
Ocean County, Ser A, GO Callable 08/01/2025 @ 100
5.000%, 08/01/2027	700	819
Passaic County, Improvement Authority, City of Paterson Project, RB
5.000%, 06/15/2023	400	451
5.000%, 06/15/2024	315	360
5.000%, 06/15/2025	250	290
Passaic County, Improvement Authority, City of Paterson Project, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2027	545	632
Rutgers State University, Ser F, RB Pre-Refunded @ 100
5.000%, 05/01/2019 (B)	2,040	2,085
Rutgers State University, Ser M, RB Callable 05/01/2026 @ 100
5.000%, 05/01/2027	1,000	1,171
Rutgers State University, Ser N, RB
5.000%, 05/01/2028	500	599
Salem County, Pollution Control Financing Authority, Chambers Project, Ser A, AMT, RB
5.000%, 12/01/2023	1,000	1,071
South Jersey, Transportation Authority, Ser A, RB
5.000%, 11/01/2020	435	460
Sparta Township, Board of Education, GO
5.000%, 02/15/2023	600	672
Sparta Township, Board of Education, GO Callable 02/15/2025 @ 100
5.000%, 02/15/2026	575	658
Tobacco Settlement Financing, Ser A, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2032	2,330	2,635
Tobacco Settlement Financing, Sub-Ser B, RB
3.200%, 06/01/2027	2,000	2,012
Verona Township, Board of Education, GO
5.000%, 03/01/2025	500	574

		112,260

New York — 6.0%
New York & New Jersey, Port Authority, Ser 178, AMT, RB Callable 12/01/2023 @ 100
5.000%, 12/01/2025	2,000	2,236
New York & New Jersey, Port Authority, Ser 179, RB
5.000%, 12/01/2023	1,000	1,148

72	SEI Tax Exempt Trust / Annual Report / August 31, 2018

	Face Amount	Market Value
Description	(Thousands)	($ Thousands)

MUNICIPAL BONDS (continued)
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/2022	$1,000	$1,108
5.000%, 09/01/2023	1,000	1,127
New York & New Jersey, Port Authority, Ser 188, AMT, RB
5.000%, 05/01/2023	1,500	1,681

		7,300

Total Municipal Bonds (Cost $120,084) ($ Thousands)		120,698

	Shares

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund, CI F 1.750%**†	88,392	88

Total Cash Equivalent (Cost $88) ($ Thousands)		88

Total Investments in Securities — 99.2% (Cost $120,172) ($ Thousands)		$120,786

Percentages are based on Net Assets of $121,797 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2018.

†	Investment in Affiliated Security (see Note 4).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of August 31, 2018 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total

Municipal Bonds	$–	$120,698	$–	$120,698
Cash Equivalent	88	–	–	88

Total Investments in Securities	$88	$120,698	$–	$120,786

For the year ended August 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2018 ($ Thousands):

Security Description	Value 8/31/2017	Purchases at Cost	Proceeds from Sales	Value 8/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$2,551	$28,357	$(30,820)	$88	$22

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	73

SCHEDULE OF INVESTMENTS

August 31, 2018

New York Municipal Bond Fund

Sector Weightings (Unaudited)†:

† Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 99.0%
Guam — 0.3%
Territory of Guam, Section 30, Ser A, RB Pre-Refunded @ 100
5.375%, 12/01/2019 (A)	$500	$522

New York — 98.7%
Albany, Municipal Water Finance Authority, Ser A, RB
5.000%, 12/01/2021	585	642
Brookhaven, GO
5.000%, 05/01/2022	1,500	1,662
Buffalo & Fort Erie, Public Bridge Authority, RB
5.000%, 01/01/2023	650	727
Buffalo, Municipal Water Finance Authority, Ser A, RB
5.000%, 07/01/2021	500	542
Buffalo, Ser A, GO
5.000%, 04/01/2025	425	495
Build NYC Resource, Ethical Culture Fieldston School Project, RB
5.000%, 06/01/2022	1,000	1,104
Build NYC Resource, Manhattan College Project, RB
5.000%, 08/01/2026	350	405
5.000%, 08/01/2027	275	320
Build NYC Resource, Methodist Hospital Project, RB
5.000%, 07/01/2021	250	270
Build NYC Resource, The Chapin School Project, RB
5.000%, 11/01/2026	500	596
Build NYC Resource, United Jewish Appeal Federation, RB
5.000%, 07/01/2022	1,100	1,223

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Build NYC Resource, YMCA of Greater New York Project, RB
5.000%, 08/01/2022	$200	$221
Dutchess County, Local Development, The Culinary Institute of America Project, RB Callable 07/01/2028 @ 100
5.000%, 07/01/2029	1,010	1,169
Erie County, Industrial Development Agency, Buffalo School District Project, RB
5.000%, 05/01/2022	1,000	1,107
5.000%, 05/01/2025	500	586
Erie County, Ser B, GO
5.000%, 06/01/2023	400	452
5.000%, 06/01/2024	1,200	1,375
Haverstraw-Stony Point, Central School District, GO
5.000%, 10/15/2022	325	362
Hempstead, Local Development Authority, Molloy College Project, RB Pre-Refunded @ 100
5.250%, 07/01/2019 (A)	1,500	1,545
Long Island, Power Authority, RB
5.000%, 09/01/2027	1,000	1,183
Long Island, Power Authority, Ser B, RB
5.000%, 09/01/2022	750	834
5.000%, 09/01/2023	500	565
Long Island, Power Authority, Ser C, RB Callable 10/04/2018 @ 100
2.337%, 05/01/2033 (B)	500	500
Metropolitan New York, Transportation Authority, Ser A, RB
5.000%, 11/15/2021	1,600	1,758
Metropolitan New York, Transportation Authority, Ser A, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2023	1,000	1,118
Metropolitan New York, Transportation Authority, Ser B, RB
5.000%, 11/15/2021	1,000	1,092
5.000%, 11/15/2028	3,000	3,573
Metropolitan New York, Transportation Authority, Ser B1, RB Callable 11/15/2023 @ 100
5.000%, 11/15/2024	1,300	1,478
Metropolitan New York, Transportation Authority, Ser C1, RB
5.000%, 11/15/2025	2,000	2,316
Metropolitan New York, Transportation Authority, Ser F, RB
5.000%, 11/15/2022	1,000	1,112

74	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Metropolitan New York, Transportation Authority, Ser F, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2023	$1,000	$1,114
Metropolitan New York, Transportation Authority, Sub-Ser A1, RB
5.000%, 11/15/2021	1,000	1,092
5.000%, 11/15/2024	2,280	2,614
Metropolitan New York, Transportation Authority, Sub-Ser C1, RB Callable 11/15/2025 @ 100
5.000%, 11/15/2026	1,000	1,160
Monroe County, Industrial Development Authority, Rochester Schools Modernization Project, RB
5.000%, 05/01/2023	325	369
5.000%, 05/01/2026	1,000	1,182
Monroe County, Industrial Development Authority, Ser B, RB
5.000%, 07/01/2021	1,035	1,125
Monroe County, Industrial Development Authority, University of Rochester Project, Ser A, RB
5.000%, 07/01/2026	1,050	1,244
Monroe County, Industrial Development Authority, University of Rochester Project, Ser B, RB
5.000%, 07/01/2022	1,000	1,113
Nassau County, Interim Finance Authority, RB
5.000%, 11/15/2024	700	817
Nassau County, Local Economic Assistance, Catholic Health Services of Long Island Project, RB
5.000%, 07/01/2022	895	980
Nassau County, Ser A, GO
5.000%, 01/01/2026	1,000	1,158
Nassau County, Ser C, GO
5.000%, 10/01/2027	1,000	1,178
Nassau County, Sewer & Storm Water Finance Authority, Ser A, RB
5.000%, 10/01/2022	1,000	1,121
New York & New Jersey, Port Authority, Ser 178, AMT, RB
5.000%, 12/01/2022	1,000	1,114
New York & New Jersey, Port Authority, Ser 178, AMT, RB Callable 12/01/2023 @ 100
5.000%, 12/01/2024	2,000	2,242
New York & New Jersey, Port Authority, Ser 180, AMT, RB
5.000%, 09/01/2022	1,500	1,662

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York & New Jersey, Port Authority, Ser 186, AMT, RB
5.000%, 10/15/2021	$2,000	$2,179
New York & New Jersey, Port Authority, Ser 197, AMT, RB
5.000%, 11/15/2021	1,500	1,638
New York & New Jersey, Port Authority, Ser 205, RB Callable 11/15/2027 @ 100
5.000%, 11/15/2028	1,685	2,012
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/2021 @ 100
6.500%, 04/01/2022	1,000	1,115
New York City, Housing Development Authority, Ser B1, RB
5.000%, 07/01/2020	1,000	1,057
New York City, Housing Development Authority, Ser B2, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2026	2,500	2,776
New York City, Housing Development Authority, Ser C-2-A, RB Callable 03/01/2021 @ 100
2.350%, 07/01/2022	1,000	1,001
New York City, Ser 1, GO Callable 08/01/2027 @ 100
5.000%, 08/01/2028	1,000	1,184
New York City, Ser A, GO
5.000%, 08/01/2025	4,915	5,734
New York City, Ser A1, GO
5.000%, 10/01/2021	500	546
New York City, Ser C, GO
5.000%, 08/01/2025	4,150	4,841
New York City, Ser D, GO Callable 02/01/2023 @ 100
5.000%, 08/01/2023	2,000	2,245
New York City, Ser E, GO
5.000%, 08/01/2024	2,000	2,300
New York City, Ser F, GO
5.000%, 08/01/2021	1,000	1,087
New York City, Ser G, GO
5.000%, 08/01/2023	2,000	2,265
New York City, Ser J, GO
5.000%, 08/01/2022	500	555
New York City, Ser J7, GO
5.000%, 08/01/2020	1,425	1,510
New York City, Sub-Ser A-2, GO
5.000%, 08/01/2026	2,000	2,355
New York City, Sub-Ser I-1, GO Callable 04/01/2019 @ 100
5.000%, 04/01/2020	40	41

SEI Tax Exempt Trust / Annual Report / August 31, 2018	75

SCHEDULE OF INVESTMENTS

August 31, 2018

New York Municipal Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S1, RB Callable 01/15/2025 @ 100
5.000%, 07/15/2026	$500	$575
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S1, RB Callable 01/15/2026 @ 100
5.000%, 07/15/2026	1,075	1,257
New York City, Transitional Finance Authority, Building Aid Revenue, Ser S1, RB Callable 07/15/2027 @ 100
5.000%, 07/15/2028	1,080	1,277
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser D1, RB Callable 11/01/2021 @ 100
5.000%, 11/01/2022	1,000	1,096
New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser S, RB
4.000%, 02/01/2023	1,000	1,088
New York City, Water & Sewer System, RB Callable 12/15/2021 @ 100
5.000%, 06/15/2023	2,350	2,576
New York State, Convention Center Development Authority, RB
5.000%, 11/15/2022	1,000	1,119
New York State, Dormitory Authority, Education Project, Ser B, RB, AMBAC
5.500%, 03/15/2024	1,000	1,173
New York State, Dormitory Authority, Fordham University Project, RB
5.000%, 07/01/2023	500	565
New York State, Dormitory Authority, Icahn School of Medicine at Mount Sanai Project, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2026	1,000	1,142
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB
5.000%, 07/01/2021	1,000	1,087
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, RB Pre-Refunded @ 100
5.500%, 07/01/2019 (A)	1,000	1,031
New York State, Dormitory Authority, New York University Project, Ser A, RB
5.000%, 07/01/2023	1,000	1,139
New York State, Dormitory Authority, New York University Project, Ser A, RB, NATL
6.000%, 07/01/2019	100	104

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, North Shore Long Island Jewish Center Project, RB
5.000%, 05/01/2022	$1,000	$1,103
New York State, Dormitory Authority, NYU Hospital Center Project, RB
5.000%, 07/01/2021	355	385
5.000%, 07/01/2024	1,000	1,145
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB
5.000%, 07/01/2020	1,000	1,057
New York State, Dormitory Authority, Pratt Institute Project, Ser A, RB
5.000%, 07/01/2021	250	270
New York State, Dormitory Authority, RB
5.000%, 07/01/2023	1,000	1,128
5.000%, 07/01/2024	1,000	1,157
5.000%, 07/01/2025	1,000	1,167
5.000%, 07/01/2027	2,000	2,380
5.000%, 08/01/2028	1,500	1,730
New York State, Dormitory Authority, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2030	800	934
New York State, Dormitory Authority, RB, AGM
5.000%, 10/01/2026	1,000	1,191
New York State, Dormitory Authority, School Districts Financing Program, Ser A, RB
5.000%, 10/01/2020	1,000	1,066
New York State, Dormitory Authority, School Districts Financing Program, Ser A, RB, AGM
5.000%, 10/01/2024	785	905
New York State, Dormitory Authority, Ser 1, RB
5.000%, 01/15/2027	1,000	1,183
New York State, Dormitory Authority, Ser A, RB
5.000%, 07/01/2022	500	552
5.000%, 12/15/2022	1,475	1,656
5.000%, 03/15/2023	750	845
5.000%, 07/01/2023	2,250	2,555
5.000%, 03/15/2025	2,000	2,332
5.000%, 07/01/2025	1,500	1,754
5.000%, 07/01/2026	3,320	3,913
New York State, Dormitory Authority, Ser A, RB Pre-Refunded @ 100
5.250%, 02/15/2019 (A)	5	5
New York State, Dormitory Authority, Ser A, RB Callable 02/15/2019 @ 100
5.250%, 02/15/2022	45	46

76	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, Ser A, RB Callable 02/15/2024 @ 100
5.000%, 02/15/2025	$2,250	$2,572
New York State, Dormitory Authority, Ser C, RB
5.000%, 03/15/2026	2,400	2,827
New York State, Dormitory Authority, St. Johns University Project, Ser A, RB
5.000%, 07/01/2023	455	513
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2024	1,680	1,906
New York State, Dormitory Authority, State University Project, RB Callable 05/15/2022 @ 100
5.000%, 05/15/2023	1,960	2,170
New York State, Dormitory Authority, Wyckoff Heights Medical Center Project, RB
5.000%, 02/15/2020	2,015	2,107
New York State, Environmental Facilities Authority, New York City Municipal Water Finance Authority Projects, Ser 2017A, RB
5.000%, 06/15/2026	1,000	1,189
New York State, Environmental Facilities Authority, Revolving Funds, RB
5.000%, 05/15/2024	1,445	1,671
New York State, Environmental Facilities Authority, Revolving Funds, RB Callable 06/15/2021 @ 100
5.000%, 06/15/2024	2,500	2,714
New York State, Environmental Facilities Authority, Revolving Funds, RB Callable 06/15/2023 @ 100
5.000%, 06/15/2024	2,000	2,267
New York State, Environmental Facilities Authority, Revolving Funds, Ser A, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2024	1,000	1,107
New York State, Environmental Facilities Authority, Revolving Funds, Ser C, RB Callable 08/15/2027 @ 100
5.000%, 02/15/2028	850	1,019
New York State, Environmental Facilities Authority, Subordinated Revolving Funds, Ser 2014A, RB
5.000%, 06/15/2024	1,500	1,737
New York State, Mortgage Agency, Ser 189, AMT, RB Callable 10/01/2023 @ 100
3.250%, 10/01/2025	2,500	2,532

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Power Authority, Ser A, RB
5.000%, 11/15/2022	$500	$560
New York State, Thruway Authority, Ser L, RB
5.000%, 01/01/2027	1,000	1,182
New York State, Transportation Development, LaGuardia Airport Terminal B Redevelopment Project, AMT, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2030	1,275	1,399
New York State, Transportation Development, Terminal One Group Association Project, AMT, RB
5.000%, 01/01/2022	1,000	1,080
New York State, Urban Development, Ser A, RB
5.000%, 03/15/2025	1,200	1,396
Niagara Frontier, Transportation Authority, Buffalo Niagara International Airport Project, AMT, RB
5.000%, 04/01/2021	600	643
Onondaga County, Trust for Cultural Resources, Abby Lane Housing Project, RB
5.000%, 05/01/2026	500	581
5.000%, 05/01/2027	500	584
Sales Tax Asset Receivable, Ser A, RB
5.000%, 10/15/2024	475	553
Sales Tax Asset Receivable, Ser A, RB Callable 10/15/2024 @ 100
5.000%, 10/15/2026	2,500	2,889
Suffolk County, Ser A, GO, AGM
5.000%, 02/01/2026	1,200	1,393
Suffolk County, Ser D, GO, BAM
5.000%, 10/15/2024	2,000	2,300
Triborough, Bridge & Tunnel Authority, RB
5.000%, 11/15/2028	2,000	2,439
Triborough, Bridge & Tunnel Authority, Ser A, RB
5.000%, 11/15/2021	465	511
5.000%, 11/15/2023	1,500	1,720
5.000%, 11/15/2024	2,000	2,332
Triborough, Bridge & Tunnel Authority, Ser A, RB Callable 05/15/2026 @ 100
5.000%, 11/15/2028	1,125	1,329
Triborough, Bridge & Tunnel Authority, Ser B, RB
5.000%, 11/15/2023	2,000	2,293
Triborough, Bridge & Tunnel Authority, Ser B, RB Callable 05/15/2027 @ 100
5.000%, 11/15/2027	1,000	1,206

SEI Tax Exempt Trust / Annual Report / August 31, 2018	77

SCHEDULE OF INVESTMENTS

August 31, 2018

New York Municipal Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
TSASC, Tobacco Settlement Bonds, Ser A, RB
5.000%, 06/01/2024	$2,000	$2,251
5.000%, 06/01/2025	750	854
TSASC, Tobacco Settlement Bonds, Ser A, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2030	2,000	2,234
Utility Debt Securitization Authority, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2024	750	834
Utility Debt Securitization Authority, RB Callable 06/15/2023 @ 100
5.000%, 06/15/2025	2,000	2,267
Utility Debt Securitization Authority, Ser B, RB Callable 12/15/2020 @ 100
5.000%, 12/15/2022	750	804
Westchester County, Ser A, GO
5.000%, 01/01/2023	1,000	1,129
Westchester County, Ser B, GO Callable 11/15/2025 @ 100
5.000%, 11/15/2026	500	590
Westchester, Tobacco Asset Securitization, Ser B, RB
5.000%, 06/01/2024	1,800	2,017

		199,447

Total Municipal Bonds (Cost $199,634) ($ Thousands)		199,969

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Government Fund, CI F 1.750%**†	216,059	$216

Total Cash Equivalent (Cost $216) ($ Thousands)		216

Total Investments in Securities — 99.1% (Cost $199,850) ($ Thousands)		$200,185

Percentages are based on Net Assets of $202,087 ($ Thousands).

**	Rate shown is the 7-day effective yield as of August 31, 2018.

†	Investment in Affiliated Security (see Note 4).

(A)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs as of August 31, 2018 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$–	$199,969	$–	$199,969
Cash Equivalent	216	–	–	216

Total Investments in Securities	$216	$199,969	$–	$200,185

For the year ended August 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended August 31, 2018 ($ Thousands):

Security Description	Value 8/31/2017	Purchases at Cost	Proceeds from Sales	Value 8/31/2018	Dividend Income
SEI Daily Income Trust, Government Fund, Cl F	$264	$48,361	$(48,409)	$216	$17

The accompanying notes are an integral part of the financial statements.

78	SEI Tax Exempt Trust / Annual Report / August 31, 2018

SCHEDULE OF INVESTMENTS

August 31, 2018

Pennsylvania Municipal Bond Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 99.2%
Pennsylvania — 98.7%
Allegheny County, Higher Education Building Authority, Duquesne University, RB
5.000%, 03/01/2026	$550	$634
Allegheny County, Hospital Development Authority, Allegheny Health Network, RB
5.000%, 04/01/2028	2,500	2,868
Allegheny County, Hospital Development Authority, UPMC Health Center Project, Ser B, RB, NATL
6.000%, 07/01/2023	1,000	1,166
Allegheny County, Sanitary Authority, RB, AGM Callable 12/01/2020 @ 100
5.000%, 06/01/2024	1,000	1,064
Allegheny County, Ser C75, GO
5.000%, 11/01/2024	1,000	1,146
Beaver County, Hospital Authority, Heritage Valley Health Systems Project, RB
5.000%, 05/15/2021	1,000	1,079
Berks County, Industrial Development Authority, Health Care Facilities, RB Callable 05/15/2025 @ 102
5.000%, 05/15/2033	500	545
Bethel Park, School District, GO Callable 08/01/2026 @ 100
5.000%, 08/01/2027	1,000	1,164
Bucks County, GO
5.000%, 06/01/2026	1,250	1,481
Bucks County, Water & Sewer Authority, Ser A, RB, AGM Callable 12/01/2024 @ 100
5.000%, 12/01/2026	315	361
Canonsburg-Houston, Joint Authority, Sewer Revenue Authority, Ser A, RB
5.000%, 12/01/2024	1,320	1,487
Capital Region Water, Ser A, RB, BAM
5.000%, 07/15/2023	1,000	1,125

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chester County, School Authority, RB Callable 03/01/2026 @ 100
5.000%, 03/01/2028	$1,000	$1,145
Chester County, Ser A, GO
5.000%, 07/15/2026	2,320	2,744
Chester, Water Authority, RB
5.000%, 12/01/2021	500	549
Clairton, Municipal Authority, Ser B, RB
5.000%, 12/01/2020	1,035	1,107
Commonwealth Financing Authority, Tobacco Master Settlement, RB
5.000%, 06/01/2028	2,500	2,887
Dallastown Area, School District, GO Callable 04/15/2025 @ 100
5.000%, 04/15/2026	1,000	1,151
Daniel Boone Area, School District, GO Callable 04/01/2025 @ 100
5.000%, 04/01/2026	1,000	1,147
Dauphin County, General Authority, Pinnacle Health System Project, Ser 9, RB
5.000%, 06/01/2024	600	679
Delaware County, Cabrini University Project, RB
5.000%, 07/01/2027	500	554
Delaware County, Cabrini University Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2028	500	551
Delaware County, Regional Water Quality Control Authority, RB
5.000%, 11/01/2025	625	726
5.000%, 11/01/2026	425	498
Delaware County, Villanova University Project, RB
5.000%, 08/01/2024	1,000	1,145
Delaware River, Joint Toll Bridge Commission, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2029	1,015	1,196
Delaware River, Joint Toll Bridge Commission, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2023	1,500	1,651
5.000%, 07/01/2025	1,000	1,099
Delaware Valley, Regional Finance Authority, Ser B, RB Callable 09/01/2021 @ 100
1.980%, 09/01/2048 (A)	2,000	2,000
East Hempfield Township, Industrial Development Authority, Willow Valley Communities Project, RB
5.000%, 12/01/2025	645	736

SEI Tax Exempt Trust / Annual Report / August 31, 2018	79

SCHEDULE OF INVESTMENTS

August 31, 2018

Pennsylvania Municipal Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Gettysburg Area, School District, GO
5.000%, 01/15/2025	$1,000	$1,144
Hempfield Area, School District, GO, BAM
5.000%, 03/15/2025	1,600	1,830
Hempfield Area, School District, Ser B, GO, BAM
5.000%, 03/15/2022	1,000	1,093
5.000%, 03/15/2023	1,000	1,113
Lackawanna County, GO, BAM
5.000%, 09/01/2024	1,000	1,139
Lancaster County, Hospital Authority, Masonic Villages of Grand Lodge Project, RB
5.000%, 11/01/2023	800	894
Lancaster County, Hospital Authority, Masonic Villages of Grand Lodge Project, RB Callable 11/01/2027 @ 100
5.000%, 11/01/2028	1,360	1,565
Lancaster County, Hospital Authority, University of Pennsylvania Health System Project, Ser B, RB
5.000%, 08/15/2026	500	587
Lehigh County, Lehigh Valley Health, Ser A, RB
5.000%, 07/01/2024	1,300	1,468
Methacton, School District, GO
5.000%, 03/01/2024	1,000	1,139
Mifflin County, School District, Ser A, GO, BAM Callable 03/01/2025 @ 100
5.000%, 09/01/2025	1,885	2,156
5.000%, 09/01/2026	690	784
5.000%, 09/01/2027	660	748
Monroe County, Hospital Authority, Pocono Medical Center, RB
5.000%, 07/01/2023	1,025	1,136
Monroeville, Finance Authority, RB Callable 08/15/2022 @ 100
5.000%, 02/15/2023	1,000	1,112
Montgomery County, Higher Education & Health Authority, Thomas Jefferson University Project, RB
5.000%, 09/01/2028	1,500	1,754
Montgomery County, Industrial Development Authority, Retirement Communities Revenue, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2036	750	826
Montgomery County, Ser C, GO Pre-Refunded @ 100
5.000%, 12/15/2019 (B)	35	36

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Montgomery County, Ser C, GO Call able 12/15/2019 @ 100
5.000%, 12/15/2023	$160	$167
Moon Area, School District, Ser A, GO Callable 11/15/2024 @ 100
5.000%, 11/15/2025	1,000	1,126
Pennridge, School District, Ser B, GO
5.000%, 02/15/2022	1,000	1,098
Pennridge, School District, Ser B, GO Callable 02/15/2022 @ 100
5.000%, 02/15/2023	750	821
Pennsylvania State University, Ser A, RB
5.000%, 09/01/2026	500	594
Pennsylvania State University, Ser B, RB
5.000%, 09/01/2025	1,000	1,174
Pennsylvania State, Economic Development Financing Authority, UPMC, RB
5.000%, 03/15/2026	1,000	1,162
Pennsylvania State, Economic Development Financing Authority, UPMC, Ser A, RB Callable 08/01/2024 @ 100
5.000%, 02/01/2025	1,000	1,144
Pennsylvania State, GO
5.000%, 09/15/2024	2,000	2,278
5.000%, 08/15/2025	1,500	1,724
5.000%, 01/01/2026	5,000	5,742
Pennsylvania State, Higher Education Assistance Agency, Capital Acquisition Project, RB Callable 12/15/2020 @ 100
5.000%, 12/15/2021	1,000	1,069
Pennsylvania State, Higher Educational Facilities Authority, Bryn Mawr College Project, RB
5.000%, 12/01/2021	555	609
Pennsylvania State, Higher Educational Facilities Authority, Drexel University, RB
5.000%, 05/01/2027	1,150	1,327
Pennsylvania State, Higher Educational Facilities Authority, RB
5.000%, 06/15/2026	1,000	1,165
Pennsylvania State, Higher Educational Facilities Authority, RB Callable 06/15/2027 @ 100
5.000%, 06/15/2028	1,500	1,748
Pennsylvania State, Higher Educational Facilities Authority, Ser AT-1, RB
5.000%, 06/15/2026	1,500	1,747
Pennsylvania State, Higher Educational Facilities Authority, Temple University Project, Ser 1, RB Callable 04/01/2022 @ 100
5.000%, 04/01/2023	500	548

80	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Higher Educational Facilities Authority, Thomas Jefferson University Project, RB Pre-Refunded @ 100
5.000%, 03/01/2020 (B)	$1,465	$1,533
Pennsylvania State, Higher Educational Facilities Authority, Trustees of the University of Pennsylvania, RB
5.000%, 08/15/2026	800	951
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Health System Project, RB
5.000%, 08/15/2021	1,260	1,370
5.000%, 08/15/2022	1,165	1,293
Pennsylvania State, Higher Educational Facilities Authority, University of the Sciences Project, RB
5.000%, 11/01/2020	500	532
5.000%, 11/01/2022	660	728
Pennsylvania State, Infrastructure Investment Authority, Ser A, RB
5.000%, 01/15/2028	3,000	3,617
Pennsylvania State, Infrastructure Investment Authority, Ser A, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2026	3,000	3,504
Pennsylvania State, Public School Building Authority, City of Harrisburg Project, Ser A, RB, AGM
5.000%, 12/01/2023	1,000	1,120
Pennsylvania State, Public School Building Authority, Lehigh Career & Technical Institute Project, RB, BAM Callable 10/01/2025 @ 100
5.000%, 10/01/2027	1,635	1,863
Pennsylvania State, Ser 1, GO
5.000%, 07/01/2021	1,500	1,622
Pennsylvania State, Ser 1, GO Pre-Refunded @ 100
5.000%, 11/15/2021 (B)	1,000	1,097
Pennsylvania State, Ser 3, GO, AGM
5.375%, 07/01/2020	1,000	1,063
Pennsylvania State, Ser A, COP
5.000%, 07/01/2027	500	570
Pennsylvania State, Ser A, COP Callable 01/30/2028 @ 100
5.000%, 07/01/2028	400	457
Pennsylvania State, Turnpike Commission, RB
5.000%, 12/01/2023	500	567

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Pennsylvania State, Turnpike Commission, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2028	$500	$578
Pennsylvania State, Turnpike Commission, Ser A, RB
5.000%, 12/01/2022	2,050	2,287
Pennsylvania State, Turnpike Commission, Ser A, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2027	325	380
Pennsylvania State, Turnpike Commission, Ser A, RB, AGM
5.250%, 07/15/2023	2,675	3,054
Pennsylvania State, Turnpike Commission, Ser A1, RB
5.000%, 12/01/2025	850	989
Pennsylvania State, Turnpike Commission, Ser B, RB
5.000%, 12/01/2024	550	634
5.000%, 12/01/2025	600	698
Perkiomen Valley, School District, GO Callable 03/01/2024 @ 100
5.000%, 03/01/2025	1,250	1,417
Philadelphia, Airport Revenue Authority, Ser A, AMT, RB Callable 06/15/2025 @ 100
5.000%, 06/15/2026	1,000	1,132
Philadelphia, Airport Revenue Authority, Ser B, AMT, RB
5.000%, 07/01/2027	1,500	1,734
Philadelphia, Gas Works Revenue Authority, RB
5.000%, 10/01/2025	1,290	1,478
5.000%, 08/01/2027	1,705	1,977
Philadelphia, Gas Works Revenue Authority, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2026	1,150	1,313
Philadelphia, Gas Works Revenue Authority, RB Callable 10/01/2026 @ 100
5.000%, 10/01/2029	2,000	2,288
Philadelphia, GO, AGM
5.000%, 08/01/2027	750	870
Philadelphia, Industrial Development Authority, National Board of Medical Examiners Project, RB
5.000%, 05/01/2023	500	559

SEI Tax Exempt Trust / Annual Report / August 31, 2018	81

SCHEDULE OF INVESTMENTS

August 31, 2018

Pennsylvania Municipal Bond Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Philadelphia, Industrial Development Authority, National Board of Medical Examiners Project, RB Callable 05/01/2026 @ 100
5.000%, 05/01/2028	$1,005	$1,153
Philadelphia, Industrial Development Authority, Temple University Project, Ser 2015, RB
5.000%, 04/01/2025	1,000	1,155
Philadelphia, Industrial Development Authority, The Children’s Hospital of Philadelphia Project, RB
5.000%, 07/01/2027	400	473
Philadelphia, School District, Ser A, GO
5.000%, 09/01/2027	1,350	1,547
Philadelphia, School District, Ser C, GO
5.000%, 09/01/2020	1,000	1,058
Philadelphia, School District, Ser F, GO
5.000%, 09/01/2023	1,000	1,111
Philadelphia, Ser A, GO
5.000%, 08/01/2027	1,000	1,151
Philadelphia, Water & Wastewater Revenue Authority, Ser A, RB
5.000%, 01/01/2023	1,225	1,368
Philadelphia, Water & Wastewater Revenue Authority, Ser B, RB
5.000%, 11/01/2026	475	558
5.000%, 11/01/2027	300	355
Pittsburgh & Allegheny County, Sports & Exhibition Authority, RB, BAM
5.000%, 12/15/2027	1,000	1,172
Pittsburgh, GO
5.000%, 09/01/2027	415	483
Pittsburgh, GO, BAM
5.000%, 09/01/2023	1,030	1,157
Pittsburgh, Public Parking Authority, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 12/01/2025	1,060	1,206
Pittsburgh, School District, GO, AGM Callable 03/01/2025 @ 100
5.000%, 09/01/2025	1,000	1,142
Pittsburgh, Water & Sewer Authority, Ser A, RB, AGM
5.000%, 09/01/2026	2,000	2,341
Plum Boro, School District, Ser A, GO, BAM Callable 09/15/2023 @ 100
5.000%, 09/15/2024	1,000	1,120
Pocono Mountain, School District, GO, AGM
5.000%, 09/01/2023	1,000	1,126
4.000%, 09/01/2022	1,500	1,600

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Rose Tree Media, School District, Ser B, GO Callable 08/01/2021 @ 100
5.000%, 02/01/2025	$1,500	$1,623
Seneca Valley, School District, Ser C, GO Callable 03/01/2025 @ 100
5.000%, 03/01/2027	1,000	1,145
Souderton Area, School District, GO
5.000%, 11/01/2024	1,000	1,147
Southeastern Pennsylvania, Transportation Authority, RB
5.000%, 03/01/2026	1,620	1,894
5.000%, 03/01/2027	1,000	1,181
Southeastern Pennsylvania, Transportation Authority, RB Callable 09/01/2027 @ 100
5.000%, 03/01/2028	725	857
Spring-Ford Area, School District, Ser A, GO
5.000%, 03/01/2023	500	562
5.000%, 03/01/2024	1,000	1,145
State College Area, School District, GO
5.000%, 05/15/2028	280	335
State College Area, School District, GO Callable 05/15/2028 @ 100
5.000%, 05/15/2029	375	447
Swarthmore, Borough Authority, Swarthmore College Project, RB
5.000%, 09/15/2023	400	457
Swarthmore, Borough Authority, Swarthmore College Project, RB Callable 09/15/2025 @ 100
5.000%, 09/15/2026	1,255	1,474
Unionville-Chadds Ford, School District, GO
5.000%, 06/01/2026	1,000	1,181
Unity Township, Municipal Authority, Ser A, RB, AGM
5.000%, 12/01/2023	1,000	1,130
West Chester Area, School District, Ser A, GO
5.000%, 05/15/2023	1,000	1,133
West Shore Area, Hospital Revenue Authority, Holy Spirit Hospital of the Sisters of Christian Charity, RB
5.250%, 01/01/2021	1,000	1,074
West View, Municipal Authority Water Revenue, RB
5.000%, 11/15/2022	250	279
West York Area, School District, GO
5.000%, 04/01/2022	1,150	1,260
Westmoreland County, Municipal Authority, RB, BAM
5.000%, 08/15/2024	1,000	1,139
5.000%, 08/15/2026	610	708

82	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Westmoreland County, Municipal Authority, RB, BAM Callable 08/15/2025 @ 100
5.000%, 08/15/2026	$1,000	$1,150
Westmoreland County, Ser A, GO
5.000%, 12/01/2021	1,160	1,270
Westmoreland County, Ser A, GO Callable 06/01/2023 @ 100
5.000%, 12/01/2023	1,000	1,127
Wilkes-Barre, Finance Authority, University of Scranton Project, Ser A, RB
5.000%, 11/01/2025	1,000	1,133

		170,854

Puerto Rico — 0.5%
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser AA, RB, NATL
5.500%, 07/01/2019 (C)	820	845

Total Municipal Bonds (Cost $172,179) ($ Thousands)		171,699

Total Investments in Securities — 99.2% (Cost $172,179) ($ Thousands)		$171,699

Percentages are based on Net Assets of $173,025 ($ Thousands).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Security is escrowed to maturity.

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

As of August 31, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended August 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended August 31, 2018 ($ Thousands):

Security Description	Value 8/31/2017	Purchases at Cost	Proceeds from Sales	Value 8/31/2018	Dividend Income

SEI Daily Income Trust, Government Fund, Cl F	$2,083	$39,361	$(41,444)	$—	$25

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	83

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS — 74.8%
Alabama — 1.7%
Alabama State, Special Care Facilities Financing Authority, Methodist Home for the Aging Project, Ser S, RB Callable 06/01/2026 @ 100
5.750%, 06/01/2045	$800	$874
Jefferson County, Sewer Revenue Authority, Ser D, RB Callable 10/01/2023 @ 105
6.500%, 10/01/2053	12,000	14,163
Lower Alabama, Gas District, Ser A, RB
5.000%, 09/01/2046	4,000	4,792
Southeast Alabama, Gas Supply District, Ser A, RB Callable 03/01/2024 @ 100
4.000%, 06/01/2049 (A)	1,500	1,593

		21,422

Alaska — 0.2%
Alaska State, Industrial Development & Export Authority, Boys & Girls Home Project, RB Callable 10/04/2018 @ 100
6.000%, 12/01/2036 (B)	200	13
Alaska State, Industrial Development & Export Authority, YKHC Project, RB Callable 12/01/2019 @ 100
3.500%, 12/01/2020	1,000	1,013

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Matanuska-Susitna, Goose Creek Correctional Center Project, RB, AGC Pre-Refunded @ 100
6.000%, 09/01/2019 (C)	$1,000	$1,042

		2,068

Arizona — 1.1%
Arizona State, Health Facilities Authority, Phoenix Children’s Hospital Project, Ser A, RB Callable 02/01/2022 @ 100
5.000%, 02/01/2042	2,500	2,623
Arizona State, Industrial Development Authority, Basis Schools Projects, Ser A, RB Callable 07/01/2026 @ 100
5.375%, 07/01/2050 (D)	1,090	1,136
Chandler, Industrial Development Authority, Intel Project, RB
2.400%, 12/01/2035 (A)	5,000	5,012
La Paz County, Industrial Development Authority, Charter School Solutions-Harmony Project, RB
5.000%, 02/15/2028	400	443
Pima County, Industrial Development Authority, American Leadership Academy Project, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2052 (D)	3,565	3,584
Pima County, Industrial Development Authority, Tucson Country Day School Project, RB Callable 10/04/2018 @ 100
5.000%, 06/01/2037	265	242
Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/2020	500	529
Tempe, Industrial Development Authority, Mirabella at ASU Project, Ser B, RB Callable 10/01/2020 @ 100
4.000%, 10/01/2023 (D)	1,000	1,006

		14,575

California — 8.4%
ABAG, Finance Authority for Nonprofit, Sharp Health Care Project, RB Pre-Refunded @ 100
6.250%, 08/01/2019 (C)	400	417
Bay Area, Toll Authority, Ser S4, RB Pre-Refunded @ 100
5.250%, 04/01/2023 (C)	7,000	8,069

84	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California County, Tobacco Securitization Agency, RB Callable 09/19/2018 @ 16
8.484%, 06/01/2046 (E)	$12,000	$1,756
California County, Tobacco Securitization Agency, RB Callable 09/19/2018 @ 19
6.283%, 06/01/2046 (E)	10,000	1,844
California State, Educational Facilities Authority, Loma Linda University, Ser A, RB Callable 04/01/2027 @ 100
5.000%, 04/01/2042	5,200	5,831
California State, GO Pre-Refunded @ 100
6.000%, 04/01/2019 (C)	710	729
California State, GO Callable 04/01/2019 @ 100
6.000%, 04/01/2038	1,290	1,322
California State, Health Facilities Financing Authority, Catholic Health Care West Project, Ser A, RB Pre-Refunded @ 100
6.000%, 07/01/2019 (C)	1,000	1,037
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center Project, RB Pre-Refunded @ 100
5.000%, 08/15/2019 (C)	2,000	2,067
California State, Health Facilities Financing Authority, Children’s Hospital of Orange County, RB Callable 11/01/2019 @ 100
6.500%, 11/01/2038	1,000	1,060
California State, Health Facilities Financing Authority, Sutter Health Project, Ser B, RB Callable 11/15/2026 @ 100
5.000%, 11/15/2046	4,500	5,073
California State, Municipal Finance Authority, Azusa Pacific University Project, Ser B, RB Pre-Refunded @ 100
7.750%, 04/01/2021 (C)	1,360	1,530
California State, Municipal Finance Authority, California Baptist University Project, Ser A, RB Callable 11/01/2026 @ 100
5.000%, 11/01/2046 (D)	1,000	1,091
California State, Municipal Finance Authority, Community Medical Centers Project, Ser A, RB Callable 02/01/2027 @ 100
5.000%, 02/01/2047	1,950	2,148

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
California State, Pollution Control Financing Authority, RB Callable 10/04/2018 @ 100
5.000%, 07/01/2037 (D)	$3,750	$3,774
California State, Pollution Control Financing Authority, San Jose Water Project, AMT, RB Callable 11/01/2026 @ 100
4.750%, 11/01/2046	1,500	1,610
California State, Pollution Control Financing Authority, Waste Management Project, Ser A3, AMT, RB Callable 07/01/2025 @ 100
4.300%, 07/01/2040	1,500	1,572
California State, Public Finance Authority, Claremont Colleges Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2037 (D)	765	800
California State, School Finance Authority, Downtown Prep-Obligated Group, RB Callable 06/01/2026 @ 100
5.000%, 06/01/2046 (D)	1,000	1,029
5.000%, 06/01/2051 (D)	1,000	1,022
California State, School Finance Authority, Public Schools Project, Ser A, RB Callable 08/01/2025 @ 100
5.000%, 08/01/2045 (D)	1,000	1,059
California State, Statewide Communities Development Authority, California Baptist University Project, RB
6.500%, 11/01/2021	300	322
California State, Statewide Communities Development Authority, Loma Linda University Medical Center Project, Ser A, RB Callable 06/01/2026 @ 100
5.000%, 12/01/2041 (D)	2,500	2,698
California Statewide, Financing Authority, Tobacco Settlement, Ser B, RB Callable 10/04/2018 @ 100
6.000%, 05/01/2037	7,500	7,504
Chino, Public Financing Authority, SAB Callable 09/01/2022 @ 100
5.000%, 09/01/2027	1,280	1,384
5.000%, 09/01/2030	1,000	1,072
5.000%, 09/01/2034	900	960
Foothill-Eastern, Transportation Corridor Agency, Ser B3, TRAN Callable 07/15/2022 @ 100
5.500%, 01/15/2053 (A)	6,250	7,002

SEI Tax Exempt Trust / Annual Report / August 31, 2018	85

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Fremont, Community Facilities District No. 1, Pacific Commons Project, SAB Callable 09/01/2025 @ 100
5.000%, 09/01/2040	$2,000	$2,179
Golden State, Tobacco Securitization, Ser A2, RB Callable 06/01/2022 @ 100
5.000%, 06/01/2047	9,000	9,243
Imperial, Irrigation District, Electric System Revenue, Ser C, RB Pre-Refunded @ 100
5.000%, 11/01/2020 (C)	1,540	1,654
Long Beach, Towne Center Project, SAB Callable 04/01/2019 @ 100
5.400%, 10/01/2023	650	661
M-S-R, Energy Authority, Ser C, RB
6.500%, 11/01/2039	5,885	8,244
Palomar Pomerado, Health Care Authority, Ser D, COP Pre-Refunded @ 100
5.250%, 11/01/2020 (C)	615	642
Poway, School Facilities Improvement Authority, Unified School District Capital Appreciation Project, GO
10.650%, 08/01/2038 (E)	5,410	2,508
Roseville, West Park Community Facilities Authority, SAB Callable 09/01/2025 @ 100
5.000%, 09/01/2030	1,000	1,111
5.000%, 09/01/2031	1,000	1,108
5.000%, 09/01/2032	1,000	1,106
San Clemente, Special Tax Community, GO Callable 09/01/2025 @ 100
5.000%, 09/01/2046	1,100	1,189
San Francisco City & County, Successor Redevelopment Agency, Mission Bays Public Improvement Project, SAB Callable 08/01/2022 @ 100
5.000%, 08/01/2030	1,000	1,094
Stockton, Public Financing Authority, Delta Water Supply Project, Ser A, RB Callable 10/01/2023 @ 100
6.250%, 10/01/2038	1,500	1,768
6.250%, 10/01/2040	1,000	1,176
Tobacco Securitization Authority of Northern California, Sub-Ser B, RB Callable 09/19/2018 @ 21
6.426%, 06/01/2045 (E)	11,000	2,164
Tobacco Securitization Authority of Southern California, RB Callable 09/19/2018 @ 18
6.329%, 06/01/2046 (E)	12,000	2,099

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Tustin, Community Facilities District, GO Callable 09/01/2025 @ 100
5.000%, 09/01/2040	$750	$821
Windsor, Unified School District, Election 2008, Ser D, GO
11.058%, 08/01/2035 (E)	1,800	932

		105,481

Colorado — 1.3%
Arista, Metropolitan District, Ad Valorum Property Tax, GO Callable 12/01/2023 @ 103
5.125%, 12/01/2048	1,500	1,523
Brighton, Crossing Metropolitan District No. 4, Ser A, GO Callable 12/01/2022 @ 103
5.000%, 12/01/2037	525	540
Colorado State, Catholic Health Initiatives, RB
5.250%, 01/01/2045	1,250	1,336
Colorado State, E-470 Public Highway Authority, Ser C, RB Callable 09/01/2020 @ 100
5.375%, 09/01/2026	2,500	2,663
Colorado State, Educational & Cultural Facilities Authority, Eagle Ridge Academy Project, RB Callable 11/01/2021 @ 100
3.625%, 11/01/2026 (D)	1,000	980
Colorado State, Health Facilities Authority, Frasier Meadows Retirement Community, RB
5.000%, 05/15/2022	500	544
Colorado State, Public Energy Authority, RB
6.250%, 11/15/2028	650	807
Copperleaf, Metropolitan District No. 2, GO Callable 12/01/2020 @ 103
5.750%, 12/01/2045	1,000	1,046
Cornerstar, Metropolitan District, Ser A, GO
3.500%, 12/01/2021	500	507
Denver, Regional Transportation District, Denver Transportation Partners Project, RB Callable 07/15/2020 @ 100
6.000%, 01/15/2034	500	522
Dominion, Water & Sanitation District, RB Callable 12/01/2021 @ 102
6.000%, 12/01/2046	1,500	1,591
Prairie Center, Metropolitan District No. 3, Ser A, RB Callable 12/15/2026 @ 100
5.000%, 12/15/2041 (D)	875	894

86	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Serenity Ridge, Metropolitan District No. 2, Ser A, GO Callable 12/01/2023 @ 103
5.125%, 12/01/2037	$550	$565
Solaris, Metropolitan District No. 3, Ser A, GO Callable 12/01/2021 @ 103
5.000%, 12/01/2046	1,880	1,934
Sterling Ranch, Community Authority Board, Sub-Ser B, RB Callable 12/15/2022 @ 102
7.500%, 12/15/2047	1,090	1,095
Whispering Pines, Metropolitan District No. 1, Ser A, GO Callable 12/01/2022 @ 103
5.000%, 12/01/2047	500	502

		17,049

Connecticut — 0.8%
Connecticut State, Health & Educational Facility Authority, Church Home of Hartford Project, RB Callable 09/01/2026 @ 100
5.000%, 09/01/2046 (D)	1,000	1,040
5.000%, 09/01/2053 (D)	1,500	1,553
Connecticut State, Health & Educational Facility Authority, Hartford Health Care Project, Ser A, RB, AGM Callable 07/01/2021 @ 100
5.000%, 07/01/2041	5,000	5,289
Connecticut State, Higher Education Supplement Loan Authority, Ser S, AMT, RB
5.000%, 11/15/2022	425	459
New Haven, Ser A, GO
5.000%, 08/01/2026	580	634
5.000%, 08/01/2027	1,000	1,100

		10,075

Delaware — 0.2%
Delaware State, Economic Development Authority, Newark Charter School Project, RB Callable 03/01/2022 @ 100
5.000%, 09/01/2042	425	441
4.625%, 09/01/2032	1,635	1,692

		2,133

District of Columbia — 0.5%
District of Columbia, Ser B, RB, NATL Callable 09/27/2018 @ 100
5.682%, 08/01/2037 (A)	6,000	6,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)

Florida — 3.0%
Alachua County, Health Facilities Authority, Oak Hammock University Project, Ser A, RB Callable 10/01/2022 @ 102
8.000%, 10/01/2032	$500	$577
8.000%, 10/01/2042	1,000	1,148
Atlantic Beach, Fleet Landing Project, Ser B, RB Callable 11/15/2023 @ 100
5.625%, 11/15/2043	1,325	1,458
Broward County, Airport System Revenue, Ser Q1, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2037	2,000	2,179
Capital Trust Agency, First Mortgage Revenue, Tallahassee Tapestry Senior Housing Project, Ser 2015A, RB Callable 12/01/2025 @ 100
7.125%, 12/01/2050 (D)	1,000	1,050
Capital Trust Agency, First Mortgage Revenue, Tapestry Walden Project, RB Callable 07/01/2027 @ 100
6.750%, 07/01/2037 (D)	1,585	1,647
Capital Trust Agency, H-Bay Ministries, RB Callable 07/01/2023 @ 103
5.000%, 07/01/2053	750	762
Florida State, Development Finance, Brightline Passenger Rail Project, AMT, RB Callable 01/01/2019 @ 105
5.625%, 01/01/2047 (A)(D)	7,000	7,304
Florida State, Developmental Finance Authority, Renaissance Charter School Project, Ser A, RB
6.500%, 06/15/2021	500	521
Florida State, Developmental Finance Authority, Southwest Charter Foundation Project, Ser A, RB Callable 06/15/2027 @ 100
6.000%, 06/15/2037 (D)	2,150	2,135
Florida State, Developmental Finance Authority, Waste Pro USA Project, AMT, RB
5.000%, 08/01/2029 (A)(D)	1,000	1,037
Florida State, Higher Educational Facilities Financial Authority, Jacksonville University, RB Callable 06/01/2028 @ 100
4.500%, 06/01/2033 (D)	500	518
Florida State, Village Community Development District No. 10, SAB Callable 05/01/2023 @ 100
6.000%, 05/01/2044	2,080	2,380

SEI Tax Exempt Trust / Annual Report / August 31, 2018	87

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Jacksonville, Sales Tax Revenue Authority, Better Jacksonville Project, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2028	$2,350	$2,583
Miami-Dade County, Industrial Development Authority, Biscayne Properties Project, Ser A, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2035	4,745	4,870
Miami-Dade County, Special Obligation, RB Callable 10/01/2026 @ 82
4.081%, 10/01/2032 (E)	2,900	1,663
Midtown Miami, Community Development District, Parking Garage Project, Ser A, SAB Callable 05/01/2023 @ 100
5.000%, 05/01/2029	1,000	1,054
Palm Beach County, Health Facilities Authority, Sinai Residences Project, RB Callable 06/01/2022 @ 102
7.500%, 06/01/2049	1,000	1,146
Sarasota County, Health Facilities Authority, Sunnyside Village Project, RB Callable 05/15/2025 @ 103
5.000%, 05/15/2033	600	663
4.000%, 05/15/2028	1,205	1,260
St. Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB Pre-Refunded @ 100
5.875%, 08/01/2020 (C)	500	538
Trout Creek, Community Development District, SAB
5.000%, 05/01/2028	355	358
4.500%, 05/01/2023	245	246
Village Community Development District No. 12, SAB
3.250%, 05/01/2023 (D)	1,000	1,007

		38,104

Georgia — 2.1%
Atlanta, Department of Aviation, Airport & Marina Revenue, Ser B, RB Callable 01/01/2022 @ 100
5.000%, 01/01/2037	2,000	2,166
5.000%, 01/01/2042	3,000	3,244
Atlanta, Development Authority, Georgia Proton Treatment Center Project, RB Callable 01/01/2028 @ 100
7.000%, 01/01/2040	9,000	8,940

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Gainesville & Hall County, Development Authority, Riverside Military Academy Project, RB Callable 03/01/2027 @ 100
5.000%, 03/01/2047	$1,500	$1,568
Georgia State, Municipal Electric Authority, Plant Voltage Units 3 & 4 Project, RB Callable 07/01/2025 @ 100
5.000%, 07/01/2060	5,000	5,283
Main Street Natural Gas, Ser B, RB Callable 06/01/2023 @ 100
2.145%, 04/01/2048 (A)	5,000	4,973

		26,174

Hawaii — 0.0%
Hawaii State, Special Purpose Revenue Authority, Ser B, RB Pre-Refunded @ 100
5.750%, 07/01/2020 (C)	500	536

Idaho — 0.1%
Idaho State, Health Facilities Authority, Trinity Health Group Project, Ser B, RB Pre-Refunded @ 100
6.250%, 12/01/2018 (C)	250	253
Idaho State, Health Facilities Authority, Valley Health Group, RB
4.000%, 11/15/2027	820	834
Idaho State, Housing & Finance Association, Compass Charter School Project, Ser A, RB Callable 07/01/2028 @ 100
4.625%, 07/01/2029 (D)	365	365

		1,452

Illinois — 7.6%
Belleville, Frank Scott Parkway Redevelopment Project, Ser A, TA Callable 10/04/2018 @ 100
5.700%, 05/01/2036	250	244
Chicago, Board of Education, GO, NATL
4.231%, 12/01/2023 (E)	545	452
Chicago, Board of Education, Ser A, GO Callable 12/01/2028 @ 100
5.000%, 12/01/2033	2,750	2,862
5.000%, 12/01/2034	1,400	1,451
5.000%, 12/01/2035	1,500	1,551
Chicago, Board of Education, Ser A, GO, NATL
2.832%, 12/01/2019 (E)	500	485
Chicago, Board of Education, Ser G, GO Callable 12/01/2027 @ 100
5.000%, 12/01/2034	3,000	3,112

88	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chicago, Neighborhoods Alive 21 Program, Ser 2002B, GO Callable 01/01/2025 @ 100
5.500%, 01/01/2034	$1,750	$1,884
Chicago, Project and Refunding, Ser 2005D, GO Callable 01/01/2025 @ 100
5.500%, 01/01/2034	3,500	3,768
5.500%, 01/01/2037	2,440	2,612
Chicago, Project and Refunding, Ser A, GO Callable 01/01/2027 @ 100
6.000%, 01/01/2038	10,500	11,878
Chicago, River Point Plaza Redevelopment Project, COP Callable 01/16/2023 @ 100
4.835%, 04/15/2028 (D)	2,000	1,995
Chicago, Sales Tax Revenue, Ser 2002, RB Pre-Refunded @ 100
5.000%, 01/01/2025 (C)	2,500	2,884
Chicago, Ser A, GO Callable 01/01/2025 @ 100
5.500%, 01/01/2033	11,000	11,875
Cook County, Ser A, GO Callable 11/15/2020 @ 100
5.250%, 11/15/2033	1,500	1,572
Hillside Village, Mannheim Redevelopment Project, TA Callable 10/04/2018 @ 102
7.000%, 01/01/2028	500	510
Illinois State, Finance Authority, Better Housing Foundation Icarus Portfolio Project, RB Callable 12/01/2022 @ 105
6.250%, 12/01/2052	1,490	1,486
5.250%, 12/01/2052	3,000	2,981
Illinois State, Finance Authority, Carle Foundation Project, Ser A, RB Callable 08/15/2021 @ 100
6.000%, 08/15/2041	200	219
Illinois State, Finance Authority, Friendship Village Schamurg Project, RB
5.000%, 02/15/2022	1,000	1,033
Illinois State, Finance Authority, Leafs Hockey Club Project, Ser A, RB Callable 10/04/2018 @ 100
6.000%, 03/01/2037 (B)	300	72
Illinois State, Finance Authority, OSF Health Care System Project, Ser A, RB Pre-Refunded @ 100
7.125%, 05/15/2019 (C)	1,000	1,037

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Illinois State, Finance Authority, Plymouth Place, RB Callable 05/15/2025 @ 100
5.000%, 05/15/2037	$500	$516
Illinois State, GO
5.000%, 02/01/2026	5,970	6,353
Illinois State, GO Callable 02/01/2019 @ 100
5.250%, 02/01/2028	2,500	2,513
Illinois State, GO Callable 07/01/2023 @ 100
5.500%, 07/01/2038	1,500	1,594
Illinois State, GO Callable 02/01/2024 @ 100
5.000%, 02/01/2039	5,000	5,135
Illinois State, Ser A, GO Callable 05/01/2028 @ 100
5.000%, 05/01/2042	2,800	2,915
4.625%, 05/01/2037	2,500	2,528
Illinois State, Ser C, GO Callable 11/01/2027 @ 100
5.000%, 11/01/2029	3,000	3,174
Illinois State, Ser D, GO
5.000%, 11/01/2026	3,000	3,198
5.000%, 11/01/2027	5,500	5,870
Illinois State, Sports Facilities Authority, RB
5.000%, 06/15/2023	1,010	1,063
Metropolitan Pier & Exposition Authority, Ser A, RB, NATL
2.266%, 12/15/2018 (E)	2,660	2,642
Metropolitan Pier & Exposition Authority, Ser B, RB, AGM
4.751%, 06/15/2045 (E)	7,500	2,290
Will County, Community High School District No. 210 Lincoln-Way, Ser B, GO
5.136%, 01/01/2033 (E)	100	45
4.953%, 01/01/2031 (E)	300	154
4.577%, 01/01/2029 (E)	400	232

		96,185

Indiana — 1.0%
Allen County, Storypoint Fort Wayne Project, RB Callable 01/15/2024 @ 104
6.750%, 01/15/2043 (D)	1,500	1,610
Chesterton, Economic Development Revenue, Storypoint Chesterton Project, Ser A, RB Callable 01/15/2024 @ 104
6.250%, 01/15/2043 (D)	5,475	5,695

SEI Tax Exempt Trust / Annual Report / August 31, 2018	89

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Indiana State, Finance Authority, Educational Facilities, Indiana Historical Project, RB Callable 07/01/2020 @ 100
5.000%, 07/01/2040	$375	$392
Indiana State, Finance Authority, Ohio River Bridge Project, AMT, RB Callable 07/01/2023 @ 100
5.000%, 07/01/2048	1,000	1,060
Indiana State, Municipal Power Agency, Ser B, RB Pre-Refunded @ 100
6.000%, 01/01/2019 (C)	1,000	1,014
Jasper County, Pollution Control Board, Ser C, RB, NATL
5.850%, 04/01/2019	1,000	1,022
Vigo County, Hospital Authority, Union Hospital Project, RB Pre-Refunded @ 100
7.500%, 09/01/2021 (C)	1,215	1,328

		12,121

Iowa — 0.2%
Iowa State, Finance Authority, Council Bluffs Project, RB
3.950%, 08/01/2023	250	251
Iowa State, Finance Authority, Deerfield Retirement Community Project, RB
0.000%, 05/15/2056 (B)	125	2
Iowa State, Finance Authority, Deerfield Retirement Community Project, RB Callable 11/15/2024 @ 100
5.400%, 11/15/2046 (A)	667	699
Iowa State, Finance Authority, Lifespace Communities Project, Ser A, RB Callable 05/15/2027 @ 100
5.000%, 05/15/2048	1,000	1,066
Iowa State, Student Loan Liquidity, Ser A, AMT, RB
5.000%, 12/01/2026	725	810

		2,828

Kansas — 0.5%
Kansas State, Development Finance Authority, Adventist Health System, RB Pre-Refunded @ 100
5.750%, 11/15/2019 (C)	500	524
Kansas State, Development Finance Authority, Village of Shalom Project, Ser A, RB Callable 11/15/2023 @ 104
5.500%, 11/15/2038	1,025	1,061

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Lenexa, Lakeview Village Project, Ser A, RB Callable 05/15/2025 @ 103
5.000%, 05/15/2028	$1,000	$1,099
Wichita, Presbyterian Manor Project, Ser I, RB Callable 05/15/2025 @ 103
5.000%, 05/15/2028	500	540
Wyandotte County, Kansas City Unified Government, RB
6.401%, 09/01/2034 (D)(E)	3,000	1,097
Wyandotte County, Kansas City Unified Government, RB Callable 12/01/2026 @ 100
4.500%, 06/01/2040	2,000	2,022

		6,343

Kentucky — 0.5%
Kentucky State, Economic Development Finance Authority, Baptist Healthcare System, RB
5.079%, 08/15/2048	2,200	2,254
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health Systems Project, Ser A, RB Pre-Refunded @ 100
6.375%, 06/01/2020 (C)	500	538
Kentucky State, Economic Development Finance Authority, Rosedale Green Project, RB Callable 11/15/2025 @ 100
5.750%, 11/15/2050	2,000	2,064
Owen County, Waterworks System Revenue Authority, American Water Project, Ser B, RB Callable 09/01/2019 @ 100
5.625%, 09/01/2039	1,000	1,037

		5,893

Louisiana — 0.6%
Louisiana State, Gasoline & Fuels Tax Revenue, Ser C, RB Callable 11/01/2027 @ 100
5.000%, 05/01/2045	3,500	3,946
Louisiana State, Local Government Environmental Facilities & Community Development Authority, RB Callable 11/01/2028 @ 100
5.650%, 11/01/2037 (D)	1,000	1,028

90	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Project, Ser A2, RB Callable 11/01/2020 @ 100
6.500%, 11/01/2035	$750	$816
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB Pre-Refunded @ 100
6.500%, 05/15/2021 (C)	1,000	1,117
New Orleans, Aviation Board, Ser A1, RB, AGC Pre-Refunded @ 100
6.000%, 01/01/2019 (C)	500	507

		7,414

Maine — 0.5%
Maine State, Finance Authority, Solid Waste Disposal, Coastal Resource, AMT, RB Callable 12/15/2026 @ 100
5.375%, 12/15/2033 (D)	3,000	3,109
Maine State, Health & Higher Educational Facilities Authority, Eastern Maine Health Care, Ser A, RB Callable 07/01/2026 @ 100
5.000%, 07/01/2046	2,600	2,718

		5,827

Maryland — 2.0%
Maryland State, Economic Development Authority, Marine Terminals Project, RB Callable 09/01/2020 @ 100
5.750%, 09/01/2025	8,750	9,098
Maryland State, Health & Higher Educational Facilities Authority, Ascension Health Project, Ser B, RB Callable 11/15/2021 @ 100
5.000%, 11/15/2051	4,500	4,830
Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins Health Center Project, Ser C, RB Callable 05/15/2023 @ 100
5.000%, 05/15/2043	10,000	10,929

		24,857

Massachusetts — 0.5%
Massachusetts State, Development Finance Agency, Emerson College Project, Ser A, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2047	2,500	2,707

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Massachusetts State, Development Finance Agency, Emerson College Project, Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2037	$1,600	$1,763
Massachusetts State, Development Finance Agency, Foxborough Regional Charter School Project, Ser A, RB Pre-Refunded @ 100
7.000%, 07/01/2020 (C)	1,500	1,641
Massachusetts State, Educational Financing Authority, Ser I, RB Callable 01/01/2020 @ 100
6.000%, 01/01/2028	475	490

		6,601

Michigan — 1.7%
Flint, Hospital Building Authority, Hurley Medical Center, Ser B, RB
4.000%, 07/01/2019	1,350	1,362
Grand Traverse Academy, Public School Academy Revenue and Refunding, RB Callable 10/04/2018 @ 100
5.000%, 11/01/2036	300	296
Michigan State, Finance Authority, Detroit Water and Sewerage Project, Senior Lien, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2044	4,500	4,831
Michigan State, Finance Authority, Detroit Water and Sewerage Project, Senior Lien, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2033	3,000	3,283
Michigan State, Finance Authority, Local Government Loan Program, RB Callable 10/01/2024 @ 100
4.500%, 10/01/2029	5,750	6,059
Michigan State, Public Educational Facilities Authority, Long-Term Obligation Bradford Project, RB Callable 10/04/2018 @ 101
6.500%, 09/01/2037 (D)	750	566
Michigan State, Strategic Fund, Events Center Project, Ser A, TA Callable 10/04/2018 @ 100
4.125%, 07/01/2045 (A)	500	501
Michigan State, Tobacco Settlement Finance Authority, Ser C, RB Callable 06/01/2033 @ 11
13.754%, 06/01/2058 (E)	145,250	4,545

SEI Tax Exempt Trust / Annual Report / August 31, 2018	91

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Royal Oak, Hospital Finance Authority, William Beaumont Hospital Project, Ser V, RB Pre-Refunded @ 100
8.250%, 09/01/2018 (C)	$500	$500

		21,943

Minnesota — 0.2%
Independence, Beacon Academy Project, Ser A, RB
4.250%, 07/01/2026	1,000	995
Minneapolis, Education Authority, Twin Cities International School, RB Callable 12/01/2027 @ 100
5.000%, 12/01/2032 (D)	750	757
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Pre-Refunded @ 100
6.750%, 11/15/2018 (C)	300	303
St. Cloud, Stride Academy Project, Ser A, RB
3.750%, 04/01/2026	415	254

		2,309

Missouri — 1.0%
Lees Summit, Industrial Development Authority, John Knox Village Project, RB Callable 08/15/2025 @ 103
5.000%, 08/15/2042	1,000	1,052
Lees Summit, Special Obligation Tax, Summit Fair Project, TA
3.500%, 11/01/2023 (D)	785	777
Lees Summit, Special Obligation Tax, Summit Fair Project, TA Pre-Refunded @ 100
5.625%, 04/01/2019 (C)	140	143
Manchester, Highway 141/Manchester Road Project, TA Callable 11/01/2019 @ 100
6.875%, 11/01/2039	250	252
Missouri State, Health & Educational Facilities Authority, SSM Health, Ser A, RB Callable 06/01/2028 @ 100
4.000%, 06/01/2048	1,750	1,767
Missouri State, Health & Educational Facilities Authority, Stars-Mercy Health System, Ser A, RB, AMBAC
3.056%, 06/01/2031 (A)	2,500	2,500
Missouri State, Health & Educational Facilities Authority, Stars-Mercy Health System, Ser C, RB, AMBAC Callable 09/04/2018 @ 100
3.036%, 06/01/2031 (A)	3,625	3,625

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
St. Louis, Land Clearance for Redevelopment Authority, National Geospacial Intelligence, RB Callable 12/01/2026 @ 100
5.125%, 06/01/2046	$2,500	$2,658

		12,774

Montana — 0.1%
Kalispel, Housing and Health Care Facilities, Immanuel Lutheran Project, RB Callable 05/15/2025 @ 102
5.250%, 05/15/2052	1,500	1,559

Nebraska — 0.6%
Central Plains, Energy Project No. 3, RB Callable 09/01/2022 @ 100
5.000%, 09/01/2042	5,000	5,448
Nebraska State, Public Power District, Ser A, RB Callable 01/01/2022 @ 100
5.000%, 01/01/2031	2,200	2,383

		7,831

Nevada — 0.8%
Nevada State, Department of Business & Industry, Fulcrum Sierra Biofuels Project, AMT, RB Callable 08/15/2028 @ 100
6.950%, 02/15/2038 (D)	3,000	3,041
Nevada State, Department of Business & Industry, Fulcrum Sierra Biofuels Project, AMT, RB Callable 12/15/2027 @ 100
5.125%, 12/15/2037 (D)	2,500	2,486
Nevada State, Department of Business & Industry, Somerset Academy Project, Ser A, RB Callable 12/15/2025 @ 100
4.500%, 12/15/2029 (D)	750	764
Reno, Sub-Ser D, RB Callable 07/01/2028 @ 14
6.980%, 07/01/2058 (D)(E)	10,000	800
Reno, TRAN Callable 07/01/2038 @ 31
6.402%, 07/01/2058 (D)(E)	23,000	2,561

		9,652

New Jersey — 2.6%
Burlington County, Bridge Commission, The Evergreens Project, RB Callable 10/04/2018 @ 100
5.625%, 01/01/2038	250	244

92	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New Jersey State, Economic Development Authority, RB Callable 03/01/2023 @ 100
5.000%, 03/01/2024	$1,055	$1,144
New Jersey State, Economic Development Authority, Ser A, RB Callable 10/04/2018 @ 100
6.000%, 05/15/2028 (B)	210	7
New Jersey State, Economic Development Authority, Ser BBB, RB Callable 12/15/2026 @ 100
5.500%, 06/15/2029	5,000	5,732
New Jersey State, Economic Development Authority, Sub-Ser A, RB Callable 07/01/2027 @ 100
3.125%, 07/01/2029	1,000	978
New Jersey State, Economic Development Authority, University Heights Charter School Project, RB
4.700%, 09/01/2028 (D)	325	328
New Jersey State, Economic Development Authority, University Heights Charter School Project, RB Callable 09/01/2028 @ 100
5.625%, 09/01/2038 (D)	400	418
5.375%, 09/01/2033 (D)	300	314
New Jersey State, Educational Facilities Authority, Stockton University, Ser A, RB Callable 07/01/2026 @ 100
5.000%, 07/01/2041	2,000	2,157
New Jersey State, Health Care Facilities Financing Authority, Hackensack Meridian Health Project, RB Callable 07/01/2027 @ 100
5.000%, 07/01/2057	2,250	2,488
New Jersey State, Tobacco Settlement Financing, Sub-Ser B, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2046	10,000	10,774
New Jersey State, Transportation Trust Fund Authority, Transportation Program, Ser AA, RB Callable 06/15/2025 @ 100
5.250%, 06/15/2041	1,250	1,350
New Jersey State, Turnpike Authority, Ser B, RB Callable 01/01/2028 @ 100
4.000%, 01/01/2034	3,620	3,819
South Jersey, Port Authority, Marine Terminal Project, Ser R, AMT, RB
4.000%, 01/01/2021	550	564

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
South Jersey, Transportation Authority, Ser A, RB Callable 11/01/2024 @ 100
5.000%, 11/01/2039	$2,500	$2,706

		33,023

New Mexico — 0.2%
Farmington, Pollution Control Authority, Public Service Project, Ser B, RB Callable 11/01/2020 @ 100
4.700%, 09/01/2024	2,000	2,109

New York — 5.0%
Brooklyn Arena, Local Development Authority, Barclays Center Project, RB Pre-Refunded @ 100
6.375%, 01/15/2020 (C)	500	532
6.250%, 01/15/2020 (C)	1,500	1,594
Build NYC Resource, NYU Law School Project, RB Callable 01/01/2026 @ 100
5.000%, 07/01/2041	1,500	1,604
Hempstead Town, Local Development, Academy Christian School Project, RB Callable 02/01/2028 @ 100
6.760%, 02/01/2048	1,000	1,001
Metropolitan New York, Transportation Authority, Ser D, RB Callable 11/15/2022 @ 100
5.000%, 11/15/2028	3,000	3,309
New York & New Jersey, Port Authority, JFK International Airport Terminal Project, RB Callable 12/01/2020 @ 100
6.000%, 12/01/2036	1,000	1,090
New York City, Industrial Development Agency, Brooklyn Navy Yard Project, AMT, RB Callable 10/04/2018 @ 100
5.750%, 10/01/2036	1,000	1,009
New York City, Industrial Development Agency, Yankee Stadium Project, RB, NATL
3.752%, 03/01/2026 (A)	425	422
3.742%, 03/01/2025 (A)	400	400
New York Counties, Tobacco Trust IV, Ser E, RB Callable 09/19/2018 @ 10
14.700%, 06/01/2055 (E)	50,000	3,501
New York Counties, Tobacco Trust V, RB Callable 09/19/2018 @ 8
7.953%, 06/01/2055 (E)	15,000	1,058

SEI Tax Exempt Trust / Annual Report / August 31, 2018	93

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB Pre-Refunded @ 100
6.000%, 07/01/2020 (C)	$500	$538
New York State, Dormitory Authority, Pace University Project, Ser A, RB Pre-Refunded @ 100
5.000%, 05/01/2023 (C)	10	11
New York State, Energy Research & Development Authority, RB
3.500%, 10/01/2029	5,000	5,009
New York State, Liberty Development Authority, Bank of America Tower Project, RB Callable 01/15/2020 @ 100
6.375%, 07/15/2049	1,000	1,049
New York State, Liberty Development Authority, Goldman Sachs Headquarters Project, RB
5.500%, 10/01/2037	1,000	1,273
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/2021 @ 100
5.750%, 11/15/2051	4,000	4,434
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/2024 @ 100
5.375%, 11/15/2040 (D)	4,000	4,403
5.000%, 11/15/2044 (D)	9,750	10,247
New York State, Transportation Development Authority, LaGuardia Airport Terminal B Redevelopment Project, AMT, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2046	3,985	4,248
New York State, Transportation Development Authority, LaGuardia Delta Airlines Project, AMT, RB Callable 01/01/2028 @ 100
4.000%, 01/01/2036	4,000	4,043
Niagara Area, Development Authority, Covanta Energy Project, AMT, RB Callable 10/04/2018 @ 100
5.250%, 11/01/2042 (D)	2,000	2,014
Oyster Bay, Public Improvement Authority, GO
4.000%, 02/15/2020	1,000	1,024
TSASC, Tobacco Settlement Bond, Ser A, RB Callable 06/01/2027 @ 100
5.000%, 06/01/2033	5,790	6,398

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Ulster County, Capital Resource, Woodland Pond at New Paltz, RB Callable 09/15/2024 @ 103
5.250%, 09/15/2047	$1,000	$994
5.250%, 09/15/2053	2,500	2,461

		63,666

North Carolina — 0.3%
North Carolina State, Eastern Municipal Power Agency, Ser B, RB Pre-Refunded @ 100
5.000%, 01/01/2019 (C)	1,000	1,011
North Carolina State, Medical Care Commission, Galloway Ridge Project, Ser A, RB Callable 01/01/2020 @ 100
6.000%, 01/01/2039	1,335	1,384
North Carolina State, Medical Care Commission, United Church Homes and Services, RB
5.000%, 09/01/2022	465	495
5.000%, 09/01/2023	610	655
North Carolina State, Medical Care Commission, United Church Homes and Services, RB Callable 09/01/2022 @ 100
4.000%, 09/01/2025	500	509

		4,054

Ohio — 6.5%
Buckeye, Tobacco Settlement Financing Authority, Ser A2, RB Callable 09/19/2018 @ 100
6.500%, 06/01/2047	5,765	5,885
5.875%, 06/01/2047	18,375	18,491
5.750%, 06/01/2034	655	659
5.375%, 06/01/2024	2,870	2,870
5.125%, 06/01/2024	28,205	28,121
Buckeye, Tobacco Settlement Financing Authority, Sub-Ser C, RB Callable 09/19/2018 @ 8
9.640%, 06/01/2052 (E)	32,000	1,517
Butler County, Hospital Facilities Authority, UC Health Project, RB Pre-Refunded @ 100
5.500%, 11/01/2020 (C)	500	539
Cleveland-Cuyahoga County, Port Authority, Playhouse Square Foundation Project, RB Callable 12/01/2028 @ 100
5.500%, 12/01/2043	940	1,041
5.000%, 12/01/2033	2,460	2,673

94	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Hamilton County, Health Care Facilities Authority, Christ Hospital Project, RB Callable 06/01/2022 @ 100
5.500%, 06/01/2042	$5,000	$5,509
Lake County, Port & Economic Development Authority, 1st Mortgage - Tapestry Wickliffe, RB Callable 12/01/2027 @ 100
6.750%, 12/01/2052 (D)	1,750	1,844
Montgomery County, Trousdale Foundation Properties Project, RB Callable 04/01/2028 @ 100
6.000%, 04/01/2038 (D)	2,215	2,175
Ohio State, Air Quality Development Authority, AK Steel Holding Project, AMT, RB Callable 02/01/2022 @ 100
6.750%, 06/01/2024	1,500	1,547
Ohio State, Air Quality Development Authority, First Energy Generation Project, Ser S, RB
3.750%, 12/01/2023 (A)(B)	4,500	2,700
Ohio State, Air Quality Development Authority, Ohio Valley Electric, Ser E, RB
5.625%, 10/01/2019	1,130	1,156
Ohio State, Turnpike Commission, Infrastructure Project, Ser A1, RB Callable 02/15/2023 @ 100
5.000%, 02/15/2028	3,000	3,319
Portage County, Port Authority, Northeast Ohio Medical University Project, RB Callable 06/01/2022 @ 100
5.000%, 12/01/2026	1,500	1,576

		81,622

Oklahoma — 0.4%
Comanche County, Hospital Authority, RB Callable 07/01/2024 @ 100
5.000%, 07/01/2025	1,500	1,619
Oklahoma State, Development Finance Authority, OU Medicine Project, Ser B, RB Callable 08/15/2028 @ 100
5.500%, 08/15/2057	500	566
Payne County, Economic Development Authority, Epworth Living Retirement Community, RB Callable 11/01/2026 @ 100
7.000%, 11/01/2051 (B)	3,250	1,625
6.875%, 11/01/2046 (B)	1,625	813
6.625%, 11/01/2036 (B)	785	392

		5,015

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Oregon — 0.3%
Clackamas County, Hospital Facility Authority, Mary’s Woods at Maryhusrt, RB Callable 05/15/2020 @ 100
3.200%, 05/15/2025	$770	$772
Clackamas County, Hospital Facility Authority, Senior Living Williamette Village, RB Callable 11/15/2025 @ 102
5.000%, 11/15/2047	1,500	1,611
Oregon State, Business Development Commission, Red Rock Biofuels LLC, AMT, RB Callable 04/01/2028 @ 100
6.500%, 04/01/2031 (D)	1,250	1,250
Oregon State, Facilities Authority, Concordia University Project, Ser A, RB Pre-Refunded @ 100
6.375%, 09/01/2020 (C)(D)	150	163

		3,796

Pennsylvania — 2.4%
Allegheny County, Higher Education Building Authority, Robert Morris University Project, Ser A, RB Pre-Refunded @ 100
6.000%, 10/15/2018 (C)	250	251
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
5.000%, 05/01/2028 (D)	1,000	1,116
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB Callable 05/01/2027 @ 100
5.000%, 05/01/2042 (D)	1,345	1,447
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB Callable 05/01/2028 @ 100
5.000%, 05/01/2033 (D)	1,000	1,100
Berks County, Industrial Development Authority, The Highlands at Wyomissing Project, RB Callable 05/15/2025 @ 102
5.000%, 05/15/2029	300	330
Blythe Township, Solid Waste Authority, AMT, RB Callable 12/01/2027 @ 100
7.750%, 12/01/2037	4,000	4,198

SEI Tax Exempt Trust / Annual Report / August 31, 2018	95

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Chester County, Industrial Development Authority, Woodlands at Graystone Project, SAB
4.375%, 03/01/2028	$275	$274
Cumberland County, Municipal Authority, Asbury Obligation Group, RB Callable 01/01/2020 @ 100
6.000%, 01/01/2030	2,500	2,588
Cumberland County, Municipal Authority, Messiah Village Project, Ser A, RB Callable 10/04/2018 @ 100
6.000%, 07/01/2035	250	251
Dauphin County, General Authority, Pinnacle Health Systems Project, RB Pre-Refunded @ 100
6.000%, 06/01/2019 (C)	680	702
Dauphin County, General Authority, Pinnacle Health Systems Project, RB Callable 06/01/2019 @ 100
6.000%, 06/01/2036	120	123
Delaware County, University Revenue Authority, Neumann University Project, RB Callable 10/01/2020 @ 100
5.250%, 10/01/2031	1,000	1,038
Franklin County, Industrial Development Authority, Menno-Haven Project, RB
5.000%, 12/01/2025	495	533
Montgomery County, Higher Education & Health Authority, Thomas Jefferson University, RB Callable 09/01/2028 @ 100
4.000%, 09/01/2049	1,000	998
Pennsylvania State, Commonwealth Financing Authority, Tobacco Master Settlement, RB
5.000%, 06/01/2025	1,000	1,132
Pennsylvania State, Commonwealth Financing Authority, Tobacco Master Settlement, RB Callable 06/01/2028 @ 100
5.000%, 06/01/2034	2,000	2,249
Pennsylvania State, Higher Educational Facilities Authority, Edinboro University Foundation Project, Ser 2010, RB Pre-Refunded @ 100
6.000%, 07/01/2020 (C)	250	268
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB Callable 07/01/2022 @ 100
5.625%, 07/01/2036	1,975	2,139

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Philadelphia, Industrial Development Authority, Global Leadership Academy Project, Ser 2010, RB Callable 11/15/2020 @ 100
5.750%, 11/15/2030	$1,000	$1,022
Philadelphia, Industrial Development Authority, Ser A, RB Callable 10/04/2018 @ 100
5.500%, 09/15/2037	250	250
Philadelphia, Industrial Development Authority, University Arts, RB
5.000%, 03/15/2020 (D)	1,145	1,167
Philadelphia, Industrial Development Authority, University Square Apartments Project, RB Callable 12/01/2026 @ 100
5.500%, 12/01/2058 (D)	2,000	1,958
Scranton, GO
5.000%, 09/01/2023 (D)	1,000	1,078
Southcentral Pennsylvania, General Authority, York Academy Regional Christian School Program, RB Callable 07/15/2028 @ 100
6.500%, 07/15/2048 (D)	2,800	3,000
Washington County, Redevelopment Authority, TA
4.000%, 07/01/2023	850	853
West Cornwall Township, Municipal Authority, Pleasant View Retirement Community, RB
3.000%, 12/15/2023	580	579

		30,644

Puerto Rico — 2.7%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB Callable 10/04/2018 @ 100
6.000%, 07/01/2038	8,735	8,320
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB, AGC Callable 10/04/2018 @ 100
5.125%, 07/01/2047	2,300	2,340
Puerto Rico Commonwealth, Government Employees Retirement System, Ser Senior A, RB Callable 10/04/2018 @ 100
6.200%, 07/01/2039 (B)	2,000	655
Puerto Rico Commonwealth, Ser A, GO 5.125%, 07/01/2028 (B)	560	312
Puerto Rico Commonwealth, Ser A, GO Callable 07/01/2020 @ 100
8.000%, 07/01/2035 (B)	5,440	2,951

96	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Puerto Rico, Electric Power Authority, Ser A, RB Callable 07/01/2022 @ 100
5.000%, 07/01/2042 (B)	$2,755	$1,781
Puerto Rico, Electric Power Authority, Ser UU, RB, AGM Callable 10/04/2018 @ 100
2.086%, 07/01/2029 (A)	9,040	8,475
Puerto Rico, Electric Power Authority, Ser V, RB
5.500%, 07/01/2020 (B)	1,380	892
Puerto Rico, Electric Power Authority, Ser V, RB, AGM
5.250%, 07/01/2031	3,350	3,923
Puerto Rico, Highway & Transportation Authority, Ser L, RB, AGC
5.250%, 07/01/2041	3,345	4,018

		33,667

Rhode Island — 0.6%
Providence, Redevelopment Agency, Ser A, RB Callable 04/01/2025 @ 100
5.000%, 04/01/2027	1,110	1,208
Rhode Island State, Tobacco Settlement Financing Authority, Ser B, RB Callable 06/01/2025 @ 100
5.000%, 06/01/2050	6,250	6,556

		7,764

South Carolina — 0.1%
South Carolina State, Jobs-Economic Development Authority, Repower S. Berkelley Project, AMT, RB Callable 02/01/2023 @ 104
6.250%, 02/01/2045 (D)	1,000	1,025

South Dakota — 0.2%
Minnehaha County, Bethany Lutheran Home for the Aged Project, RB Callable 10/04/2018 @ 100
5.500%, 12/01/2035	2,000	2,000

Tennessee — 1.7%
Bristol, Industrial Development Board, Pinnacle Project, TA Callable 06/01/2026 @ 100
5.625%, 06/01/2035	2,000	2,050
Bristol, Industrial Development Board, Sales Tax Revenue, Ser A, RB Callable 12/01/2026 @ 100
5.125%, 12/01/2042 (D)	2,000	1,903

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Bristol, Industrial Development Board, Sales Tax Revenue, Ser B, RB
5.530%, 12/01/2024 (D)(E)	$3,810	$2,786
Franklin, Health & Educational Facilities Board, Proton Therapy Center Project, Ser 2017A, RB Callable 06/01/2027 @ 100
7.500%, 06/01/2047 (D)	2,500	2,656
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, Ser 2010A, RB Pre-Refunded @ 100
6.000%, 07/01/2020 (C)	500	537
Memphis-Shelby County, Industrial Development Board, Graceland Project, TA Callable 07/01/2027 @ 100
5.500%, 07/01/2037	700	751
Tennessee State, Energy Acquisition, RB Callable 08/01/2025 @ 100
4.000%, 11/01/2049 (A)	3,000	3,178
Tennessee State, Energy Acquisition, Ser A, RB
5.250%, 09/01/2026	2,355	2,722
Tennessee State, Energy Acquisition, Ser C, RB
5.000%, 02/01/2027	4,000	4,514

		21,097

Texas — 8.7%
Austin, Convention Enterprises, Convention Center Hotel, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2032	300	330
5.000%, 01/01/2034	300	327
Bexar County, Hospital District, GO Callable 02/15/2027 @ 100
4.000%, 02/15/2043	8,000	8,190
Central Texas, Regional Mobility Authority, Senior Lien, Ser 2011, RB Pre-Refunded @ 100
6.000%, 01/01/2021 (C)	1,000	1,091
Clifton, Higher Education Finance Authority, Idea Public Schools Project, RB Pre-Refunded @ 100
5.500%, 08/15/2021 (C)	1,000	1,096
Clifton, Higher Education Finance Authority, Uplift Education Project, Ser A, RB Pre-Refunded @ 100
6.125%, 12/01/2020 (C)	500	546

SEI Tax Exempt Trust / Annual Report / August 31, 2018	97

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Grand Parkway Transportation, Revenue Toll Authority, Ser B, RB Callable 10/01/2023 @ 100
5.000%, 04/01/2053	$7,000	$7,640
Harris County, Cultural Education Facilities Finance Authority, Baylor College Medical Center Project, RB Callable 11/15/2022 @ 100
4.750%, 11/15/2046	2,725	2,860
Harris County, Health Facilities Development Authority, Hermann Health Care Systems Project, Ser B, RB Pre-Refunded @ 100
7.250%, 12/01/2018 (C)	250	253
Harris County, Ser B, RB, AMBAC Callable 10/04/2018 @ 100
2.220%, 08/15/2035 (A)	3,500	3,260
Houston, Airport Systems Revenue Authority, Special Facilities, Continental Airlines Project, Ser A, AMT, RB Callable 07/15/2021 @ 100
6.625%, 07/15/2038	3,000	3,268
Houston, Higher Education Finance Authority, Cosmos Foundation, Ser S, RB Pre-Refunded @ 100
6.500%, 05/15/2021 (C)	805	901
Lewisville, SAB Callable 09/01/2022 @ 103
6.000%, 09/01/2037 (D)	1,000	1,039
New Hope, Cultural Education Facilities, Cardinal Bay Village Project, RB Callable 07/01/2026 @ 100
5.500%, 07/01/2046	1,250	1,349
5.000%, 07/01/2031	250	268
5.000%, 07/01/2046	4,000	4,225
New Hope, Cultural Education Facilities, Carillon Lifecare Community Project, RB Callable 07/01/2024 @ 102
5.000%, 07/01/2036	1,250	1,286
5.000%, 07/01/2046	1,000	1,020
New Hope, Cultural Education Facilities, Edgemere Project, RB Callable 01/01/2024 @ 103
5.000%, 01/01/2047	2,000	2,101
Newark, Higher Education Finance, Austin Achieve Public Schools Project, RB Callable 06/15/2022 @ 100
5.000%, 06/15/2033	150	153
5.000%, 06/15/2038	375	381
4.250%, 06/15/2028	150	150
North Texas, Tollway Authority, Ser A, RB Callable 02/01/2020 @ 100
6.250%, 02/01/2023	2,000	2,110

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
North Texas, Tollway Authority, Ser B, RB Callable 01/01/2023 @ 100
5.000%, 01/01/2040	$1,500	$1,628
North Texas, Tollway Authority, Ser B, RB Callable 01/01/2025 @ 100
5.000%, 01/01/2045	6,000	6,595
North Texas, Tollway Authority, Ser B, RB Callable 01/01/2027 @ 100
5.000%, 01/01/2048	2,500	2,767
Pharr, Higher Education Finance Authority, Idea Public Schools Project, RB Pre-Refunded @ 100
6.500%, 08/15/2019 (C)	90	94
Pharr, Higher Education Finance Authority, Idea Public Schools Project, Ser S, RB Pre-Refunded @ 100
6.500%, 08/15/2019 (C)	410	428
Port Beaumont, Navigation District, Jefferson Energy Project, AMT, RB
7.250%, 02/01/2036 (A)(D)	17,750	18,460
Red River, Health Facilities Development Authority, Wichita Falls Retirement Foundation Project, RB Callable 01/01/2022 @ 100
5.500%, 01/01/2032	500	522
5.125%, 01/01/2041	500	513
San Juan, Higher Education Finance Authority, Idea Public Schools Project, Ser A, RB Pre-Refunded @ 100
6.700%, 08/15/2020 (C)	500	546
Tarrant County, Cultural Education Facilities Finance Authority, Baylor Health Project, RB Pre-Refunded @ 100
6.250%, 11/15/2018 (C)	500	505
Tarrant County, Cultural Education Facilities Finance Authority, Edgemere Project, Ser B, RB
4.000%, 11/15/2025	1,350	1,386
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser A, RB
5.250%, 12/15/2023	670	756
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser D, RB
6.250%, 12/15/2026	17,430	20,181
Texas State, Municipal Gas Acquisition & Supply II, Ser A, RB
2.438%, 09/15/2027 (A)	2,265	2,245
Texas State, Municipal Gas Acquisition & Supply III, RB Callable 12/15/2022 @ 100
5.000%, 12/15/2029	5,000	5,411

98	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Wise County, Parker County Junior College District Project, Ser 2011, RB Callable 08/15/2021 @ 100
8.000%, 08/15/2034	$1,000	$1,106
Woodloch, Health Facilities Development, Inspired Living Lewsville Project, RB Callable 06/01/2020 @ 105
6.750%, 12/01/2051 (D)	2,500	2,594

		109,581

Utah — 0.1%
Utah State, Charter School Finance Authority, Early Light Academy Project, RB
4.500%, 07/15/2027 (D)	800	791

Vermont — 0.1%
Vermont State, Economic Development Authority, Central Vermont Public Service Project, RB
5.000%, 12/15/2020	750	795
Vermont State, Student Assistance, Ser A, AMT, RB Callable 06/15/2026 @ 100
5.000%, 06/15/2028	550	599

		1,394

Virgin Islands — 1.0%
Virgin Islands, Public Finance Authority, RB
5.000%, 10/01/2024	1,920	1,910
Virgin Islands, Public Finance Authority, RB Callable 10/01/2019 @ 100
5.000%, 10/01/2025	1,250	1,241
Virgin Islands, Public Finance Authority, Ser A, RB Callable 10/01/2019 @ 100
6.750%, 10/01/2037	2,195	2,195
Virgin Islands, Public Finance Authority, Ser A, RB Callable 10/01/2022 @ 100
5.000%, 10/01/2032	4,250	4,197
Virgin Islands, Public Finance Authority, Ser B, RB Callable 10/01/2020 @ 100
5.250%, 10/01/2029	3,870	3,686

		13,229

Virginia — 1.0%
Chesterfield County, Economic Development Authority, Brandermill Woods Project, RB Callable 01/01/2022 @ 100
5.125%, 01/01/2043	1,000	1,029

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Hanover County, Economic Development Authority, Covenant Woods Project, RB Callable 07/01/2024 @ 103
5.000%, 07/01/2038	$375	$401
5.000%, 07/01/2048	700	744
3.625%, 07/01/2028	575	572
James City County, Economic Development Authority, United Methodist Home Project, RB Callable 10/04/2018 @ 100
2.000%, 10/01/2048	40	3
James City County, Economic Development Authority, United Methodist Home Project, RB Callable 06/01/2023 @ 100
6.000%, 06/01/2043	2,259	2,191
Lewistown Commerce Center, Community Development Authority, RB Callable 03/01/2024 @ 103
6.050%, 03/01/2044	110	106
Lewistown Commerce Center, Community Development Authority, Ser C, RB Callable 10/04/2018 @ 100
6.050%, 03/01/2054	118	22
Virginia State, Small Business Financing Authority, Covanta Project, AMT, RB Callable 07/01/2023 @ 100
5.000%, 01/01/2048 (A)(D)	500	515
Virginia State, Small Business Financing Authority, Transform 66 P3 Project, AMT, RB Callable 06/30/2027 @ 100
5.000%, 12/31/2049	2,500	2,721
5.000%, 12/31/2056	3,500	3,793

		12,097

Washington — 1.3%
Kalispel, Tribe of Indians, Ser A, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2032 (D)	1,000	1,040
Kalispel, Tribe of Indians, Ser B, RB Callable 01/01/2028 @ 100
5.000%, 01/01/2032 (D)	250	260
Skagit County, Public Hospital District No. 1, Skagit Regional Health, RB Callable 12/01/2026 @ 100
5.000%, 12/01/2028	1,000	1,105
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB Callable 12/01/2020 @ 100
5.750%, 12/01/2035	1,500	1,575

SEI Tax Exempt Trust / Annual Report / August 31, 2018	99

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Washington State, Health Care Facilities Authority, Catholic Health Initiatives Project, RB Callable 07/01/2024 @ 100
2.960%, 01/01/2035 (A)	$1,500	$1,523
Washington State, Health Care Facilities Authority, Catholic Health Initiatives Project, Ser D, RB Callable 10/04/2018 @ 100
6.375%, 10/01/2036	400	401
Washington State, Health Care Facilities Authority, Kadlec Regional Medical Center Project, RB Pre-Refunded @ 100
5.500%, 12/01/2020 (C)	1,500	1,619
Washington State, Housing Finance Commission, Bayview Manor Homes, Ser B, RB Callable 10/04/2018 @ 100
2.800%, 07/01/2021 (D)	340	339
Washington State, Housing Finance Commission, Judson Park Project, RB
3.700%, 07/01/2023 (D)	440	442
Washington State, Housing Finance Commission, Judson Park Project, RB Callable 07/01/2025 @ 102
5.000%, 07/01/2033 (D)	225	238
4.000%, 07/01/2028 (D)	400	400
Washington State, Tobacco Settlement Authority, RB Callable 06/01/2021 @ 100
5.250%, 06/01/2032	5,000	5,338
Washington State, Tobacco Settlement Authority, RB Callable 06/01/2022 @ 100
5.250%, 06/01/2033	2,500	2,700

		16,980

West Virginia — 0.3%
Tobacco Settlement, Finance Authority, Ser B, RB Callable 09/19/2018 @ 9
17.017%, 06/01/2047 (E)	67,000	4,139

Wisconsin — 2.1%
Wisconsin State, Health & Educational Facilities Authority, Benevolent Cedar Community, RB
5.000%, 06/01/2021	1,005	1,060

Description	Face Amount (Thousands)	Market Value ($ Thousands)

MUNICIPAL BONDS (continued)
Wisconsin State, Health & Educational Facilities Authority, RB Callable 08/01/2025 @ 103
5.250%, 08/01/2048	$1,500	$1,478
5.000%, 08/01/2028	1,230	1,248
Wisconsin State, Public Finance Authority, 1st Mortgage Vista Grande Village Project, RB Callable 07/01/2025 @ 100
6.500%, 07/01/2050 (D)	1,750	1,835
Wisconsin State, Public Finance Authority, Barton College Project, Ser A, RB Callable 03/01/2028 @ 100
5.000%, 03/01/2038	2,500	2,562
5.000%, 03/01/2048	1,500	1,524
Wisconsin State, Public Finance Authority, Celanese Project, Ser B, AMT, RB
5.000%, 12/01/2025 (D)	2,000	2,257
Wisconsin State, Public Finance Authority, Delray Beach Radiation Therapy Project, RB Callable 11/01/2026 @ 100
7.000%, 11/01/2046 (D)	3,500	3,636
Wisconsin State, Public Finance Authority, Marys Woods at Marylhurst Project, RB Callable 05/15/2025 @ 102
5.250%, 05/15/2052 (D)	1,750	1,892
Wisconsin State, Public Finance Authority, Procure Proton Therapy Center Project, RB Callable 01/01/2028 @ 100
6.375%, 01/01/2048 (D)	1,750	1,772
6.250%, 01/01/2038 (D)	1,120	1,129
6.125%, 01/01/2033 (D)	2,200	2,229
Wisconsin State, Public Finance Authority, Procure Proton Therapy Center Project, RB Callable 07/01/2028 @ 100
7.000%, 07/01/2048 (D)	3,500	3,517

		26,139

Total Municipal Bonds (Cost $888,469) ($ Thousands)		943,038

CORPORATE OBLIGATIONS — 11.3%
Consumer Discretionary — 0.1%
General Motors Financial 5.750%, VAR ICE LIBOR USD 3 Month+3.598%, 03/30/2166	500	487

100	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)

Financials — 11.0%
Australia & New Zealand Banking Group
6.750%, VAR USD ICE Swap 11:00 NY 5 Yr+5.168%, 12/29/2049 (D)	$6,900	$7,159
AXA
6.379%, VAR ICE LIBOR USD 3 Month+2.256%, 12/31/2049 (D)	5,200	5,538
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month+4.174%, 12/31/2049	1,700	1,834
6.300%, VAR ICE LIBOR USD 3 Month+4.553%, 12/29/2049	1,800	1,926
Bank of New York Mellon
4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/31/2049	700	715
4.625%, VAR ICE LIBOR USD 3 Month+3.131%, 12/29/2049	7,000	6,737
Bank of Nova Scotia
4.650%, VAR ICE LIBOR USD 3 Month+2.648%, 12/29/2049	3,200	2,972
BNP Paribas
7.625%, VAR USD Swap Semi 30/360 5 Year Curr+6.314%, 12/29/2049 (D)	1,900	2,019
7.195%, VAR ICE LIBOR USD 3 Month+1.290%, 06/25/2037	2,300	2,404
7.195%, VAR ICE LIBOR USD 3 Month+1.290%, 12/31/2049 (D)	4,700	4,911
Charles Schwab
7.000%, VAR ICE LIBOR USD 3 Month+4.820%, 12/31/2049	7,325	8,039
Citigroup
6.250%, VAR ICE LIBOR USD 3 Month+4.517%, 12/29/2049	3,800	3,985
6.125%, VAR ICE LIBOR USD 3 Month+4.478%, 12/31/2049	1,000	1,046
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/29/2049	1,000	1,027
Citizens Financial Group
5.500%, VAR ICE LIBOR USD 3 Month+3.960%, 12/29/2049	5,000	5,105
CoBank ACB
6.250%, VAR ICE LIBOR USD 3 Month+4.660%, 12/29/2049	500	530
Credit Agricole
8.375%, VAR ICE LIBOR USD 3 Month+6.982%, 12/29/2049	400	417
8.375%, VAR ICE LIBOR USD 3 Month+6.982%, 12/31/2049 (D)	4,200	4,381
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.598%, 12/31/2049 (D)	2,000	2,125

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
6.250%, VAR USD Swap Semi 30/360 5 Year Curr+3.455%, 12/31/2049 (D)	$2,500	$2,494
HSBC Holdings PLC
6.875%, VAR USD ICE Swap 11:00 NY 5 Yr+5.514%, 12/31/2049	8,000	8,330
6.000%, VAR USD ICE Swap 11:00 NY 5 Yr+3.746%, 12/31/2049	1,500	1,453
Illinois Receivables Trust II
8.250%, 07/01/2019 (D)	926	923
ING Groep
6.500%, VAR USD Swap Semi 30/360 5 Year Curr+4.446%, 12/31/2049	3,500	3,400
JPMorgan Chase
6.750%, VAR ICE LIBOR USD 3 Month+3.780%, 12/31/2049	3,900	4,293
6.000%, VAR ICE LIBOR USD 3 Month+3.300%, 12/29/2049	2,000	2,084
5.809%, VAR ICE LIBOR USD 3 Month+3.470%, 12/31/2049	2,100	2,115
5.300%, VAR ICE LIBOR USD 3 Month+3.800%, 12/31/2049	1,200	1,225
KeyCorp
5.000%, VAR ICE LIBOR USD 3 Month+3.606%, 12/29/2049	3,000	2,959
Lloyds Banking Group
6.657%, VAR ICE LIBOR USD 3 Month+1.270%, 05/21/2037 (D)	3,500	3,600
6.657%, VAR ICE LIBOR USD 3 Month+1.270%, 05/21/2166	1,000	1,029
M&T Bank
5.125%, VAR ICE LIBOR USD 3 Month+3.520%, 12/29/2049	500	497
MetLife
5.250%, VAR ICE LIBOR USD 3 Month+3.575%, 12/29/2049	1,300	1,326
Nordea Bank MTN
6.125%, VAR USD Swap Semi 30/360 5 Year Curr+3.388%, 12/31/2049 (D)	5,000	4,919
5.500%, VAR USD ICE Swap 11:00 NY 5 Yr+3.563%, 09/23/2019	2,600	2,597
Northern Trust
4.600%, VAR ICE LIBOR USD 3 Month+3.202%, 12/29/2049	1,000	980
PNC Financial Services Group
6.750%, VAR ICE LIBOR USD 3 Month+3.678%, 12/31/2049	2,000	2,174
Progressive
5.375%, VAR ICE LIBOR USD 3 Month+2.539%, 12/31/2049	5,200	5,187
Rabobank Nederland
11.000%, VAR ICE LIBOR USD 3 Month+10.868%, 12/31/2049 (D)	10,000	10,588

SEI Tax Exempt Trust / Annual Report / August 31, 2018	101

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS (continued)
Royal Bank of Scotland Group
8.000%, VAR USD Swap Semi 30/360 5 Year Curr+5.720%, 12/29/2049	$200	$212
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+5.800%, 12/29/2049	700	718
4.654%, VAR ICE LIBOR USD 3 Month+2.320%, 12/29/2049	4,300	4,029
Societe Generale 8.000%,
VAR USD ICE Swap 11:00 NY 5 Yr+5.873%, 12/30/2049 (D)	1,800	1,919
Standard Chartered
7.014%, VAR ICE LIBOR USD 3 Month+1.460%, 07/30/2037 (D)	4,500	4,669
Wells Fargo
5.875%, VAR ICE LIBOR USD 3 Month+3.990%, 12/29/2049	2,411	2,541

		139,131

Utilities — 0.2%
NiSource
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.843%, 12/15/2166 (D)	2,500	2,531

Total Corporate Obligations (Cost $142,975) ($ Thousands)		142,149

	Shares

PREFERRED STOCK — 8.5%

Consumer Discretionary — 0.3%
Dairy Farmers of America
7.875%(D)	31,000	3,322

Financials — 7.8%
Aegon
6.375%	3,507	90
Allstate
6.750%	70,029	1,775
6.625%	104,904	2,712
6.250%	22,789	600
5.625%	85,136	2,163
Arch Capital Group
5.450%	10,000	248
Axis Capital Holdings
5.500%	73,743	1,843
Bank of America
6.625%	2,190	57
6.204%	5,765	144
6.200%	30,000	784
Bank of New York Mellon
5.200%	38,519	984

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
BB&T
5.625%	133,597	$3,419
5.200%	9,717	244
Capital One Financial
6.700%	27,109	711
6.250%	99,774	2,586
6.000%	8,014	205
Charles Schwab
6.000%	101,415	2,648
Citigroup
6.875%, VAR ICE LIBOR USD 3 Month+4.130%	85,700	2,374
5.800%	61,100	1,556
CoBank
6.250%, VAR ICE LIBOR USD 3 Month+4.557%	20,000	2,080
6.125%	20,000	2,005
Cullen
5.375%	29,651	743
Fifth Third Bancorp
6.625%, VAR ICE LIBOR USD 3 Month+3.710%	80,000	2,220
Goldman Sachs Group
6.375%, VAR ICE LIBOR USD 3 Month+3.550%	2,390	65
6.300%	8,311	222
5.500%, VAR ICE LIBOR USD 3 Month+3.640%	350,600	9,161
4.000%, VAR ICE LIBOR USD 3 Month+0.670%	43,300	1,015
Huntington Bancshares
6.250%	120,000	3,165
5.875%	20,322	521
ING Groep
6.375%	73,636	1,891
6.125%	36,308	931
JPMorgan Chase
6.700%	38,315	997
6.125%	29,449	776
KeyCorp
6.125%, VAR ICE LIBOR USD 3 Month+3.892%	4,000	111
M&T Bank
6.375%	3,165	3,208
MetLife
5.625%	29,780	757
Morgan Stanley
7.125%, VAR ICE LIBOR USD 3 Month+4.320%	115,042	3,311
6.875%, VAR ICE LIBOR USD 3 Month+3.940%	53,657	1,505
4.000%, VAR ICE LIBOR USD 3 Month+0.700%	161,113	3,844

102	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
NY Community Bancorp
6.375%, VAR ICE LIBOR USD 3 Month+3.821%	110,000	$3,068
People’s United Financial
5.625%, VAR ICE LIBOR USD 3 Month+4.020%	33,016	861
PNC Financial Services Group
6.125%, VAR ICE LIBOR USD 3 Month+4.067%	79,178	2,191
Prudential
6.750%	61,750	1,624
6.500%	13,808	370
RenaissanceRe Holdings
5.375%	88,684	2,189
State Street
6.000%	32,900	857
5.900%, VAR ICE LIBOR USD 3 Month+3.108%	114,090	3,083
5.350%, VAR ICE LIBOR USD 3 Month+3.709%	2,000	52
5.250%	72,463	1,817
Sterling Bancorp
6.500%	58,674	1,554
US Bancorp
6.500%, VAR ICE LIBOR USD 3 Month+4.468%	92,342	2,584
5.150%*	57,104	1,454
3.500%, VAR ICE LIBOR USD 3 Month+1.020%	16,800	847
Valley National Bancorp
6.250%, VAR ICE LIBOR USD 3 Month+3.850%	84,000	2,243
Webster Financial
5.250%	42,731	1,045
Wells Fargo
7.500%*	3,061	3,967
6.625%, VAR ICE LIBOR USD 3 Month+3.690%	57,230	1,574
5.850%, VAR ICE LIBOR USD 3 Month+3.090%	120,000	3,089
5.625%	5,000	127

		98,267

Utilities — 0.4%
Alabama Power
5.000%	10,000	261
Interstate Power & Light
5.100%	122,460	3,066
NSTAR Electric
4.780%	10,708	1,098
SCE Trust V
5.450%, VAR ICE LIBOR USD 3 Month+3.790%	17,036	440

Description	Shares	Market Value ($ Thousands)

PREFERRED STOCK (continued)
Washington Gas Light
4.800%	4,172	$421

		5,286

Total Preferred Stock (Cost $97,607) ($ Thousands)		106,875

	Face Amount (Thousands)

U.S. TREASURY OBLIGATIONS — 4.2%
U.S. Treasury Bills
2.019%, 11/08/2018 (E)	$13,600	13,550
1.990%, 10/18/2018 (E)	19,100	19,054
1.940%, 10/11/2018 (E)	5,400	5,389
1.923%, 09/27/2018 (E)	4,900	4,894
1.916%, 09/20/2018 (E)	10,400	10,391

Total U.S. Treasury Obligations (Cost $53,270) ($ Thousands)		53,278

	Shares

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Government Fund, Cl F
1.750%**†	8,057,097	8,057

Total Cash Equivalent (Cost $8,057) ($ Thousands)		8,057

Total Investments in Securities — 99.4% (Cost $1,190,378) ($ Thousands)		$1,253,397

Percentages are based on Net Assets of $1,261,148 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of August 31, 2018.

†	Investment in Affiliated Security (see Note 4).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Security is in default on interest payment.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On August 31, 2018, the value of these securities amounted to $210,890 ($ Thousands), representing 16.72% of the Net Assets of the Fund.

(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	103

SCHEDULE OF INVESTMENTS

August 31, 2018

Tax-Advantaged Income Fund (Concluded)

ABAG — Association of Bay Area Governments

AGC — Assured Guaranty Corporation

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax

Cl — Class

COP — Certificate of Participation

GO — General Obligation

ICE — International Currency Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corporation

NY — New York

PLC — Public Limited Company

RB — Revenue Bond

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

TRAN — Tax Revenue Anticipation Note

TSASC — Tobacco Settlement Asset Securitization Corporation

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of August 31, 2018 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$–	$943,038	$–	$943,038
Corporate Obligations	–	142,149	–	142,149
Preferred Stock	106,875	–	–	106,875
U.S. Treasury Obligations	–	53,278	–	53,278
Cash Equivalent	8,057	–	–	8,057

Total Investments in Securities	$114,932	$1,138,465	$–	$1,253,397

For the year ended August 31, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended August 31, 2018, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ”—” are $0 or have been rounded to $0.

The following is a summary of the transactions with affiliates for the year ended August 31, 2018 ($ Thousands):

Security Description	Value 8/31/2017	Purchases at Cost	Proceeds from Sales	Value 8/31/2018	Dividend Income

SEI Daily Income Trust, Government Fund, Cl F	$1,515	$79,525	$(72,983)	$8,057	$81

The accompanying notes are an integral part of the financial statements.

104	SEI Tax Exempt Trust / Annual Report / August 31, 2018

(This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

August 31, 2018

	Intermediate-Term Municipal Fund		Short Duration Municipal Fund
Assets:
Investments, at value †	$ 2,056,333		$ 1,356,043
Affiliated investment, at value ††	—		—
Cash and cash equivalents	—		2,260
Dividends and interest receivable	23,124		8,554
Receivable for fund shares sold	1,196		792
Receivable for investment securities sold	—		—
Prepaid expenses	33		23
Total Assets	2,080,686		1,367,672
Liabilities:
Payable for investment securities purchased	7,399		25,839
Payable for fund shares redeemed	1,454		1,181
Investment advisory fees payable	579		377
Payable to custodian	544		—
Income distribution payable	470		191
Shareholder servicing fees payable	422		278
Administration fees payable	358		328
Chief Compliance Officer fees payable	2		1
Trustees’ fees payable	1		1
Accrued expense payable	285		171
Total Liabilities	11,514		28,367
Net Assets	$ 2,069,172		$ 1,339,305
† Cost of investments	$ 2,028,674		$ 1,358,663
†† Cost of affiliated investment	—		—
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$ 2,040,586		$ 1,345,741
Undistributed (Distributions in excess of) net investment income	(7)		205
Accumulated net realized gain/(loss) on investments, futures contracts and swap contracts	934		(4,021)
Net unrealized appreciation (depreciation) on investments	27,659		(2,620)
Net Assets	$ 2,069,172		$ 1,339,305
Net Asset Value, Offering and Redemption Price Per Share — Class F	$11.49		$10.00
	($1,990,955,758÷		($1,301,015,812÷
	173,346,108 shares	)	130,122,873 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$11.49		$10.00
	($78,215,927÷		($38,289,206÷
	6,804,522 shares	)	3,830,141 shares)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

106	SEI Tax Exempt Trust / Annual Report / August 31, 2018

California Municipal Bond Fund	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund

$ 355,075	$ 76,423		$ 120,698		$ 199,969		$ 171,699		$ 1,245,340
—	380		88		216		—		8,057
—	20		20		20		—		721
4,345	759		1,233		1,984		2,062		13,692
424	11		8		122		10		858
—	1,123		—		—		—		2,267
6	1		2		3		3		20
359,850	78,717		122,049		202,314		173,774		1,270,955

—	1,211		—		—		—		7,108
353	107		160		37		117		978
70	22		23		57		52		500
233	—		—		—		495		—
59	14		17		41		23		560
43	10		16		24		22		245
61	14		21		40		16		243
—	—		—		—		—		1
—	—		—		—		—		1
49	10		15		28		24		171
868	1,388		252		227		749		9,807
$ 358,982	$ 77,329		$ 121,797		$ 202,087		$ 173,025		$ 1,261,148
$ 353,156	$ 76,671		$ 120,084		$ 199,634		$ 172,179		$ 1,182,321
—	380		88		216		—		8,057

$ 356,272	$ 77,444		$ 121,209		$ 201,547		$ 173,446		$ 1,192,014
44	4		3		10		12		1,521
747	129		(29)		195		47		4,594
1,919	(248)		614		335		(480)		63,019
$ 358,982	$ 77,329		$ 121,797		$ 202,087		$ 173,025		$ 1,261,148
$10.60	$10.33		$10.25		$10.53		$10.54		$10.32
($335,651,897 ÷	($76,302,963 ÷		($121,472,828 ÷		($184,156,866 ÷		($172,348,483 ÷		($1,167,549,928 ÷
31,657,289 shares)	7,386,569 shares	)	11,849,188 shares	)	17,490,719 shares	)	16,359,153 shares	)	113,183,394 shares)
$10.60	$10.31		$10.25		$10.51		$10.53		$10.31
($23,330,353 ÷	($1,026,526 ÷		($324,014 ÷		($17,929,741 ÷		($676,806 ÷		($93,598,439 ÷
2,201,610 shares)	99,567 shares	)	31,603 shares	)	1,705,598 shares	)	64,244 shares	)	9,081,503 shares)

SEI Tax Exempt Trust / Annual Report / August 31, 2018	107

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended August 31, 2018

	Intermediate-Term Municipal Fund	Short Duration Municipal Fund
Investment Income:
Interest Income	$ 62,003	$ 21,255
Dividend Income	—	—
Dividend Income from Affiliated Investments*	75	—
Total Investment Income	62,078	21,255
Expenses:
Investment Advisory Fees	6,587	4,493
Shareholder Servicing Fees - Class F	4,784	3,311
Administration Fees	3,877	2,723
Trustees’ Fees	29	20
Chief Compliance Officer Fees	10	6
Pricing Fees	199	164
Printing Fees	167	102
Professional Fees	119	78
Registration Fees	92	58
Custodian/Wire Agent Fees	52	35
Other Expenses	51	36
Total Expenses	15,967	11,026
Less, Waiver of:
Administration Fees	(1,824)	(1,382)
Investment Advisory Fees	(1,741)	(1,137)
Shareholder Servicing Fees - Class F	—	—
Net Expenses	12,402	8,507
Net Investment Income	49,676	12,748
Net Realized Gain/(Loss) on:
Investments	2,240	(2,771)
Futures Contracts	—	—
Swap Contracts	—	—
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(53,248)	(3,381)
Swap Contracts	—	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$ (1,332)	$ 6,596

Amounts designated as “—” are $0 or have been rounded to $0.

* See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

108	SEI Tax Exempt Trust / Annual Report / August 31, 2018

California Municipal Bond Fund	Massachusetts Municipal Bond Fund	New Jersey Municipal Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund	Tax-Advantaged Income Fund

$ 8,328	$ 1,743	$ 3,084	$ 4,741	$ 4,107	$ 54,666
—	—	—	—	—	6,513
32	13	22	17	25	81
8,360	1,756	3,106	4,758	4,132	61,260

1,182	253	399	659	584	6,127
839	189	301	456	415	2,847
716	153	242	400	334	3,676
5	1	2	3	2	18
2	—	—	1	1	6
22	8	7	20	10	114
29	7	10	16	14	102
21	5	7	12	10	73
15	3	5	9	8	61
9	2	3	5	4	32
11	4	5	7	6	32
2,851	625	981	1,588	1,388	13,088

(180)	(29)	(57)	(100)	(76)	(1,687)
(215)	(36)	(78)	(129)	(92)	(1,035)
(336)	(76)	(120)	(182)	(166)	(23)
2,120	484	726	1,177	1,054	10,343
6,240	1,272	2,380	3,581	3,078	50,917

785	230	20	283	225	3,627
—	—	—	—	—	474
—	—	—	—	—	449

(11,543)	(3,041)	(2,984)	(7,136)	(5,655)	(21,682)
—	—	—	—	—	(158)
$ (4,518)	$ (1,539)	$ (584)	$ (3,272)	$ (2,352)	$ 33,627

SEI Tax Exempt Trust / Annual Report / August 31, 2018	109

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended August 31,

	Intermediate-Term Municipal Fund		Short Duration Municipal Fund
	9/1/2017 to 8/31/2018	9/1/2016 to 8/31/2017	9/1/2017 to 8/31/2018	9/1/2016 to 8/31/2017
Operations:
Net Investment Income	$49,676	$44,150	$12,748	$8,075
Net Realized Gain/(Loss) on Investments, Futures Contracts and Swap Contracts	2,240	(1,037)	(2,771)	(321)
Net Change in Unrealized (Depreciation) on Investments, Futures Contracts and Swap Contracts	(53,248)	(27,467)	(3,381)	(1,676)
Net lncrease/(Decrease) in Net Assets Resulting from Operations	(1,332)	15,646	6,596	6,078
Dividends and Distributions to Shareholders:
Net Investment Income
Class F	(47,356)	(42,520)	(12,183)	(7,784)
Class Y	(2,251)	(1,607)	(432)	(254)
Net Realized Gains
Class F	—	(149)	—	—
Class Y	—	(5)	—	—
Total Dividends and Distributions	(49,607)	(44,281)	(12,615)	(8,038)
Capital Share Transactions(1):
Class F:
Proceeds from Shares Issued	459,096	663,459	331,201	395,381
Reinvestment of Dividends & Distributions	42,288	37,639	10,304	6,490
Cost of Shares Redeemed	(296,550)	(461,770)	(359,975)	(620,885)
Net Increase/jDecrease) from Class F Transactions	204,834	239,328	(18,470)	(219,014)
Class Y:
Proceeds from Shares Issued	19,823	61,094	7,157	24,462
Reinvestment of Dividends & Distributions	1,845	1,310	364	222
Cost of Shares Redeemed	(21,922)	(9,607)	(6,219)	(16,376)
Net lncrease/(Decrease) from Class Y Transactions	(254)	52,797	1,302	8,308
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	204,580	292,125	(17,168)	(210,706)
Net lncrease/(Decrease) in Net Assets	153,641	263,490	(23,187)	(212,666)
Net Assets:
Beginning of Year	1,915,531	1,652,041	1,362,492	1,575,158
End of Year	$2,069,172	$1,915,531	$1,339,305	$1,362,492
Undistributed/(Distributions in excess of) Net Investment Income	$(7)	$(54)	$205	$94

(1) See Note 8 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

110	SEI Tax Exempt Trust / Annual Report / August 31, 2018

California Municipal Bond Fund		Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund
9/1/2017 to 8/31/2018	9/1/2016 to 8/31/2017	9/1/2017 to 8/31/2018	9/1/2016 to 8/31/2017	9/1/2017 to 8/31/2018	9/1/2016 to 8/31/2017	9/1/2017 to 8/31/2018	9/1/2016 to 8/31/2017
$ 6,240	$ 5,784	$ 1,272	$ 1,181	$ 2,380	$ 2,346	$ 3,581	$ 3,249

785	1,295	230	405	20	227	283	292

(11,543)	(4,340)	(3,041)	(1,208)	(2,984)	(1,706)	(7,136)	(1,983)
(4,518)	2,739	(1,539)	378	(584)	867	(3,272)	1,558

(5,816)	(5,408)	(1,256)	(1,176)	(2,373)	(2,343)	(3,244)	(3,201)
(424)	(369)	(18)	(2)	(7)	(1)	(337)	(37)

(792)	(966)	(288)	(373)	(242)	(83)	(364)	(492)
(51)	(61)	(3)	—	(1)	—	(35)	—
(7,083)	(6,804)	(1,565)	(1,551)	(2,623)	(2,427)	(3,980)	(3,730)

74,412	106,712	16,300	23,924	24,419	29,422	32,452	50,238
5,814	5,569	1,349	1,360	2,406	2,236	3,257	3,283
(65,146)	(65,087)	(11,489)	(12,922)	(22,210)	(20,640)	(24,766)	(49,525)
15,080	47,194	6,160	12,362	4,615	11,018	10,943	3,996

3,734	4,942	207	882	51	270	2,675	16,752
456	426	16	2	7	1	236	24
(1,665)	(2,714)	(58)	(16)	(18)	—	(1,116)	(132)
2,525	2,654	165	868	40	271	1,795	16,644

17,605	49,848	6,325	13,230	4,655	11,289	12,738	20,640
6,004	45,783	3,221	12,057	1,448	9,729	5,486	18,468

352,978	307,195	74,108	62,051	120,349	110,620	196,601	178,133
$ 358,982	$ 352,978	$ 77,329	$ 74,108	$ 121,797	$ 120,349	$ 202,087	$ 196,601
$ 44	$ 44	$ 4	$ 6	$ 3	$ 4	$ 10	$ 27

SEI Tax Exempt Trust / Annual Report / August 31, 2018	111

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended August 31,

	Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
	9/1/2017 to 8/31/2018	9/1/2016 to 8/31/2017	9/1/2017 to 8/31/2018	9/1/2016 to 8/31/2017
Operations:
Net Investment Income	$3,078	$2,699	$50,917	$48,353
Net Realized Gain on Investments, Futures Contracts and Swap Contracts	225	638	4,550	9,698
Net Change in Unrealized (Depreciation) on Investments, Futures Contracts and Swap Contracts	(5,655)	(1,469)	(21,840)	(33,129)
Net lncrease/(Decrease) in Net Assets Resulting from Operations	(2,352)	1,868	33,627	24,922
Dividends and Distributions to Shareholders:
Net Investment Income
Class F	(3,062)	(2,696)	(45,634)	(45,070)
Class Y	(11)	(1)	(3,695)	(2,318)
Net Realized Gains
Class F	—	—	(6,545)	—
Class Y	—	—	(481)	—
Total Dividends and Distributions	(3,073)	(2,697)	(56,355)	(47,388)
Capital Share Transactions(1):
Class F:
Proceeds from Shares Issued	40,510	57,211	235,820	259,494
Reinvestment of Dividends & Distributions	2,780	2,389	46,001	39,478
Cost of Shares Redeemed	(24,318)	(28,728)	(201,484)	(363,678)
Net Increase/(Decrease) from Class F Transactions	18,972	30,872	80,337	(64,706)
Class Y:
Proceeds from Shares Issued	326	334	22,374	44,145
Reinvestment of Dividends & Distributions	11	1	3,512	2,026
Cost of Shares Redeemed	(1)	—	(10,566)	(9,648)
Net Increase from Class Y Transactions	336	335	15,320	36,523
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	19,308	31,207	95,657	(28,183)
Net lncrease/(Decrease) in Net Assets	13,883	30,378	72,929	(50,649)
Net Assets:
Beginning of Year	159,142	128,764	1,188,219	1,238,868
End of Year	$173,025	$159,142	$1,261,148	$1,188,219
Undistributed Net Investment Income	$12	$7	$1,521	$141

(1) See Note 8 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

112	SEI Tax Exempt Trust / Annual Report / August 31, 2018

FINANCIAL HIGHLIGHTS

For the years or period ended August 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†

Intermediate-Term Municipal Fund
Class F
2018	$11.79	$0.29	$(0.30)	$(0.01)	$(0.29)	$–	$(0.29)	$11.49	(0.10)%	$1,990,956	0.63%		0.81%		2.48%	17%
2017	12.01	0.28	(0.22)	0.06	(0.28)	–^	(0.28)	11.79	0.59	1,834,913	0.63		0.83		2.43	12
2016	11.62	0.29	0.39	0.68	(0.29)	–	(0.29)	12.01	5.92	1,625,099	0.64	(1)	0.86	(1)	2.46	15
2015	11.72	0.29	(0.10)	0.19	(0.29)	–	(0.29)	11.62	1.67	1,483,982	0.63		0.85		2.52	10
2014	11.16	0.31	0.56	0.87	(0.31)	–	(0.31)	11.72	7.88	1,320,144	0.63		0.85		2.70	13
Class Y
2018	$11.80	$0.32	$(0.31)	$0.01	$(0.32)	$–	$(0.32)	$11.49	0.07%	$78,216	0.38%		0.56%		2.72%	17%
2017	12.01	0.31	(0.21)	0.10	(0.31)	–^	(0.31)	11.80	0.92	80,618	0.38		0.58		2.70	12
2016	11.62	0.32	0.39	0.71	(0.32)	–	(0.32)	12.01	6.18	26,942	0.39	(1)	0.61	(1)	2.67	15
2015(2)	11.67	0.11	(0.06)	0.05	(0.10)	–	(0.10)	11.62	0.45	20	0.38		0.60		2.85	10
Short Duration Municipal Fund
Class F
2018	$10.04	$0.09	$(0.04)	$0.05	$(0.09)	$–	$(0.09)	$10.00	0.52%	$1,301,016	0.63%		0.82%		0.93%	67%
2017	10.05	0.06	(0.01)	0.05	(0.06)	–	(0.06)	10.04	0.47	1,325,339	0.63		0.83		0.57	69
2016	10.04	0.04	0.01	0.05	(0.04)	–	(0.04)	10.05	0.47	1,546,295	0.64	(1)	0.87	(1)	0.38	49
2015	10.05	0.03	(0.01)	0.02	(0.03)	–	(0.03)	10.04	0.16	1,383,170	0.63		0.85		0.26	37
2014	10.02	0.05	0.03	0.08	(0.05)	–	(0.05)	10.05	0.85	1,140,679	0.63		0.85		0.54	42
Class Y
2018	$10.04	$0.12	$(0.04)	$0.08	$(0.12)	$–	$(0.12)	$10.00	0.77%	$38,289	0.38%		0.57%		1.18%	67%
2017	10.05	0.08	(0.01)	0.07	(0.08)	–	(0.08)	10.04	0.72	37,153	0.38		0.58		0.83	69
2016	10.04	0.07	–	0.07	(0.06)	–	(0.06)	10.05	0.74	28,863	0.39	(1)	0.62	(1)	0.67	49
2015(2)	10.04	0.02	(0.01)	0.01	(0.01)	–	(0.01)	10.04	0.11	20	0.38		0.52		0.52	37
California Municipal Bond Fund
Class F
2018	$10.95	$0.18	$(0.32)	$(0.14)	$(0.18)	$(0.03)	$(0.21)	$10.60	(1.27)%	$335,652	0.60%		0.81%		1.73%	19%
2017	11.12	0.19	(0.14)	0.05	(0.19)	(0.03)	(0.22)	10.95	0.54	331,470	0.60		0.83		1.75	12
2016	10.84	0.21	0.33	0.54	(0.21)	(0.05)	(0.26)	11.12	5.07	288,076	0.61	(1)	0.86	(1)	1.90	13
2015	10.92	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	10.84	1.53	273,702	0.60		0.85		2.14	13
2014	10.47	0.25	0.51	0.76	(0.25)	(0.06)	(0.31)	10.92	7.37	254,068	0.60		0.85		2.30	7
Class Y
2018	$10.95	$0.20	$(0.32)	$(0.12)	$(0.20)	$(0.03)	$(0.23)	$10.60	(1.12)%	$23,330	0.45%		0.56%		1.88%	19%
2017	11.12	0.20	(0.14)	0.06	(0.20)	(0.03)	(0.23)	10.95	0.69	21,508	0.45		0.58		1.90	12
2016^^	10.93	0.18	0.24	0.42	(0.18)	(0.05)	(0.23)	11.12	3.94	19,120	0.46	(1)	0.61	(1)	2.00	13
Massachusetts Municipal Bond Fund
Class F
2018	$10.76	$0.17	$(0.39)	$(0.22)	$(0.17)	$(0.04)	$(0.21)	$10.33	(2.01)%	$76,303	0.63%		0.82%		1.66%	13%
2017	10.98	0.18	(0.16)	0.02	(0.18)	(0.06)	(0.24)	10.76	0.23	73,208	0.63		0.83		1.70	15
2016	10.70	0.20	0.38	0.58	(0.20)	(0.10)	(0.30)	10.98	5.43	62,023	0.64	(1)	0.86	(1)	1.82	9
2015	10.78	0.21	(0.08)	0.13	(0.21)	–	(0.21)	10.70	1.27	56,768	0.63		0.85		1.98	16
2014	10.34	0.24	0.49	0.73	(0.24)	(0.05)	(0.29)	10.78	7.16	51,394	0.63		0.85		2.31	7
Class Y
2018	$10.74	$0.19	$(0.39)	$(0.20)	$(0.19)	$(0.04)	$(0.23)	$10.31	(1.86)%	$1,026	0.48%		0.57%		1.81%	13%
2017	10.97	0.20	(0.17)	0.03	(0.20)	(0.06)	(0.26)	10.74	0.29	900	0.48		0.58		1.91	15
2016^^	10.80	0.18	0.27	0.45	(0.18)	(0.10)	(0.28)	10.97	4.22	28	0.49	(1)	0.61	(1)	1.94	9

SEI Tax Exempt Trust / Annual Report / August 31, 2018	113

FINANCIAL HIGHLIGHTS (Concluded)

For the years or period ended August 31,

For a share outstanding throughout each period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
New Jersey Municipal Bond Fund
Class F
2018	$10.53	$0.20	$(0.26)	$(0.06)	$(0.20)	$(0.02)	$(0.22)	$10.25	(0.52)%	$121,473	0.60%		0.81%		1.97%	10%
2017	10.68	0.21	(0.14)	0.07	(0.21)	(0.01)	(0.22)	10.53	0.69	120,057	0.60		0.83		2.03	13
2016	10.37	0.22	0.34	0.56	(0.22)	(0.03)	(0.25)	10.68	5.48	110,599	0.60	(1)	0.86	(1)	2.12	8
2015	10.57	0.23	(0.18)	0.05	(0.23)	(0.02)	(0.25)	10.37	0.47	103,303	0.60		0.85		2.17	15
2014	10.32	0.24	0.26	0.50	(0.24)	(0.01)	(0.25)	10.57	4.93	97,012	0.60		0.85		2.33	8
Class Y
2018	$10.53	$0.22	$(0.26)	$(0.04)	$(0.22)	$(0.02)	$(0.24)	$10.25	(0.37)%	$324	0.45%		0.56%		2.12%	10%
2017	10.68	0.23	(0.14)	0.09	(0.23)	(0.01)	(0.24)	10.53	0.83	292	0.45		0.58		2.18	13
2016^^	10.45	0.20	0.25	0.45	(0.19)	(0.03)	(0.22)	10.68	4.38	20	0.45	(1)	0.61	(1)	2.22	8
New York Municipal Bond Fund
Class F
2018	$10.92	$0.19	$(0.37)	$(0.18)	$(0.19)	$(0.02)	$(0.21)	$10.53	(1.64)%	$184,157	0.60%		0.82%		1.78%	15%
2017	11.07	0.18	(0.12)	0.06	(0.18)	(0.03)	(0.21)	10.92	0.61	179,836	0.60		0.83		1.71	9
2016	10.75	0.19	0.35	0.54	(0.19)	(0.03)	(0.22)	11.07	5.09	178,083	0.60	(1)	0.86	(1)	1.73	15
2015	10.83	0.21	(0.06)	0.15	(0.21)	(0.02)	(0.23)	10.75	1.25	162,389	0.60		0.85		1.91	17
2014	10.48	0.22	0.38	0.60	(0.22)	(0.03)	(0.25)	10.83	5.80	149,940	0.60		0.85		2.11	10
Class Y 2018	$10.91	$0.20	$(0.38)	$(0.18)	$(0.20)	$(0.02)	$(0.22)	$10.51	(1.58)%	$17,930	0.45%		0.57%		1.93%	15%
2017	11.05	0.22	(0.13)	0.09	(0.20)	(0.03)	(0.23)	10.91	0.86	16,765	0.45		0.58		1.98	9
2016^^	10.84	0.17	0.24	0.41	(0.17)	(0.03)	(0.20)	11.05	3.89	50	0.45	(1)	0.61	(1)	1.86	15
Pennsylvania Municipal Bond Fund
Class F
2018	$10.89	$0.20	$(0.35)	$(0.15)	$(0.20)	$–	$(0.20)	$10.54	(1.41)%	$172,348	0.63%		0.83%		1.85%	14%
2017	10.99	0.20	(0.10)	0.10	(0.20)	–	(0.20)	10.89	0.93	158,784	0.63		0.84		1.84	14
2016	10.70	0.22	0.28	0.50	(0.21)	–	(0.21)	10.99	4.75	128,744	0.63	(1)	0.84	(1)	1.98	19
2015	10.73	0.22	(0.03)	0.19	(0.22)	–	(0.22)	10.70	1.77	107,636	0.63		0.83		2.04	19
2014	10.45	0.23	0.28	0.51	(0.23)	–	(0.23)	10.73	4.94	101,802	0.63		0.83		2.18	6
Class Y
2018	$10.89	$0.21	$(0.36)	$(0.15)	$(0.21)	$–	$(0.21)	$10.53	(1.36)%	$677	0.48%		0.58%		2.01%	14%
2017	10.99	0.22	(0.11)	0.11	(0.21)	–	(0.21)	10.89	1.08	358	0.48		0.59		2.04	14
2016^^	10.79	0.19	0.20	0.39	(0.19)	–	(0.19)	10.99	3.64	20	0.48	(1)	0.59	(1)	2.11	19
Tax-Advantaged Income Fund
Class F
2018	$10.51	$0.42	$(0.14)	$0.28	$(0.41)	$(0.06)	$(0.47)	$10.32	2.80%	$1,167,550	0.86%		1.09%		4.14%	41%
2017	10.70	0.44	(0.20)	0.24	(0.43)	–	(0.43)	10.51	2.37	1,108,396	0.86		1.09		4.22	52
2016	10.01	0.41	0.68	1.09	(0.40)	–	(0.40)	10.70	11.12	1,195,269	0.87	(1)	1.09	(1)	3.93	24
2015	10.07	0.40	(0.08)	0.32	(0.38)	–	(0.38)	10.01	3.23	973,359	0.86		1.08		3.99	22
2014	9.31	0.39	0.78	1.17	(0.38)	(0.03)	(0.41)	10.07	12.78	783,176	0.86		1.13		4.04	28
Class Y
2018	$10.50	$0.45	$(0.14)	$0.31	$(0.44)	$(0.06)	$(0.50)	$10.31	3.05%	$93,598	0.61%		0.84%		4.39%	41%
2017	10.69	0.46	(0.20)	0.26	(0.45)	–	(0.45)	10.50	2.63	79,823	0.61		0.84		4.47	52
2016	10.00	0.44	0.68	1.12	(0.43)	–	(0.43)	10.69	11.40	43,599	0.62	(1)	0.84	(1)	4.18	24
2015(2)	10.14	0.17	(0.17)	–	(0.14)	–	(0.14)	10.00	(0.05)	8,986	0.61		1.33		4.94	22

*	Per share calculations were performed using average shares.

†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The expense ratio includes Trustee fees that are not subject to any voluntary or reimbursement agreement. Had the fees been excluded, the expense ratios would have been equal to, or less than, the expense cap ratio. See Note 4.

^	Amount represents less than $0.01 per share.

^^	Class Y commenced operations on October 30, 2015. All ratios for the period have been annualized.

(1)	The expense ratio includes proxy expenses outside the cap.

(2)	Class Y commenced operations on May 1, 2015. All ratios for the period have been annualized.

Amounts designated as ”–” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

114	SEI Tax Exempt Trust / Annual Report / August 31, 2018

NOTES TO FINANCIAL STATEMENTS

August 31, 2018

1. ORGANIZATION

SEI Tax Exempt Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with eight operational funds: the Intermediate-Term Municipal, Short Duration Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, and Tax-Advantaged Income (each a “Fund”, collectively the “Funds”). The Funds are registered to offer up to two classes of shares: Class F (formerly Class A) and Class Y. On May 1, 2015, Class Y shares commenced operations in the Intermediate-Term Municipal, Short Duration Municipal and Tax-Advantaged Income Funds. On October 30, 2015, Class Y shares commenced operations in the California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds.

The Trust’s prospectuses provide a description of each Fund’s investment objective, policies and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates

SEI Tax Exempt Trust / Annual Report / August 31, 2018	115

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2018

its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (the “Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of two members of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred

116	SEI Tax Exempt Trust / Annual Report / August 31, 2018

stocks, bank loans, warrants, swaps and forward contracts.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The valuation techniques used by the Funds to measure fair value during the year ended August 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended August 31, 2018, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At August 31, 2018, the Funds did not own any illiquid securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Security Transactions and Investment Income —

Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. At August 31, 2018, the Funds did not own any futures contracts.

Swap Agreements — To the extent consistent with its investment objective and strategies, the Funds may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to a Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap

SEI Tax Exempt Trust / Annual Report / August 31, 2018	117

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2018

agreement. At August 31, 2018, the Funds did not own any swap agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to over-the counter (“OTC”) transactions, the Funds may enter into master netting arrangements, established within the Fund’s ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close- out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds. The right of set-off exists in the event of default or other termination events. In the event of a default, the total market value exposure will be set-off against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Settlements of transactions, in the ordinary course of business, are not typically subject to net settlement.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, are reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in its Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Discount and Premium Amortization — All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Dividends and Distributions to Shareholders —

Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

3. DERIVATIVE CONTRACTS

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

118	SEI Tax Exempt Trust / Annual Report / August 31, 2018

The following table discloses the volume of the Tax-Advantaged Income Fund’s futures contracts and swap activity during the year ended August 31, 2018 ($ Thousands):

Tax-Advantaged Income Fund
Futures Contracts:
Interest Contracts
Average Notional Balance Short	$3,168
Swaps:
Interest Contracts
Average Notional Balance Long	9,600
Average Notional Balance Short	9,600

4. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as the Investment Adviser (the “Adviser”) to each Fund. In connection with serving as Adviser to the Funds, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) serves as administrator to the Funds. The Administrator provides the Trust with administrative and transfer agent services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) is the Distributor of the shares of the Funds under a Distribution Agreement. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F Shares that allows such shares to pay service providers a fee based on average daily net assets of such Class F Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Service Plan provides that shareholder service fees on Class F Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to Class F Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expense incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of these waivers at any time.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	119

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2018

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fees	Voluntary Expense Limitations
Intermediate-Term Municipal Fund
Class F	0.33%	0.25%	0.63%
Class Y	0.33%	0.00%	0.38%
Short Duration Municipal Fund
Class F	0.33%	0.25%	0.63%
Class Y	0.33%	0.00%	0.38%
California Municipal Bond Fund
Class F	0.33%	0.25%	0.60%
Class Y	0.33%	0.00%	0.45%
Massachusetts Municipal Bond Fund
Class F	0.33%	0.25%	0.63%
Class Y	0.33%	0.00%	0.48%
New Jersey Municipal Bond Fund
Class F	0.33%	0.25%	0.60%
Class Y	0.33%	0.00%	0.45%
New York Municipal Bond Fund
Class F	0.33%	0.25%	0.60%
Class Y	0.33%	0.00%	0.45%
Pennsylvania Municipal Bond Fund
Class F	0.35%	0.25%	0.63%
Class Y	0.35%	0.00%	0.48%
Tax-Advantaged Income Fund
Class F	0.50%	0.25%	0.86%
Class Y	0.50%	0.00%	0.61%

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
Intermediate-Term Municipal Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Short Duration Municipal Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
California Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Massachusetts Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
New Jersey Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
New York Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Pennsylvania Municipal Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tax-Advantaged Income Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

As of August 31, 2018, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser

Intermediate-Term Municipal Fund

Delaware Investments Fund Advisers, a series of

Macquarie Investment Management Business Trust

Standish Mellon Asset Management Company, LLC

Short Duration Municipal Fund

Neuberger Berman Investment Advisers LLC

Wells Capital Management, Inc.

Western Asset Management Company

Investment Sub-Adviser

Western Asset Management Company Limited

California Municipal Bond Fund

Standish Mellon Asset Management Company, LLC

Massachusetts Municipal Bond Fund

Standish Mellon Asset Management Company, LLC

New Jersey Municipal Bond Fund

Standish Mellon Asset Management Company, LLC

New York Municipal Bond Fund

Standish Mellon Asset Management Company, LLC

Pennsylvania Municipal Bond Fund

Standish Mellon Asset Management Company, LLC

120	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Investment Sub-Adviser

Tax-Advantaged Income Fund

Pacific Investment Management Company, LLC

Spectrum Asset Management, Inc.

Wells Capital Management, Inc.

Other — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, the Distributor, and/or SIMC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of Officers and affiliated Trustees. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund, to manage excess cash or to serve as margin or collateral for derivative positions. Refer to each Fund’s Schedule of Investments for details regarding transactions with affiliated securities for the year ended August 31, 2018, if applicable.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes.

Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of August 31, 2018 and for the year then ended, the Trust has not participated in the Program.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended August 31, 2018, were as follows:

	U.S. Gov’t ($ Thousands	)	Other ($ Thousands	)	Total ($ Thousands	)
Intermediate-Term Municipal Fund
Purchases	$ —		$ 582,548		$ 582,548
Sales	—		336,530		336,530
Short Duration Municipal Fund
Purchases	—		761,308		761,308
Sales	—		695,399		695,399
California Municipal Bond Fund
Purchases	—		90,634		90,634
Sales	—		68,027		68,027
Massachusetts Municipal Bond Fund
Purchases	—		17,598		17,598
Sales	—		9,395		9,395
New Jersey Municipal Bond Fund
Purchases	—		18,346		18,346
Sales	—		11,566		11,566
New York Municipal Bond Fund
Purchases	—		47,354		47,354
Sales	—		29,116		29,116
Pennsylvania Municipal Bond Fund
Purchases	—		48,542		48,542
Sales	—		23,734		23,734
Tax-Advantaged Income Fund
Purchases	—		522,261		522,261
Sales	—		436,324		436,324

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub-chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of components of net assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment

SEI Tax Exempt Trust / Annual Report / August 31, 2018	121

NOTES TO FINANCIAL STATEMENTS (Continued)

August 31, 2018

transactions for a reporting period may differ significantly from distributions during such periods. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income, accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of distributions, Swap adjustments, partnership investment basis adjustments and market discount adjustments have been reclassified to/from the following accounts as of August 31, 2018:

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Gain/(Loss) ($Thousands)
Intermediate-Term Municipal Fund	$–	$(22)	$22
Short Duration Municipal Fund	–	(22)	22
New Jersey Municipal Bond Fund	–	(1)	1
New York Municipal Bond Fund	–	(17)	17
Tax-Advantaged Income Fund	–	(208)	208

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
Intermediate-Term Municipal Fund	2018	$47,224	$2,383	$–	$49,607
	2017	41,656	2,625	–	44,281
Short Duration Municipal Fund	2018	12,253	362	–	12,615
	2017	7,671	367	–	8,038
California Municipal Bond Fund	2018	6,212	28	843	7,083
	2017	5,768	9	1,027	6,804
Massachusetts Municipal Bond Fund	2018	1,263	11	291	1,565
	2017	1,176	2	373	1,551
New Jersey Municipal Bond Fund	2018	2,361	19	243	2,623
	2017	2,340	21	66	2,427
New York Municipal Bond Fund	2018	3,550	80	350	3,980
	2017	3,229	9	492	3,730
Pennsylvania Municipal Bond Fund	2018	3,052	21	–	3,073
	2017	2,690	7	–	2,697
Tax-Advantaged Income Fund	2018	34,079	15,250	7,026	56,355
	2017	31,455	15,933	–	47,388

As of August 31, 2018 the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income ($ Thousands)	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Intermediate-Term Municipal Fund	$4,386	$–	$931	$–	$–	$27,743	$(4,474)	$28,586
Short Duration Municipal Fund	1,349	–	–	(1,218)	(2,804)	(2,468)	(1,295)	(6,436)
California Municipal Bond Fund	578	–	748	–	–	1,932	(548)	2,710
Massachusetts Municipal Bond Fund	116	–	129	–	–	(248)	(112)	(115)
New Jersey Municipal Bond Fund	217	–	–	–	(31)	614	(212)	588
New York Municipal Bond Fund	334	–	195	–	–	335	(324)	540
Pennsylvania Municipal Bond Fund	290	–	46	–	–	(480)	(277)	(421)
Tax-Advantaged Income Fund	3,680	–	4,754	–	–	65,302	(4,602)	69,134
Post-October losses represent losses realized on investment transactions from November 1, 2017 through August 31, 2018, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

122	SEI Tax Exempt Trust / Annual Report / August 31, 2018

During the year ended August 31, 2018, the following Funds utilized capital loss carryforwards to offset realized capital gains:

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 8/31/2018 ($ Thousands)
Intermediate-Term Municipal Fund	$1,330	$–	$1,330
Short Duration Municipal Fund	–	55	55
Pennsylvania Municipal Bond Fund	179	–	179

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the Internal Revenue Service. Post-enactment losses in the Funds are as follows:

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards 8/31/2018* ($ Thousands)
Short Duration Municipal Fund	$257	$961	$1,218

* This table should be used in conjunction with the capital loss carryforwards table.

At August 31, 2018, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Intermediate-Term Municipal Fund	$2,028,589	$38,837	$(11,093)	$27,744
Short Duration Municipal Fund	1,358,511	1,193	(3,661)	(2,468)
California Municipal Bond Fund	353,143	4,544	(2,612)	1,932
Massachusetts Municipal Bond Fund	77,051	815	(1,063)	(248)
New Jersey Municipal Bond Fund	120,172	1,299	(685)	614
New York Municipal Bond Fund	199,850	2,069	(1,734)	335
Pennsylvania Municipal Bond Fund	172,179	1,460	(1,940)	(480)
Tax-Advantaged Income Fund	1,188,095	74,588	(9,286)	65,302

7. CONCENTRATIONS/RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

The Funds invest in debt instruments of municipal issuers. The Funds invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments.

State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not

SEI Tax Exempt Trust / Annual Report / August 31, 2018	123

NOTES TO FINANCIAL STATEMENTS (Concluded)

August 31, 2018

have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value a Fund’s securities.

The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Fund.

8. SHARE TRANSACTIONS:

Capital share transactions for the Funds were as follows (Thousands):

	Intermediate-Term Municipal Fund		Short Duration Municipal Fund		California Municipal Bond Fund
	09/01/17 to 08/31/18	09/01/16 to 08/31/17	09/01/17 to 08/31/18	09/01/16 to 08/31/17	09/01/17 to 08/31/18	09/01/16 to 08/31/17

Shares Issued and Redeemed:

Class F:

Shares Issued	39,671	56,953	33,124	39,500	6,970	9,875

Shares Issued in Lieu of Dividends and Distributions	3,663	3,238	1,031	648	546	519

Redeemed	(25,660)	(39,883)	(36,002)	(62,010)	(6,120)	(6,035)

Total Class F Transactions	17,674	20,308	(1,847)	(21,862)	1,396	4,359

Class Y:

Shares Issued	1,709	5,308	716	2,446	351	458

Shares Issued in Lieu of Dividends and Distributions	160	113	36	22	43	40

Redeemed	(1,897)	(830)	(622)	(1,640)	(156)	(253)

Total Class Y Transactions	(28)	4,591	130	828	238	245

Increase (Decrease) in Share Transactions	17,646	24,899	(1,717)	(21,034)	1,634	4,604

	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund
	09/01/17 to 08/31/18	09/01/16 to 08/31/17	09/01/17 to 08/31/18	09/01/16 to 08/31/17	09/01/17 to 08/31/18	09/01/16 to 08/31/17

Shares Issued and Redeemed:

Class F:

Shares Issued	1,561	2,251	2,364	2,820	3,054	4,657

Shares Issued in Lieu of Dividends and Distributions	130	129	234	215	307	306

Redeemed	(1,107)	(1,225)	(2,151)	(1,986)	(2,334)	(4,588)

Total Class F Transactions	584	1,155	447	1,049	1,027	375

Class Y:

Shares Issued	20	82	5	26	252	1,542

Shares Issued in Lieu of Dividends and Distributions	2	—	1	—	22	2

Redeemed	(6)	(1)	(2)	—	(105)	(12)

Total Class Y Transactions	16	81	4	26	169	1,532

Increase in Share Transactions	600	1,236	451	1,075	1,196	1,907

124	SEI Tax Exempt Trust / Annual Report / August 31, 2018

	Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
	09/01/17 to 08/31/18	09/01/16 to 08/31/17	09/01/17 to 08/31/18	09/01/16 to 08/31/17
Shares Issued and Redeemed:

Class F:

Shares Issued	3,810	5,329	22,825	25,133

Shares Issued in Lieu of Dividends and Distributions	263	223	4,454	3,822

Redeemed	(2,292)	(2,686)	(19,523)	(35,184)

Total Class F Transactions	1,781	2,866	7,756	(6,229)

Class Y:

Shares Issued	30	31	2,166	4,264

Shares Issued in Lieu of Dividends and Distributions	1	–	341	196

Redeemed	–	–	(1,024)	(938)

Total Class Y Transactions	31	31	1,483	3,522

Increase (Decrease) in Share Transactions	1,812	2,897	9,239	(2,707)

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of August 31, 2018, SPTC held of record the following percentage of outstanding shares of each Fund:

Intermediate-Term Municipal Fund

Class F	93.73%

Class Y	80.98%

Short Duration Municipal Fund

Class F	96.23%

Class Y	70.12%

California Municipal Bond Fund

Class F	96.59%

Class Y	99.76%

Massachusetts Municipal Bond Fund

Class F	98.83%

Class Y	98.14%

New Jersey Municipal Bond Fund

Class F	96.82%

Class Y	93.93%

New York Municipal Bond Fund

Class F	97.03%

Class Y	99.36%

Pennsylvania Municipal Bond Fund

Class F	95.60%

Class Y	53.51%

Tax-Advantaged Income Fund

Class F	95.44%

Class Y	92.48%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds the shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

10. REGULATORY MATTERS

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/ or adjustments were required to the financial statements as of August 31, 2018

SEI Tax Exempt Trust / Annual Report / August 31, 2018	125

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

SEI Tax Exempt Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Tax-Exempt Trust, comprised of Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund, and Tax-Advantaged Income Fund (collectively, “the Funds”), as of August 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S generally accepted accounting principles. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with auditing standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of the securities owned as of August 31, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

October 29, 2018

126	SEI Tax Exempt Trust / Annual Report / August 31, 2018

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of August 31, 2018.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	101

Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust,

The New Covenant Funds and SEI Catholic Values Trust.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 78 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	101	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Trustee of Winton Series Trust from 2014 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	127

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 61 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 70 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	101	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	101	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003.	101	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	101	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 67 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	101	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

128	SEI Tax Exempt Trust / Annual Report / August 31, 2018

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 72 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
James J. Hoffmayer One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Controller and Chief Financial Officer	since 2016	Senior Director, Funds Accounting and Fund Administration, SEI Investments Global Funds Services (since September 2016); Senior Director of Fund Administration, SEI Investments Global Funds Services (since October 2014). Director of Financial Reporting, SEI Investments Global Funds Services (November 2004 — October 2014).	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm}, March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	129

DISCLOSURE OF FUND EXPENSES (Unaudited)

August 31, 2018

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (March 1, 2018 to August 31, 2018).

The following table illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Intermediate-Term Municipal Fund
Actual Fund Return
Class F	$1,000.00	$1,014.60	0.63%	$3.19
Class Y	1,000.00	1,015.00	0.38	1.93
Hypothetical 5% Return
Class F	$1,000.00	$1,022.04	0.63%	$3.20
Class Y	1,000.00	1,023.29	0.38	1.94
Short Duration Municipal Fund
Actual Fund Return
Class F	$1,000.00	$1,006.20	0.63%	$3.19
Class Y	1,000.00	1,007.50	0.38	1.92
Hypothetical 5% Return
Class F	$1,000.00	$1,022.03	0.63%	$3.21
Class Y	1,000.00	1,023.29	0.38	1.94
California Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,013.60	0.60%	$3.04
Class Y	1,000.00	1,014.30	0.45	2.28
Hypothetical 5% Return
Class F	$1,000.00	$1,022.19	0.60%	$3.05
Class Y	1,000.00	1,022.94	0.45	2.29

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Massachusetts Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,011.40	0.63%	$3.20
Class Y	1,000.00	1,012.20	0.48	2.45
Hypothetical 5% Return
Class F	$1,000.00	$1,022.02	0.63%	$3.22
Class Y	1,000.00	1,022.77	0.48	2.46
New Jersey Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,013.10	0.60%	$3.04
Class Y	1,000.00	1,012.80	0.45	2.28
Hypothetical 5% Return
Class F	$1,000.00	$1,022.19	0.60%	$3.05
Class Y	1,000.00	1,022.94	0.45	2.29
New York Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,009.10	0.60%	$3.04
Class Y	1,000.00	1,009.90	0.45	2.28
Hypothetical 5% Return
Class F	$1,000.00	$1,022.18	0.60%	$3.06
Class Y	1,000.00	1,022.93	0.45	2.30

130	SEI Tax Exempt Trust / Annual Report / August 31, 2018

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Pennsylvania Municipal Bond Fund
Actual Fund Return
Class F	$1,000.00	$1,005.70	0.63%	$3.18
Class Y	1,000.00	1,011.10	0.48	2.44
Hypothetical 5% Return
Class F	$1,000.00	$1,022.03	0.63%	$3.21
Class Y	1,000.00	1,022.78	0.48	2.45

	Beginning Account Value 3/1/18	Ending Account Value 8/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Tax-Advantaged Income Fund
Actual Fund Return
Class F	$1,000.00	$1,027.40	0.86%	$4.38
Class Y	1,000.00	1,028.70	0.61	3.12
Hypothetical 5% Return
Class F	$1,000.00	$1,020.89	0.86%	$4.37
Class Y	1,000.00	1,022.13	0.61	3.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

SEI Tax Exempt Trust / Annual Report / August 31, 2018	131

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited)

SEI Tax Exempt Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

132	SEI Tax Exempt Trust / Annual Report / August 31, 2018

At the March 27–28, 2018 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 5–6, 2017 and March 27–28, 2018. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund operating expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board

SEI Tax Exempt Trust / Annual Report / August 31, 2018	133

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENT (Unaudited) (Concluded)

also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

134	SEI Tax Exempt Trust / Annual Report / August 31, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an August 31, 2018 taxable year end this notice is for information purposes only. For shareholders with an August 31, 2018, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2018, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax Exempt Income Distributions	Total Distributions	(D) Dividends Received Deduction (1)
Intermediate-Term Municipal Fund(6)(7)	0.00%	4.87%	95.13%	100.00%	0.01%
Short Duration Municipal Fund(6)(7)	0.00%	2.97%	97.03%	100.00%	0.00%
California Municipal Bond Fund(7)	11.96%	0.39%	87.65%	100.00%	0.04%
Massachusetts Municipal Bond Fund(6)	18.71%	0.69%	80.60%	100.00%	0.00%
New Jersey Municipal Bond Fund(7)	9.31%	0.72%	89.97%	100.00%	0.00%
New York Municipal Bond Fund(7)	8.87%	2.03%	89.10%	100.00%	0.00%
Pennsylvania Municipal Bond Fund(6)(7)	0.00%	0.70%	99.30%	100.00%	0.00%
Tax-Advantaged Income Fund(6)(7)	12.62%	27.40%	59.98%	100.00%	11.98%

Fund	(E) Qualifying Dividend Income (2)	(F) U.S. Government Interest (Tax Basis) (3)	(G) Interest Related Dividends (4)	(H) Short-Term Capital Gains Dividends (5)
Intermediate-Term Municipal Fund(6)(7)	0.01%	0.00%	0.00%	0.00%
Short Duration Municipal Fund(6)(7)	0.00%	0.00%	0.00%	0.00%
California Municipal Bond Fund(7)	0.04%	0.00%	0.00%	0.00%
Massachusetts Municipal Bond Fund(6)	0.00%	0.00%	0.00%	0.00%
New Jersey Municipal Bond Fund(7)	0.00%	0.00%	0.00%	0.00%
New York Municipal Bond Fund(7)	0.00%	0.00%	0.00%	0.00%
Pennsylvania Municipal Bond Fund(6)(7)	0.00%	0.00%	0.00%	0.00%
Tax-Advantaged Income Fund(6)(7)	12.29%	4.68%	19.62%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Funds to designate the max amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution for calendar year ended 2018. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” is reflected as a percentage of short-term capital gain distribution for calendar year ended 2018 that is exempted from U.S. withholding tax when paid to foreign investors.

(6)

“Exempt-Interest Dividends” represent the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income tax.

(7)

For California income tax purposes, for the fiscal year ended August 31, 2018, the Intermediate-Term Municipal, the Short Duration Municipal, the California Municipal, the Massachusetts Municipal, the New Jersey Municipal, the New York Municipal, the Pennsylvania Municipal and the Tax Advantaged Income Funds designated 11.51%, 3.53%, 99.78%, 0.00%, 0.00%, 0.30%, 0.00% and 10.57% respectively, of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.

Items (D) and (E) are based on the percentage of “Ordinary Income Distributions.”

Item (F) is based on the percentage of gross income of each Fund.

Item (G) is based on the percentage of net investment income distributions.

Item (H) is based on the percentage of short-term capital gain distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Tax Exempt Trust / Annual Report / August 31, 2018	135

SEI TAX EXEMPT TRUST / ANNUAL REPORT / AUGUST 31, 2018

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Officers

Robert A. Nesher

President and Chief Executive Officer

James J. Hoffmayer

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-024 (8/18)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer and any person that performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three Audit Committee financial experts serving on its audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr., Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2018			Fiscal Year 2017
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$164,720	$0	$0	$160,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees (2)	$0	$372,077	$0	$0	$356,074	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Service Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed pursuant to waiver of pre-approval requirement were as follows:

	2018	2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees billed by KPMG for fiscal years 2018 and 2017 were $372,077 and $356,074, respectively. Non-audit fees consist of SSAE No.18 review of fund accounting and administration operations and attestation report in accordance with Rule 17 Ad-13.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-

approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Tax Exempt Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 23, 2018

By	/s/ James J. Hoffmayer
James J. Hoffmayer
Controller & CFO

Date: November 23, 2018